UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

Lockheed Martin Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Lockheed Martin Corporation

6801 Rockledge Drive Bethesda, MD 20817

Robert J. Stevens

Chairman and Chief Executive Officer

March 11, 2011

Dear Fellow Stockholders:

On behalf of the Board of Directors, I would like to invite you to attend our 2011 Annual Meeting of Stockholders. We will meet on Thursday, April 28, 2011, at 10:30 a.m. Eastern Daylight Saving Time, at the Southern Maryland Higher Education Center, 44219 Airport Road, Building II, City of California, State of Maryland 20619. Prior to the meeting, you are invited to join the Board and senior management at a reception at 10:00 a.m. If you cannot attend, you may listen to a live webcast of the Annual Meeting at our website, http://www.lockheedmartin.com/investor.

The accompanying Notice and Proxy Statement describe the matters on which stockholders may vote at the Annual Meeting. Whether or not you plan to attend, please be sure to vote your shares by returning the enclosed proxy card, or by following the instructions for Internet or telephone voting printed on the proxy card. If you plan to attend, please let us know by marking the appropriate box when you cast your vote.

E. C. “Pete” Aldridge, Jr. is not eligible to stand for re-election due to the mandatory age retirement provision in our Bylaws and will retire from the Board upon expiration of his term at the 2011 Annual Meeting of Stockholders. We are extremely grateful for his valuable contributions to our great Corporation and the Board of Directors.

If you plan to attend the Annual Meeting, please note that, for security reasons, before being admitted:

•	You must present your admission ticket or proof of ownership and valid photo identification at the door.
•	All hand-carried items will be subject to inspection.
•	Any bags, briefcases, or packages must be checked at the registration desk prior to entering the meeting room.

Thank you for your continued support of Lockheed Martin. I look forward to seeing you at the Annual Meeting.

Sincerely,

Robert J. Stevens

LOCKHEED MARTIN CORPORATION

6801 Rockledge Drive

Bethesda, MD 20817

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

DATE	Thursday, April 28, 2011

TIME	10:30 a.m. Eastern Daylight Saving Time

PLACE	Southern Maryland Higher Education Center
44219 Airport Road, Building II
City of California, State of Maryland 20619

WEBCAST	You may listen to a live webcast of our Annual Meeting at http://www.lockheedmartin.com/investor. Listening to the live webcast will not represent attendance at the Annual Meeting, and you will not be able to cast your vote through the live webcast.

ITEMS OF BUSINESS	(1) Election of 11 director-nominees to serve on the Board for a one-year term ending at next year’s Annual Meeting;
(2) Ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditors for the 2011 fiscal year;
(3) Management Proposal — Adoption of the Lockheed Martin Corporation 2011 Incentive Performance Award Plan;
(4) Proposal to approve the compensation of our named executive officers;
(5) Proposal on the frequency of holding future votes on the compensation of our named executive officers;
(6) Consideration of one stockholder proposal described in the accompanying Proxy Statement, if properly presented at the Annual Meeting; and
(7) Consideration of any other matters that may properly come before the meeting.

RECORD DATE	Stockholders of record at the close of business on March 1, 2011, are entitled to vote at the Annual Meeting.

ANNUAL REPORT	We have enclosed our 2010 Annual Report to Stockholders. The report is not part of the proxy soliciting materials for the Annual Meeting.

PROXY VOTING	It is important that you vote your shares so that they are counted at the Annual Meeting. Vote your shares by completing and returning the enclosed proxy card, or by following the instructions printed on the proxy card or contained in the Proxy Statement for Internet or telephone voting.

Maryanne R. Lavan
Senior Vice President, General Counsel
and Corporate Secretary

March 11, 2011

i

ii

GENERAL INFORMATION

On behalf of your Board of Directors (the “Board”), we are furnishing the Notice, Proxy Statement, and proxy card (“Proxy Materials”) in connection with the solicitation of proxies to be voted at our 2011 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. Lockheed Martin Corporation (the “Corporation”) is a Maryland corporation.

Our Annual Meeting will take place on April 28, 2011, at 10:30 a.m., Eastern Daylight Saving Time, at the Southern Maryland Higher Education Center, 44219 Airport Road, Building II, City of California, State of Maryland 20619. Directions to the meeting are provided in Appendix B.

We began mailing the Proxy Materials for the Annual Meeting and our 2010 Annual Report to Stockholders (“Annual Report”) on or about March 11, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April 28, 2011: The Proxy Statement and Annual Report are available at http://www.lockheedmartin.com/investor.

Questions and Answers

Do I need an admission ticket to attend the Annual Meeting?

Yes. You must present both an admission ticket or proof of ownership and valid photo identification to attend the Annual Meeting.

•	If you received these materials by mail, your admission ticket is attached to your proxy card. Please detach the ticket and bring it with you to the meeting.

•	If you vote electronically through the Internet, you can print an admission ticket from the online site.

•

If you hold shares through an account with a bank or broker, contact your bank or broker to request a legally valid proxy from the owner of record to vote your shares. This will serve as your admission ticket.

•

A recent brokerage statement or letter from your broker showing that you owned Lockheed Martin stock (referred to as “common stock” or “stock”) in your account as of March 1, 2011 (the “Record Date”), also serves as an admission ticket.

If you do not have an admission ticket or proof of ownership and valid photo identification, you will not be admitted to the Annual Meeting.

If you plan to attend the Annual Meeting, please note that, for security reasons, before being admitted:

•	You must present your admission ticket or proof of ownership and valid photo identification at the door.
•	All hand-carried items will be subject to inspection.
•	Any bags, briefcases, or packages must be checked at the registration desk prior to entering the meeting room.

Will there be a webcast of the Annual Meeting?

Yes. We will webcast the Annual Meeting live on April 28, 2011. To access the webcast, go to http://www.lockheedmartin.com/investor at 10:30 a.m., Eastern Daylight Saving Time, on April 28, 2011. Stockholders who wish to access the webcast should pre-register on our website no later than 10:00 a.m., Eastern Daylight Saving Time. Listening to our Annual Meeting webcast will not represent attendance at the meeting, and you will not be able to cast your vote as part of the live webcast.

GENERAL INFORMATION

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on March 1, 2011, are entitled to vote their shares at the Annual Meeting. As of the Record Date, there were 349,522,951 shares outstanding. Each share outstanding on the Record Date is entitled to one vote on each proposal presented at the Annual Meeting. This includes shares held through Direct Invest, our dividend reinvestment and stock purchase plan, or through our employee benefit plans. Your proxy card shows the number of shares held in your account(s).

What is the difference between holding shares as a registered stockholder and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the “registered stockholder” of those shares. We mail the Proxy Materials and our Annual Report to you directly.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares that are registered in street name. In this case, the Proxy Materials and our Annual Report were forwarded to you by your broker, bank, or other nominee, who is considered the registered stockholder. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares by following the voting instructions included in the mailing.

Employees with shares allocated in an employee benefit plan account will not receive a paper mailing and should review the information on procedures for voting by employees on page 4.

What am I voting on and what are the Board’s voting recommendations?

Our stockholders will be voting on the following proposals, which are described in more detail beginning on page 70:

Proposal	Description	Board’s Voting Recommendation
1	Election of 11 director-nominees	FOR all nominees
2	Ratification of appointment of Ernst & Young LLP, an independent registered public accounting firm, as independent auditors	FOR this proposal
3	Management Proposal – Adoption of the Lockheed Martin Corporation 2011 Incentive Performance Award Plan (Appendix A)	FOR this proposal
4	Proposal to approve the compensation of our named executive officers (“NEOs”)	FOR this proposal
5	Proposal on the frequency of holding future votes on executive compensation	FOR “ONE YEAR”
6	Stockholder Proposal to allow the Corporation’s stockholders to act by written consent in lieu of a stockholder meeting	AGAINST this proposal

Can other matters be decided at the Annual Meeting?

At the time this Proxy Statement went to press, we were not aware of any other matters to be presented at the Annual Meeting. If other matters are properly presented for consideration at the Annual Meeting, the proxy holders appointed by your Board (who are named on your proxy card if you are a registered stockholder) will have the discretion to vote on those matters in accordance with their best judgment on behalf of stockholders who sign the proxy card.

GENERAL INFORMATION

What is the procedure for voting?

If your shares are registered in your name, you may vote using any of the methods described below. If your shares are held in the name of a broker, bank, or other nominee, your nominee will provide you with instructions on the procedure for voting your shares. Employees with shares allocated to an employee benefit plan account should review the information on procedures for voting by employees on page 4.

Internet or By Telephone

Our Internet and telephone voting procedures for registered stockholders are designed to authenticate your identity, allow you to give your voting instructions, and confirm that those instructions are properly recorded.

You may access the Internet voting site at http://www.investorvote.com. Please have your proxy card in hand when you go online. You will receive instructional screen prompts to guide you through the voting process. You also will have an opportunity to confirm your voting selections before your vote is recorded.

You can vote by calling toll free 1-800-652-8683 within the U.S., Canada, and Puerto Rico, or 1-781-575-2300 from outside the U.S. Please have your proxy card in hand when you call. You will receive voice prompts to guide you through the process. You also will have an opportunity to confirm your voting selections before your vote is recorded.

Internet and telephone voting facilities for registered stockholders will be available 24 hours a day until 1:00 a.m., Eastern Daylight Saving Time, on April 28, 2011. If you vote on the Internet or by telephone, you do not have to return your proxy card.

The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank, or other nominee. We recommend that you follow the voting instructions in the materials that you receive from your nominee.

By Mail

Simply mark, date, and sign the proxy card and return it in the postage-paid envelope provided.

If you want to vote in accordance with the Board’s recommendations, simply sign, date, and return the proxy card. The named proxy holders will vote signed but unmarked proxy cards in accordance with the Board’s recommendations.

If you are a registered stockholder, and the postage-paid envelope is missing, please mail your completed proxy card to Lockheed Martin Corporation, c/o Computershare Investor Services, P.O. Box 43116, Providence, RI 02940.

In person at the Annual Meeting

All registered stockholders may vote in person at the Annual Meeting. Voting your proxy electronically through the Internet, by telephone, or by mail does not limit your right to vote at the Annual Meeting. You also may be represented by another person at the Annual Meeting by executing a legally valid proxy designating that person to vote on your behalf. If you are a beneficial owner of shares, you must obtain a legally valid proxy from your broker, bank, or other nominee and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting. A legally valid proxy is an authorization from your broker, bank, or other nominee to vote the shares held in the nominee’s name that satisfies Maryland law and Securities and Exchange Commission (“SEC”) requirements for proxies.

Your vote is important. You can save us the expense of a second mailing by voting promptly, even if you plan to attend the Annual Meeting.

GENERAL INFORMATION

Can I change my proxy vote?

Yes. If you are a registered stockholder, you can change your proxy vote or revoke your proxy at any time before the Annual Meeting by:

•	Returning a signed proxy card with a later date;
•	Authorizing a new vote electronically via the Internet or by telephone;
•	Delivering a written revocation of your proxy to the Corporate Secretary at 6801 Rockledge Drive, Bethesda, MD 20817 before your original proxy is voted at the Annual Meeting; or
•	Submitting a written ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other nominee. You also may vote in person at the Annual Meeting if you obtain a legally valid proxy from the registered stockholder as described in the answer to the previous question.

Your personal attendance at the Annual Meeting does not revoke your proxy. Unless you vote at the Annual Meeting, your last valid proxy prior to or at the Annual Meeting will be used to cast your vote.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain voting instructions will be voted:

•	FOR the election of 11 director-nominees listed in this Proxy Statement.
•	FOR the ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as independent auditors for the 2011 fiscal year.
•	FOR the adoption of the Lockheed Martin Corporation 2011 Incentive Performance Award Plan.
•	FOR the proposal to approve the compensation of our NEOs as described in this Proxy Statement.
•	FOR “ONE YEAR” for the proposal on the frequency of holding future votes on the compensation of our named executive officers.
•	AGAINST the stockholder proposal.
•	In the best judgment of the named proxy holders on other matters properly brought before the Annual Meeting.

How do I vote if I participate in one of the Corporation’s 401(k) or defined contribution plans?

As a participant in one of the 401(k) or defined contribution plans, you may direct the plan trustees how to vote shares allocated to your account(s) on a proxy voting direction or instruction card, by telephone, or electronically by the Internet. Most active employees who participate in these benefit plans will receive an email notification announcing Internet availability of this Proxy Statement and how to submit voting directions.

If you do not provide timely directions to the plan trustee, shares allocated to your account will be voted by the plan trustee depending on the terms of your plan or other legal requirements.

Plan participants may attend the Annual Meeting, but may not vote plan shares at the Annual Meeting. If you wish to vote, whether you plan to attend the Annual Meeting or not, you should direct the trustee of your plan(s) how you wish to vote your plan shares no later than 11:59 p.m., Eastern Daylight Saving Time, on April 25, 2011.

How many shares must be present to hold the Annual Meeting?

In order for us to conduct our Annual Meeting, a majority of the shares outstanding and entitled to vote as of March 1, 2011, must be present in person or by proxy. This is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by Internet or telephone, or by mail in advance of the Annual Meeting and do not revoke the proxy.

GENERAL INFORMATION

Will my shares be voted if I don’t provide my proxy or instruction form?

Registered Stockholders: If your shares are registered in your name, your shares will not be voted unless you provide a proxy by Internet or telephone, by mail, or vote in person at the Annual Meeting.

Plan Participants: If you are a participant in one of the 401(k) or defined contribution plans and you do not provide timely directions to the plan trustee, shares allocated to your account will be voted by the plan trustee depending on the terms of your plan or other legal requirements.

Beneficial Owners: If you hold shares through an account with a bank, broker, or other nominee, and you do not provide voting instructions, under New York Stock Exchange (“NYSE”) rules your nominee can vote your shares on routine matters. The ratification of the appointment of Ernst & Young LLP (Proposal 2) is considered a routine matter, and your nominee can therefore vote your shares on that Proposal if you do not provide voting instructions. Proposal 1 and Proposals 3 through 6 are not considered routine matters, and your nominee cannot vote your shares on those Proposals unless you provide voting instructions. Votes withheld by brokers in the absence of voting instructions from a beneficial owner are referred to as “broker non-votes.”

What is the vote required for each proposal?

For Proposal 1, the votes that stockholders cast “FOR” must exceed the votes that stockholders cast “AGAINST” to approve the proposal. For Proposals 2, 3, and 6 the affirmative vote of a majority of the votes cast is required to approve each proposal; provided in the case of Proposal 3 that the votes cast represent over 50% of the votes entitled to be cast. Proposals 4 and 5 are advisory and non-binding. The Board will review the voting results on those proposals and take them into account when making future decisions regarding executive compensation. “Votes cast” excludes abstentions and broker non-votes.

What is the effect of an abstention?

A stockholder who abstains on some or all matters is considered present for purposes of determining if a quorum is present at the Annual Meeting, but an abstention is not counted as a vote cast. An abstention has no effect for the vote on any proposal, except in the case of Proposal 3, which requires votes to be cast totaling more than 50% of the votes entitled to be cast.

What is the effect of a broker non-vote?

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not impact our ability to obtain a quorum, will not affect the outcome with respect to the election of directors, and will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the votes cast on the proposal, except in the case of Proposal 3, which requires votes to be cast totaling more than 50% of the votes entitled to be cast.

Who will count the votes?

Representatives of our transfer agent, Computershare Trust Company, N.A., will tabulate the votes and act as inspectors of election for the 2011 Annual Meeting.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspectors of election and published in the Corporation’s Current Report on Form 8-K, which the Corporation is required to file with the SEC within four business days following the Annual Meeting.

GENERAL INFORMATION

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one Annual Report and Proxy Statement to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to reduce our printing and postage costs. Stockholders who participate in householding will continue to receive separate proxy cards. We do not use householding for any other stockholder mailings, such as dividend checks, Forms 1099, or account statements.

If you are eligible for householding, but receive multiple copies of the Annual Report and Proxy Statement and prefer to receive only a single copy of each of these documents for your household, please contact our transfer agent, Computershare Trust Company, N.A., Shareholder Relations, P.O. Box 43078, Providence, RI 02940-3078, or call 1-877-498-8861. If you are a registered stockholder residing at an address with other registered stockholders and wish to receive a separate Annual Report or Proxy Statement in the future, please contact Computershare Trust Company, N.A. as indicated above. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

Can I receive a copy of the Annual Report?

Yes. We will provide a copy of our Annual Report without charge, upon written request, to any registered or beneficial owner of common stock entitled to vote at the Annual Meeting. Requests should be made in writing addressed to Investor Relations, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817, by calling Lockheed Martin Shareholder Direct at 1-800-568-9758, or by accessing the Corporation’s website at http://www.lockheedmartin.com/investor. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy statements, and other information regarding Lockheed Martin.

Can I view the Proxy Statement and Annual Report on the Internet?

Yes. The Proxy Statement and Annual Report are available on the Internet at http://www.lockheedmartin.com/investor. Subject to the “householding” discussion above, all stockholders will receive paper copies of the Proxy Statement, proxy card, and Annual Report by mail unless the stockholder has consented to electronic delivery or is an employee with shares allocated in an employee benefit plan.

Can I choose to receive the Proxy Statement and Annual Report on the Internet instead of receiving them by mail?

Yes. If you are a registered stockholder or beneficial owner, you can elect to receive future Annual Reports and Proxy Statements on the Internet only and not receive copies in the mail by visiting Shareholder Services at http://www.lockheedmartin.com/investor and completing the online consent form. Your request for electronic transmission will remain in effect for all future Annual Reports and Proxy Statements, unless withdrawn. Withdrawal procedures also are located at this website.

Most active employees who participate in the Corporation’s savings plans will receive an email notification announcing Internet availability of the Annual Report and Proxy Statement. A paper copy will not be provided unless requested by the employee.

Who pays for the cost of this proxy solicitation?

The Corporation pays for the cost of soliciting proxies on behalf of the Board for the Annual Meeting. We may solicit proxies by Internet or telephone, by mail, or in person. We may make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send Proxy Materials to beneficial owners on our behalf. We reimburse them for their reasonable expenses. We have retained Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902 to aid in the solicitation of proxies and to verify related records at a fee of $45,000, plus expenses. To the extent necessary to ensure sufficient representation at the Annual Meeting, we may request the return of proxies by mail, express delivery,

GENERAL INFORMATION

courier, telephone, Internet, or other means. Stockholders are requested to return their proxies without delay.

How do I submit a proposal for the Annual Meeting of Stockholders in 2012?

Any stockholder who wishes to submit a proposal for consideration at the 2012 Annual Meeting and for inclusion in the 2012 Proxy Statement should send their proposal to:

Lockheed Martin Corporation

Attention: Senior Vice President, General Counsel and Corporate Secretary

6801 Rockledge Drive

Bethesda, MD 20817.

Proposals must be received no later than November 12, 2011, and satisfy the requirements under applicable SEC Rules (including SEC Rule 14a-8) to be included in the Proxy Statement and on the proxy card that will be used for solicitation of proxies by the Board for the 2012 Annual Meeting.

Our Bylaws also require advance notice of any proposal by a stockholder to be presented at the 2012 Annual Meeting that is not included in our proxy statement and on the proxy card, including any proposal for the nomination of a director for election.

To be properly brought before the 2012 Annual Meeting, written nominations for directors or other business to be introduced by a stockholder must be received between the dates of October 13, 2011 and November 12, 2011, inclusive. A notice of a stockholder proposal must contain the information required by our Bylaws about the matter to be brought before the meeting and about the stockholder proponent and persons associated with the stockholder through control, ownership of the shares, agreement, or coordinated activity. Waiver of these requirements by us in a particular instance does not constitute a waiver applicable to any other stockholder proposal, nor does it obligate us to waive the requirements for future submissions. A list of the information which is required to be included in a stockholder proposal may be found in Section 1.10 of our Bylaws at http://www.lockheedmartin.com/investor.

How can I contact the Corporation’s non-management directors?

Stockholders may communicate confidentially with the Lead Director or with the non-management directors as a group. If you wish to raise a question or concern to the Lead Director or the non-management directors as a group, you may do so by writing to:

Lead Director

or

Non-Management Directors

c/o Senior Vice President, General Counsel and Corporate Secretary

Lockheed Martin Corporation

6801 Rockledge Drive

Bethesda, MD 20817.

Our Senior Vice President, General Counsel and Corporate Secretary or her delegate reviews all correspondence sent to the Board. The Board has authorized our Senior Vice President, General Counsel and Corporate Secretary or her delegate to respond to correspondence regarding routine stockholder matters and services (e.g., stock transfers, dividends, etc.). Correspondence from stockholders relating to accounting, internal controls, or auditing matters are brought to the attention of the Audit Committee. All other correspondence is forwarded to the Lead Director who determines whether distribution to the full Board for review is appropriate. Any director may, at any time, review a log of all correspondence addressed to the Board and request copies of such correspondence.

GENERAL INFORMATION

Can I find additional information on the Corporation’s website?

Yes. Although the information contained on our website is not part of this Proxy Statement, you will find information about the Corporation and our corporate governance practices at http://www.lockheedmartin.com/investor. Our website contains information about our Board, Board committees, Charter and Bylaws, Code of Ethics and Business Conduct, Corporate Governance Guidelines, and information about insider transactions. Stockholders may obtain, without charge, hard copies of the above documents by writing to:

Investor Relations

Lockheed Martin Corporation

6801 Rockledge Drive

Bethesda, MD 20817.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

At Lockheed Martin, ethics is part of our history and culture. We are committed to ethical behavior in all that we do. This commitment is reflected in our vision statement “Powered by Innovation, Guided by Integrity, We Help Our Customers Achieve Their Most Challenging Goals,” and our value statements: “Do What’s Right;” “Respect Others;” and “Perform with Excellence.”

We have had a code of conduct in place since the Corporation was formed in 1995, well before codes were required for stock exchange listing. We and our heritage companies were among the first in the aerospace and defense industry to adopt an ethics code.

Our Code of Ethics and Business Conduct, “Setting the Standard,” applies to all directors, officers, and employees. It sets forth our policies and expectations on a number of topics, including our commitment to good citizenship and integrity, promoting a positive and safe work environment, transparency in our public disclosures, avoiding conflicts of interest, confidentiality, preservation and use of company assets, compliance with laws (including insider trading laws), and business ethics.

We maintain a toll-free ethics help line for employees as a means of raising concerns or seeking advice. The help line is available to all employees worldwide, 7 days a week, 24 hours a day. Employees using the help line may choose to remain anonymous. All help line inquiries are forwarded to the Corporation’s Office of Ethics and Business Conduct. Our Ethics Office is headed by our Vice President – Ethics and Business Conduct who reports directly to the Chief Executive Officer (“CEO”) and the Ethics and Corporate Responsibility Committee. Any matters reported to our Ethics Office, whether through the help line or otherwise, involving accounting, internal control or audit matters, or any allegations of fraud involving management or persons who have a significant role in the Corporation’s internal controls, are reported directly to the Audit Committee.

Our directors and employees participate in annual ethics training, which consists of a live training session. We devote significant resources to our business conduct compliance training program. In 2010, our employees completed in excess of 585,000 on-line business conduct compliance training modules.

“Setting the Standard” is posted on our website at http://www.lockheedmartin.com/investor. Printed copies of our Code may be obtained, without charge, by writing to Investor Relations, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817. In 2010, there were no waivers from any provisions of our Code or amendments applicable to any director or executive officer. We intend to disclose any such waivers or amendments promptly to our stockholders by posting on our website.

Corporate Governance Guidelines

Lockheed Martin is committed to maintaining and practicing the highest standards of ethics and corporate governance. The Board has adopted Corporate Governance Guidelines that describe the framework within which the Board and its committees oversee the governance of the Corporation. The current Corporate Governance Guidelines are posted at http://www.lockheedmartin.com/investor.

The Corporate Governance Guidelines contain the Board’s views on a number of governance topics that reflect our commitment to, and appreciation of, the importance of good governance in protecting and enhancing stockholder value. The Nominating and Corporate Governance Committee (“Governance Committee”) regularly assesses our governance practices in light of new or emerging trends and practices.

Our Corporate Governance Guidelines cover a wide range of subjects, including: the role of the Board and director responsibilities; the role and responsibilities of the Lead Director; a comprehensive Code of Ethics and Business Conduct; director nomination procedures and qualifications; director independence standards; a policy for the review, approval, and ratification of related person transactions; procedures for annual evaluations of the Board, its committees, and directors; director stock ownership; a prohibition on hedging transactions; and a clawback policy for executive incentive compensation.

CORPORATE GOVERNANCE

The Corporate Governance Guidelines set forth the Board’s expectation that any director-nominee who fails to receive more votes for his or her election than against his or her election would submit a resignation letter to the Board and set forth the procedures to be followed by the Board in considering whether to accept or reject the resignation.

Described below are some of the significant corporate governance practices that have been instituted by the Board.

Role of the Board of Directors

The Board plays an active role in overseeing management and representing the interests of stockholders. Directors are expected to attend Board meetings, the committee meetings on which they serve, and the Annual Meeting. Directors are regularly consulted by management for advice and counsel between formal meetings.

In 2010, the Board met a total of eight times. All directors attended at least 75 percent of the total board and committee meetings to which they were assigned. All incumbent directors attended the 2010 Annual Meeting.

Lead Director

The Board regularly reviews its leadership structure in light of the Corporation’s then current needs, governance trends, internal assessments of Board effectiveness, and other factors. In accordance with our Bylaws and Corporate Governance Guidelines, the Board elects one of the independent directors to serve as the Lead Director by the affirmative vote of the directors who have been determined to be “independent” for purposes of the NYSE listing standards. Mr. McCorkindale serves as the elected Lead Director. The responsibilities of the Lead Director are to:

•

Preside as Chair at executive sessions of the non-management members of the Board or executive sessions of the independent directors, or when the Chairman of the Board is ill, absent, incapacitated or otherwise unable to carry out the duties of Chairman of the Board;

•

Determine the frequency and timing of executive sessions of non-management directors and report to the Chairman and CEO on all relevant matters arising from those sessions, and invite the Chairman and CEO to join the executive session for further discussion as appropriate;

•	Consult with the Chairman and CEO and committee chairs regarding the topics and schedules of the meetings of the Board and committees;

•	Review all Board and committee agendas and provide input to management on the scope and quality of information sent to the Board;

•	Assist with recruitment of director candidates and, along with the Chairman and CEO, extend the invitation to a potential candidate for a director to join the Board;

•	Act as liaison between the Board and management and among the directors and the committees of the Board;

•	Serve as ex-officio member of each committee if not otherwise a member of the committee;

•	Serve as the point of contact for stockholders and others to communicate with the Board;

•	Recommend to the Board and committees the retention of advisors and consultants who report directly to the Board; and

•	Perform all other duties as assigned by the Board from time to time.

CORPORATE GOVERNANCE

Positions of Chairman and Chief Executive Officer

The Board periodically reviews and considers whether the positions of Chairman and CEO should be combined or separated as part of its regular review of the effectiveness of the Corporation’s governance structure. The positions of Chairman and CEO currently are combined at Lockheed Martin. The Corporation’s policy as to whether the roles of the Chairman and CEO should be separate is to adopt the practice which best serves the Corporation’s needs at any particular time. The Board believes that no single, one-size fits all, board-leadership model is universally or permanently appropriate. In the past, the positions have been separated when deemed appropriate by the Board. This structure has proven especially useful to facilitate executive succession and orderly transitions. At present, the Board believes that its current structure effectively maintains independent oversight of management.

Enterprise Risk Management

The Audit Committee reviews our policies and practices with respect to risk assessment and risk management, including discussing with management the Corporation’s major risk exposures and the steps that have been taken to monitor and control such exposures. The Audit Committee reports the results of its review to the Board.

Matters of risk management are brought to the attention of the Audit Committee by the Executive Vice President and Chief Financial Officer (“CFO”), who serves as the Corporation’s Chief Risk Officer, or by the Vice President, Internal Audit, who regularly reviews and assesses internal processes and controls for ongoing compliance with internal policies and legal and regulatory requirements, as well as for potential weaknesses that could result in a failure of an internal control process. Management reviews and reports on potential areas of risk at the request of the Audit Committee or other members of the Board.

We have a number of risk identification and mitigation strategies. A panel of executives reviews all major proposals to ensure the technical and pricing structures are consistent with our tolerance for risk. Corporate management conducts reviews of ongoing business performance and financial results and future opportunities through the long- range planning process, executive management meetings, and staff meetings. In addition, in order to ensure integration and dissemination of information about identified risks to management and throughout the Corporation, we have established an “umbrella” risk identification and mitigation committee (the “Risk and Compliance Committee”), composed of representatives of the direct reports to the Chairman and CEO and to the President and Chief Operating Officer (“COO”). This committee met 14 times in 2010 and reports to a risk council made up of the Executive Vice President and CFO; Senior Vice President, General Counsel and Corporate Secretary; Vice President, Ethics and Business Conduct; and the Vice President of Internal Audit. At the request of the Audit Committee, the Risk and Compliance Committee has undertaken to survey our businesses to identify risks, analyze the probability of occurrence and impact to our business of those risks, and assess mitigation efforts.

Identifying and Evaluating Nominees for Directors

Each year, the Governance Committee recommends to the Board the slate of directors to propose as nominees for election by the stockholders at the Annual Meeting. The process for identifying and evaluating candidates to be nominated to the Board starts with an evaluation of a candidate by the Chairman of the Governance Committee followed by the entire Governance Committee and the Chairman and CEO. Director candidates may also be identified by stockholders and will be evaluated and considered by the Governance Committee in the same manner as other director candidates. The Corporation retained Korn/Ferry International to assist in the identification and evaluation of potential director candidates.

Stockholder Nominees

Stockholder proposals for nominations to the Board should be submitted to the Nominating and Corporate Governance Committee, c/o the Senior Vice President, General Counsel and Corporate Secretary, at Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817. To be considered by the Board for nomination at the 2012 Annual Meeting, written notice of nominations by a stockholder must be received between the dates of October 13, 2011 and November 12, 2011, inclusive.

CORPORATE GOVERNANCE

The information requirements for any stockholder proposal or nomination can be found in Section 1.10 of our Bylaws, at http://www.lockheedmartin.com/investor. A summary of the requirements can be found in the “General Information” section of this Proxy Statement on page 7. Self-nominations will not be considered. Proposed stockholder nominees are presented to the Chairman of the Governance Committee, who decides if further consideration should be given to the nomination by the Board.

Director Qualifications and Board Diversity

The Board seeks a diverse group of candidates who at a minimum possess the background, skills, expertise, and time to make a significant contribution to the Board, the Corporation, and its stockholders. The Governance Committee makes recommendations to the Board concerning the composition of the Board and its committees including size and qualifications for membership. The Governance Committee evaluates prospective nominees against the standards and qualifications set forth in the Corporation’s Corporate Governance Guidelines, as well as other relevant factors as it deems appropriate, including: the need for the Board, as a whole, to be diverse and consist of individuals with varied and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including strength of character, mature judgment, familiarity with the Corporation’s business and industry, independence of thought and an ability to work collegially. The Governance Committee also may consider the extent to which the candidate would fill a present need on the Board. The Governance Committee annually reviews and establishes the criteria for selection of director-nominees. The criteria used by the Governance Committee in nominating the current slate of director-nominees included the following:

•	Meets Bylaw age requirement;
•	Reflects highest personal and professional integrity;
•	Meets NYSE independence criteria;
•	Has relevant educational background;
•	Has exemplary professional background;
•	Has relevant past and current employment affiliation(s), Board affiliations, and experience;
•	Is free from conflicts of interest;
•	Is technology-proficient;
•	Has demonstrated effectiveness;
•	Possesses sound judgment;
•	Brings a diverse background;
•	Has adequate time to devote to Board responsibilities; and
•	Represents the best interests of all stockholders.

As part of its annual assessment of Board effectiveness, the Board is asked to evaluate whether it has the appropriate mix of general business expertise, skills, and specific expertise in areas vital to our success. Under our Bylaws, unless exempted by the Board, an individual is not eligible to be elected as a director for a term that expires at the Annual Meeting following the individual’s 72nd birthday.

Director-Nominees for Election at the Annual Meeting

There are 11 director-nominees for election to the Board at the Annual Meeting. Their biographical information starts on page 70. Each director-nominee currently serves as a director, with the exception of Rosalind G. Brewer. Each director-nominee was recommended for nomination by the Governance Committee. The Governance Committee has determined that all the current director-nominees, except for Robert J. Stevens, our CEO, are independent under the listing standards of the NYSE and our Corporate Governance Guidelines. The background and specific qualifications of each director-nominee is discussed under the caption “Election of Directors” commencing on page 70.

The Board ratified the slate of director-nominees and recommends that our stockholders vote for the election of all the individuals nominated by the Board.

Although fewer director-nominees are named than the number fixed by the Charter and Bylaws, proxies cannot be voted for a greater number of persons than the number of nominees named. Eleven individuals rather than twelve

CORPORATE GOVERNANCE

have been nominated because the process of identifying qualified candidates is ongoing. Candidates identified after the 2011 Annual Meeting will be considered by the Board as nominees to serve until the 2012 Annual Meeting.

We have no agreements obligating the Corporation to nominate a particular candidate as a director, and none of our directors represent a special interest or a particular stockholder or group of stockholders. In addition to the criteria listed above, which the Board believes should be met by all director candidates, the Board believes it operates best when its membership reflects a diverse range of experiences and areas of expertise. To this end, the Board seeks to identify in each candidate areas of knowledge or experience that would expand or complement the Board’s existing expertise in overseeing a technologically advanced global security company. There is no set list of qualities or areas of expertise used by the Board in its analysis because the inquiry assesses what the particular candidate could bring to the Board in light of the then-current make-up of the Board. The traits identified with respect to the current director-nominees as qualifications to serve on the Board include:

Mr. Archibald

•     Familiarity with the demands of the global marketplace as a result of his prior positions as COO and CEO of The Black & Decker Corporation, a company that sells products in more than 100 countries.

•     Insight into challenges associated with managing a global organization with a focus on innovation from experience as Executive Chairman of the Board of Stanley Black & Decker, Inc. and prior experience as Chairman and CEO of The Black & Decker Corporation.

Ms. Brewer

•     Insight into international marketing and sales operations based on her position as Executive Vice President for Walmart Stores, Inc. and more than two decades of experience as an executive with Kimberly-Clark Corporation.

•     Experience in creating global supply chain alliances, product management, manufacturing, large scale operations, and leading change management initiatives.

Mr. Burritt

•     Expertise in public company accounting, disclosure and financial system management due to roles as CFO and Controller at Caterpillar Inc.

•     Familiarity with the demands of the global marketplace due to his positions at Caterpillar Inc., a company that manufactures equipment in 23 countries and sells products in more than 180 countries.

Mr. Ellis

•     Knowledge of core customer based on his service in senior positions with the military, including Admiral and Commander, United States Strategic Command, Commander in Chief, United States Strategic Command and Commander in Chief, U.S. Naval Forces, Europe.

•     Expertise in aeronautical and aerospace engineering and emerging energy issues.

Mr. Falk

•     Insight into challenges associated with managing global organizations based on experience as Chairman and CEO of Kimberly-Clark Corporation.

•     Expertise in financial system management, public company accounting, disclosure and financial markets due to role as Chairman and CEO of Kimberly-Clark Corporation and prior positions.

Mrs. King

•     Insight into challenges associated with managing large organizations and regulated industries from experience as Senior Vice President at PECO Energy Company and Commissioner of the Social Security Administration.

•     Expertise in governance trends as a director of the National Association of Corporate Directors.

CORPORATE GOVERNANCE

Mr. Loy

•     Insight into challenges associated with managing large organizations based on experience as Commandant of the Coast Guard.

•     Familiarity with core customer including requirements for acquisition of products and services based on senior management positions with the Department of Homeland Security, Transportation Security Administration, and the Coast Guard.

Mr. McCorkindale

•     Insight into challenges associated with managing global organizations based on experience as Chairman, CEO, and President of Gannett Co., Inc.

•     Expertise in financial system management, public company accounting, disclosure and financial markets due to roles as CFO at Gannett Co., Inc. and as trustee of mutual funds.

Mr. Ralston

•     Insight into core customer of the Corporation, including requirements for acquisition of products and services, based on service in senior positions as Commander, U.S. European Command and Supreme Allied Commander Europe, NATO and Vice Chairman, Joint Chiefs of Staff.

•     Experience in managing 65,000 troops from 23 countries as Supreme Allied Commander provides insight into management of large and complex organizations.

Ms. Stevens

•     Insight into challenges associated with managing global organizations based on positions at Ford Motor Company.

•     Experience as Chairman, President, and CEO of Carpenter Technology Corporation and Executive Vice President, Ford Motor Company.

•     Engineering and manufacturing expertise derived from educational training and experience managing production lines at Ford Motor Company.

Mr. Stevens

•     Insight into the complexities of operating a global, technology-driven business, based on more than two decades of experience in executive and operational roles with the Corporation and in our industry.

•     Substantial experience in program management, finance and manufacturing.

•     Corporate governance and risk management experience gained through position of Chairman and CEO of the Corporation.

Majority Voting Policy for Uncontested Director Elections

The Corporation’s Charter and Bylaws provide for simple majority voting. Pursuant to the Corporate Governance Guidelines, in any uncontested election of directors, any incumbent director who fails to receive more “FOR” votes than “AGAINST” votes is required to offer his or her resignation for Board consideration.

Upon receipt of a resignation of a director tendered as a result of the foregoing, the Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action is recommended. In considering the tendered resignation, the Board will consider the Governance Committee’s recommendation as well as any other factors it deems relevant, which may include:

•	The qualifications of the director whose resignation has been tendered.
•	The director’s past and expected future contributions to the Corporation.
•	The overall composition of the Board and its committees.
•	Whether accepting the tendered resignation would cause the Corporation to fail to meet any applicable rule or regulation (including NYSE listing standards and the federal securities laws).
•	The percentage of outstanding shares represented by the votes cast at the Annual Meeting.

Any director whose resignation has been tendered will not participate in the deliberations of the Governance Committee or in the Board’s consideration of the Governance Committee’s recommendation with respect to such director. In the event that a majority of the members of the Governance Committee have offered to resign as a result of their failure to receive the required vote for their election by the stockholders, then the independent members of the Board who have not offered to resign, without further action by the Board, will constitute a committee of the

CORPORATE GOVERNANCE

Board for the purpose of considering the offered resignation(s), and will recommend to the Board whether to accept or reject those offers and, if appropriate, make a recommendation to take other actions. If there are no such independent directors, then all of the independent directors, excluding the director whose offer to resign is being considered, without further action of the Board, will constitute a committee of the Board to consider each offer to resign, make a recommendation to the Board to accept or reject that offer and, if appropriate, make a recommendation to take other actions.

The Board will act on a tendered resignation within 90 days following certification of the stockholder vote for the meeting and will promptly disclose its decision and rationale as to whether to accept the resignation (or the reasons for rejecting the resignation, if applicable) in a press release, in a filing with the SEC or by other public announcement, including a posting on the Corporation’s website.

If a director’s resignation is accepted by the Board, or if a nominee for director who is not an incumbent director is not elected, the Board may fill the resulting vacancy or may decrease the size of the Board pursuant to the Corporation’s Bylaws. The Board may not fill any vacancy so created with a director who was not elected at the meeting by the vote required under the Corporation’s Bylaws.

Director Independence

Under applicable NYSE listing standards, a majority of the Board and each member of the Audit Committee, Governance Committee, and Management Development and Compensation Committee (“Compensation Committee”) must be independent.

Under the NYSE rules and our Corporate Governance Guidelines, a director is not independent if the director has a direct or indirect material relationship with the Corporation. The Governance Committee annually reviews the independence of all directors and reports its findings to the full Board. To assist in this review, the Board has adopted director independence guidelines that are included in our Corporate Governance Guidelines available on our website at http://www.lockheedmartin.com/investor under the heading “Corporate Governance.”

Our director independence guidelines set forth certain relationships between the Corporation and directors and their immediate family members, or affiliated entities, that the Board, in its judgment, has deemed to be material or immaterial for purposes of assessing a director’s independence. In the event a director has a relationship with the Corporation that is not addressed in the independence guidelines, the independent members of the Board determine whether such relationship is material.

The Board has determined that the following directors or nominees are independent: E. C. “Pete” Aldridge, Jr., Nolan D. Archibald, Rosalind G. Brewer, David B. Burritt, James O. Ellis, Jr., Thomas J. Falk, Gwendolyn S. King, James M. Loy, Douglas H. McCorkindale, Joseph W. Ralston, and Anne Stevens. As Chairman and CEO, Robert J. Stevens is an employee of the Corporation and is not independent under the NYSE listing standards or our Corporate Governance Guidelines.

In determining that each of the non-management director-nominees is independent, the Board considered the relationships described under “Certain Relationships and Related Person Transactions of Directors, Executive Officers, and 5 Percent Stockholders,” on page 16, which it determined were immaterial to the individual’s independence.

The Governance Committee and Board considered that the Corporation in the ordinary course of business purchases products and services from, or sells products and services to, companies at which some of our director-nominees are or have been directors. These relationships included: Mr. Aldridge, a director of Alion Science and Technology Corporation; Mr. Ellis, a director of Inmarsat plc. and Level 3 Communications, Inc.; Mrs. King, a director of Marsh & McLennan Companies, Inc.; Mr. Loy, a director of L-1 Identity Solutions, Inc.; and Mr. Ralston, a director of Lynden Incorporated, The Timken Company and URS Corporation. In determining that these relationships did not affect the independence of those directors, the Board considered that none of the director-nominees serving as directors of other companies had any direct material interest in, or received any special compensation in connection with, the Corporation’s business relationships with those companies.

CORPORATE GOVERNANCE

Related Person Transaction Policy

The Board has approved a written policy and procedures for the review, approval, and ratification of transactions among the Corporation and its directors, executive officers, and their related interests. A copy of the policy is available at http://www.lockheedmartin.com/investor. Under the policy, all related person transactions (as defined in the policy) are to be reviewed by the Governance Committee of the Board. The Governance Committee may approve or ratify related person transactions at its discretion if deemed fair and reasonable to the Corporation. This may include situations where the Corporation provides products or services to related persons on an arm’s length basis on terms comparable to those provided to unrelated third parties. Any director who participates in or is the subject of an existing or potential related person transaction may not participate in the decision-making process of the Governance Committee with respect to that transaction.

Under the policy, and consistent with SEC regulations and NYSE listing standards, a related person transaction is any transaction in which the Corporation was, is, or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has, or will have a direct or indirect material interest. A related person includes any director or executive officer of the company, any person who is known to be the beneficial owner of more than 5% of any class of the company’s voting securities, an immediate family member of any person described above, and any firm, corporation, or other entity controlled by any person described above.

The policy requires each director and executive officer to complete an annual questionnaire to identify their related interests and persons, and to notify the Corporation of changes in that information. Based on that information, the Corporation maintains a master list of related persons for purposes of tracking and reporting related person transactions.

The policy contemplates that the Governance Committee may ratify transactions after they commence or pre-approve categories of transactions or relationships, because it may not be possible or practical to pre-approve all related person transactions. If the Governance Committee declines to approve or ratify, the related person transaction is referred to management to make a recommendation to the Governance Committee concerning whether the transaction should be terminated or amended in a manner that is acceptable to the Governance Committee.

Certain Relationships and Related Person Transactions of Directors, Executive Officers, and 5 Percent Stockholders

The following transactions or relationships are considered to be “related person” transactions under our corporate policy and applicable SEC regulations and NYSE listing standards. Each of these transactions was reviewed, approved, or ratified by the Governance Committee of the Board in February 2011.

Two of our directors, Mr. Loy and Mr. Ralston, are employed as Senior Counselor and Vice Chairman, respectively, of The Cohen Group, a consulting business that performs services for the Corporation. In 2010, we paid The Cohen Group approximately $695,000 for consulting services and expenses.

In 2010, we paid Greenburg Traurig, LLP approximately $158,000 for legal services and expenses. The husband of Maryanne R. Lavan, the Corporation’s Senior Vice President, General Counsel and Corporate Secretary, is a partner with Greenburg Traurig, LLP, but did not perform any legal services for the Corporation. The Corporation’s relationship with the firm predates Ms. Lavan being elected as an executive officer in June 2010.

We currently employ approximately 132,000 employees and have an active recruitment program for soliciting job applications from qualified candidates. We seek to hire the most qualified candidates and consequently do not preclude the hiring of family members.

Mr. Ralston’s brother-in-law, Mark E. Dougherty, Business Development Analyst ($151,415 in base salary) is an employee of the Corporation. Mr. Dougherty may participate in other employee benefit plans and arrangements which are generally made available to other employees at the same level (including health, welfare, vacation, and retirement plans). His compensation was established in accordance with the Corporation’s employment and

CORPORATE GOVERNANCE

compensation practices applicable to employees with equivalent qualifications, experience, and responsibilities. Mr. Dougherty did not serve as an executive officer of the Corporation during 2010.

From time to time, the Corporation has purchased services in the ordinary course of business from financial institutions that beneficially own 5% or more of Lockheed Martin’s common stock. In 2010, the Corporation paid fees of approximately $4,347,000 to State Street Bank and Trust Company for credit facility and benefit plan administration.

Board Performance Self-Assessment

Each year the Board evaluates its performance and effectiveness. Each director completes an evaluation form developed by the Governance Committee to solicit feedback on specific aspects of the Board’s role, organization, and meetings. The collective ratings and comments are compiled by the Senior Vice President, General Counsel and Corporate Secretary or her delegate and presented to the full Board. Each Board committee conducts an annual performance self-assessment through a similar process.

Shareholder Rights Plan

The Corporation does not have a Shareholder Rights Plan, or so called “Poison Pill.” As part of our Corporate Governance Guidelines, the Board has communicated that it has no intention of adopting one at this time. If the Board does choose to adopt a Shareholder Rights Plan, the Board has indicated that it would seek stockholder ratification within 12 months from the date of adoption.

Equity Ownership by Directors

The Board believes that directors and management should hold meaningful equity ownership positions in the Corporation. To further encourage a link between director and stockholder interests, the Board has adopted stock ownership guidelines for directors. Similar guidelines apply to our management as described under the “Stock Ownership Guidelines for Key Employees” beginning on page 48. Directors receive half their compensation in the form of Lockheed Martin common stock units or stock options (with the potential to defer the cash portion of director compensation in stock units). Directors are expected to own shares or stock units equal to two times the annual retainer within five years of joining the Board. As of February 1, 2011, each of the directors satisfied the stock ownership guidelines. The securities counted toward their target threshold include common stock and vested and unvested stock units held under all the director plans.

COMMITTEES OF THE BOARD OF DIRECTORS

2010 BOARD COMMITTEE MEMBERSHIP ROSTER
Name	Audit	Classified Business and Security	Ethics and Corporate Responsibility	Executive	Management Development and Compensation	Nominating and Corporate Governance	Strategic Affairs and Finance
E. C. “Pete” Aldridge, Jr.	X	X			X
Nolan D. Archibald				X		X	X*
David B. Burritt	X*			X	X		X
James O. Ellis, Jr.		X*		X		X	X
Thomas J. Falk	X					X
Gwendolyn S. King			X*	X		X
James M. Loy		X	X				X
Douglas H. McCorkindale	X			X	X	X*
Joseph W. Ralston		X	X				X
Anne Stevens	X			X	X*
Robert J. Stevens				X*
Number of Meetings in 2010	5	3	3	0	4	4	5

* Committee Chairman.

Commit tees

The Board has seven standing committees as prescribed by our Bylaws:

•	Audit
•	Classified Business and Security
•	Ethics and Corporate Responsibility
•	Executive
•	Management Development and Compensation
•	Nominating and Corporate Governance
•	Strategic Affairs and Finance

Our Bylaws contain the charter for each of the standing committees. Our Bylaws are posted at http://www.lockheedmartin.com/investor under the heading “Corporate Governance.”

Audit Committee

The Audit Committee oversees our financial reporting process on behalf of the Board. It is directly responsible for the appointment, compensation, and oversight of the Corporation’s independent auditors. The functions of the Audit Committee are further described under the heading “Audit Committee Report” on page 20.

All the members of the Audit Committee are independent within the meaning of the NYSE listing standards, our Corporate Governance Guidelines, and applicable SEC regulations. In order to be considered independent under SEC regulations, a member of the Audit Committee cannot accept any consulting, advisory, or other compensatory fee from the Corporation, or be an affiliated person of the Corporation or its subsidiaries.

The Board has determined that Mr. Burritt, Chairman of the Audit Committee, Mr. Falk, and Mr. McCorkindale are qualified audit committee financial experts within the meaning of SEC regulations, and they have accounting and related financial management expertise sufficient to be considered financially literate within the meaning of the NYSE listing standards.

COMMITTEES OF THE BOARD OF DIRECTORS

Classified Business and Security Committee

The Classified Business and Security Committee assists the Board in fulfilling its oversight responsibilities relating to the Corporation’s security (including personnel, data, and facilities matters) and classified business activities.

Ethics and Corporate Responsibility Committee

The Ethics and Corporate Responsibility Committee monitors compliance and recommends changes to our Code of Ethics and Business Conduct. It reviews our policies, procedures, and compliance in the areas of environmental, safety and health, Equal Employment Opportunity, and diversity. It oversees matters pertaining to community and public relations, including government relations and charitable contributions.

Executive Committee

The Executive Committee primarily serves as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on matters other than those specifically reserved by Maryland law to the Board.

Management Development and Compensation Committee

The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, evaluating the performance of the CEO and, either as a committee or together with the other independent members of the Board, determining and approving the compensation levels of the CEO and senior management. The Compensation Committee has not delegated to employees of the Corporation, or any other persons, the authority to make decisions on the amount paid as salary, bonus, long-term incentives, or equity awards to the CEO or the other NEOs listed in the “Summary Compensation Table” on page 50.

Additional information regarding the role of the Compensation Committee and our compensation practices and procedures is provided under the captions “Compensation Committee Report” on page 28, “Compensation Discussion and Analysis” beginning on page 29, and specifically to the discussion on “Other Corporate Governance Considerations in Compensation” beginning on page 46. All members of the Compensation Committee are independent within the meaning of the NYSE listing standards and our Corporate Governance Guidelines.

Nominating and Corporate Governance Committee

The Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including our Corporate Governance Guidelines. The Governance Committee assists the Board by selecting and recommending Board nominees, making recommendations concerning the composition of Board committees, and by overseeing the Board and committee evaluation process.

The Governance Committee reviews and recommends to the Board the compensation of directors. Our executive officers do not play a role in determining director pay, although the Chairman of the Board is consulted regarding the impact of any change in director pay on the Corporation as a whole. In 2010, the Governance Committee engaged Meridian Partners, LLC (“Meridian”), an outside compensation consultant, to provide data on director pay at other companies. The data gathered was based on publicly available information. Meridian did not perform any other services for us in 2010.

The functions of the Governance Committee are further described under the caption “Corporate Governance.” All members of the Governance Committee are independent within the meaning of the NYSE listing standards and our Corporate Governance Guidelines.

COMMITTEES OF THE BOARD OF DIRECTORS

Strategic Affairs and Finance Committee

The Strategic Affairs and Finance Committee (“Finance Committee”) reviews and recommends to the Board management’s long-term strategy including allocation of corporate resources. The Finance Committee reviews the financial condition of the Corporation, the status of all benefit plans, and proposed changes to capital structure.

Audit Committee Report

We oversee Lockheed Martin’s financial reporting process on behalf of the Board. Lockheed Martin’s management is responsible for the financial reporting process and preparation of the quarterly and annual consolidated financial statements, including maintaining a system of internal control over financial reporting. In addition to our oversight of the Corporation’s internal audit organization, we are directly responsible for the appointment, compensation, retention, oversight, and termination of the Corporation’s independent auditors, Ernst & Young LLP, an independent registered public accounting firm. The independent auditors are responsible for auditing the annual consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, and for expressing an opinion on the effectiveness of internal control over financial reporting.

In connection with the December 31, 2010, audited consolidated financial statements, we have:

1.	Reviewed and discussed with management and the independent auditors the Corporation’s audited consolidated financial statements, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Corporation, the quality of such principles and practices, the reasonableness of significant judgments and estimates, and the effectiveness of internal control over financial reporting;

2.	Discussed with the independent auditors the quality of the financial statements, the clarity of the related disclosures, and other items required to be discussed under applicable auditing standards, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T; and

3.	Reviewed and discussed with the independent auditors the written disclosures in the letter received from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the audit committee concerning independence.

Based on the reviews and discussions above, we recommended to the Board of Directors that the audited consolidated financial statements for 2010 be included in Lockheed Martin’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC. The Board approved our recommendation.

Submitted on February 24, 2011, by the Audit Committee:

David B. Burritt, Chairman	Douglas H. McCorkindale
E. C. “Pete” Aldridge, Jr.	Anne Stevens
Thomas J. Falk

DIRECTORS’ COMPENSATION

2010 ANNUAL DIRECTORS’ COMPENSATION (Non-Employee Directors)
Cash retainer	$110,000
Stock retainer	$110,000 payable under the Lockheed Martin Corporation 2009 Directors Equity Plan (“Directors Equity Plan”)
Committee Chairman retainer	$12,500 (other than Audit Committee Chairman)
Audit Committee Chairman retainer	$20,000
Lead Director retainer	$25,000
Deferred compensation plan	Deferral plan for cash retainer
Travel accident insurance	$1,000,000
Matching Gift Program for Colleges and Universities	Match of $1 per $1 of director contributions, up to $10,000 per director, to eligible educational institutions in accordance with matching program generally available to employees
Director education institutes/activities	Reimbursed for costs and expenses

We did not increase or make any changes to director compensation in 2010. Director retainers are paid quarterly.

Under the Directors Equity Plan, each non-employee director had the opportunity in 2010 to elect to receive:

•	A number of stock units with an aggregate grant date fair value of $110,000 on February 1, 2010; or

•	Options to purchase a number of shares of Lockheed Martin common stock, which options had an aggregate grant date fair value equal to $110,000 on February 1, 2010; or

•

A combination of stock units with an aggregate grant date fair value equal to $55,000 and options to purchase a number of shares of Lockheed Martin common stock which options had an aggregate grant date fair value equal to $55,000 on February 1, 2010.

The Directors Equity Plan provides that a director eligible for retirement at the next Annual Meeting receives a prorated grant ( 1/3) for the four months of service prior to the Annual Meeting. Except in certain circumstances, options and stock units vest 50% on June 30 and 50% on December 31 following the grant date. Upon a change in control or a director’s retirement, death, or disability, the director’s stock units and outstanding options become fully vested, and the director has the right to exercise the options. Upon a director’s termination of service from our Board, we distribute the vested stock units, at the director’s election, in whole shares of stock or in cash, in a lump sum, or in annual installments over a period of up to 20 years. Prior to distribution, a director has no voting, dividend, or other rights with respect to the stock units held under the Directors Equity Plan, but is credited with additional stock units representing dividend equivalents (converted to stock units based on the closing market price of our common stock on the dividend payment dates). The options have a term of ten years.

The Directors Equity Plan provides that the grants are made with respect to a calendar year on the second business day following the later of (i) the date of the first regular meeting of the Board in each calendar year, or (ii) the date on which the Corporation publicly releases its financial results for the previous calendar year; provided, that if the second business day is later than February 15, the award date is February 15 (or the next business day if February 15 is not a business day). The exercise price (in the case of option grants) is the closing price of our stock on the NYSE on the date of grant.

DIRECTORS’ COMPENSATION

The Lockheed Martin Corporation Directors’ Deferred Compensation Plan (“Directors’ Deferred Compensation Plan”) provides non-employee directors the opportunity to defer up to 100% of the cash portion of their fees. Deferred amounts earn interest at a rate that tracks the performance of (i) the interest rate under Cost Accounting Standards 415, Deferred Compensation (“CAS 415 rate”); (ii) one of the investment options available under the employee deferred compensation plans; or (iii) our company stock (with dividends reinvested), at the director’s election. The CAS 415 rate option was closed to new deferrals on July 1, 2009; amounts deferred before that date may continue to use the CAS 415 rate until such time as they are transferred to another available earnings option under the plan. Deferred fees are distributed in a lump sum or in up to 15 installments commencing at a designated time following termination.

DIRECTORS’ COMPENSATION

The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2010. Mr. Stevens did not receive separate compensation for his service as a director of the Corporation. For information regarding Mr. Stevens’ compensation as an executive officer of the Corporation, see the section titled “Executive Compensation” beginning on page 28.

2010 DIRECTORS’ COMPENSATION
Name	Fees Earned or Paid in Cash [1]	Stock Awards [2]	Option Awards [3]	Change in Pension Value and Nonqualified Deferred Compensation Earnings [4]	All Other Compensation [5,6,7]	Total
	($)	($)	($)	($)	($)	($)

(a)	(b)	(c)	(d)	(f)	(g)	(h)
E. C. “Pete” Aldridge, Jr.	110,000	110,000	0	0	1,642	221,642
Nolan D. Archibald	122,500	110,000	0	0	12,363	244,863
David B. Burritt	130,000	55,000	55,000	0	15,528	255,528
James O. Ellis, Jr.	122,500	110,000	0	0	8,834	241,334
Thomas J. Falk	57,115	55,000	0	0	12,441	124,556
Gwendolyn S. King	122,500	110,000	0	0	3,231	235,731
James M. Loy	110,000	110,000	0	0	130	220,130
Douglas H. McCorkindale	139,808	55,000	55,000	0	9,000	258,808
Joseph W. Ralston	110,000	110,000	0	0	2,847	222,847
Frank Savage	35,962	110,000	0	0	1,575	147,537
James M. Schneider	67,692	55,000	55,000	0	5,481	183,173
Anne Stevens	118,654	110,000	0	0	4,838	233,492
James R. Ukropina	48,221	36,667	0	0	1,551	86,439

NOTES TO TABLE:

(1)        Represents the aggregate dollar amount of 2010 fees earned or paid in cash for services as a director, including annual retainer fees, committee chairman fees, and Lead Director fee. Messrs. Savage and Ukropina retired in April 2010; Mr. Schneider resigned in August 2010; and Mr. Falk joined the Board in June 2010.

(2)        Represents the aggregate grant date fair value computed in accordance with Financial Accounting Statements Board Accounting Standards Codification (ASC) Topic 718 “Compensation-Stock Compensation” (“ASC 718”) for awards of stock units in 2010 under the Directors Equity Plan. The grant date fair value is the closing price of our stock on the date of grant (February 1, 2010) ($74.89). For 2010, each of Mr. Aldridge, Mr. Archibald, Mr. Ellis, Mrs. King, Mr. Loy, Mr. Ralston, Mr. Savage, and Ms. Stevens was credited with 1,469 stock units with an aggregate grant date fair value of $110,000; each of Mr. Burritt, Mr. McCorkindale, and Mr. Schneider was credited with 734 stock units with an aggregate grant date fair value of $55,000; and Mr. Ukropina was credited with 490 stock units with an aggregate grant date fair value of $36,667. Following his election, Mr. Falk was credited with 739 stock units with a aggregate grant date fair value of $55,000, based on the closing price of our stock on July 1, 2010 ($74.46). The outstanding number of stock units credited to each director under the Directors Equity Plan (and the comparable plan in place prior to January 1, 2009), as of December 31, 2010, were Mr. Aldridge 10,968; Mr. Archibald 12,638; Mr. Burritt 1,841; Mr. Ellis 8,481; Mr. Falk 753; Mrs. King 19,632; Mr. Loy 7,414; Mr. McCorkindale 7,727; Mr. Ralston 11,261; Mr. Savage 8,015; and Ms. Stevens 10,064. Mr. Savage forfeited two-thirds of his 2010 award following his retirement in April 2010 and Mr. Schneider forfeited half of his 2010 award following his resignation in August 2010. The outstanding number of stock units credited under the Lockheed Martin Corporation Directors’ Deferred Stock Plan (“Directors’ Deferred Stock Plan”)

DIRECTORS’ COMPENSATION

as of December 31, 2010, was 1,267 for Mrs. King. Effective May 1, 1999, no additional shares may be awarded under the Directors’ Deferred Stock Plan.

(3)        Represents the aggregate grant date fair value computed in accordance with ASC 718 for awards of stock options in 2010 to Mr. Burritt, Mr. McCorkindale, and Mr. Schneider. The assumptions used in determining the grant date fair value of the options granted in 2010 are set forth in Note 13 to our financial statements contained in our Annual Report. For 2010, we awarded each of Mr. Burritt, Mr. McCorkindale, and Mr. Schneider 3,917 options with an aggregate grant date fair value of $55,000. Following his resignation, Mr. Schneider forfeited half of his options from his 2010 award. The grant date fair value for options granted in 2010 ($14.04 per share) is based on the closing price of our stock on February 1, 2010 ($74.89). The outstanding number of stock options held by each director as of December 31, 2010, was Mr. Burritt 9,504; Mr. McCorkindale 27,036; and Mr. Schneider 14,036. The grant date fair value for options remains the same through the vesting period and no adjustment is made to reflect an increase or decrease in our stock price.

(4)        For 2010, there were no above-market earnings on deferred compensation (above 120% of the applicable federal rate published by the IRS). Column (e) was deleted because we did not have a Non-Equity Incentive Plan in 2010.

(5)        Includes the cost to the Corporation of providing the following perquisites to some of our directors: home computer and technical assistance, spousal and incidental travel expenses, retirement gifts, company-logo items and other memorabilia, and tax gross-ups.

(6)        Includes contributions made by the Lockheed Martin Foundation (“LM Foundation”) to eligible educational institutions in an amount matching the contribution of the director to that institution. The LM Foundation matching contribution includes the following charitable contributions made in 2010 or to be made by the LM Foundation in 2011 to match a contribution made by the director in a prior year: Mr. Archibald $10,000; Mr. Burritt $10,000; Mr. Ellis $5,000; Mr. Falk $10,000; and Mr. McCorkindale $9,000. The matching gift program is the same as the program generally available to employees.

(7)        Neither Mr. Loy’s nor Mr. Ralston’s compensation includes fees paid to The Cohen Group for consulting services. These fees are described in the section on “Certain Relationships and Related Person Transactions of Directors, Executive Officers, and 5 Percent Stockholders” on page 16.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Security Ownership of Management

The following table shows Lockheed Martin common stock beneficially owned by and stock units credited to each NEO, director, nominee and all NEOs, directors, nominees and other executive officers as a group as of February 1, 2011. Ms. Brewer was nominated by the Board on February 24, 2011, subject to approval by our stockholders at the 2011 Annual Meeting. Except as otherwise noted, the named individuals had sole voting and investment power with respect to such securities. The common stock beneficially owned by each NEO, director, nominee, and all NEOs, directors, nominees and other executive officers as a group represented less than one percent of our outstanding common stock on February 1, 2011 (349,869,257). All amounts are rounded to the nearest whole share. No shares have been pledged. The address of each director, nominee and executive officer is 6801 Rockledge Drive, Bethesda, MD 20817.

Name of Individual or Identity of Group	Common Stock Beneficially Owned [1,2]		Stock Units		Total
E. C. “Pete” Aldridge, Jr.	0		11,429	[7]	11,429
Nolan D. Archibald	12,638		1,382	[7]	14,020
Rosalind G. Brewer	0		0		0
David B. Burritt	9,504		6,865	[7,8]	16,369
James O. Ellis, Jr.	8,681		1,382	[7]	10,063
Thomas J. Falk	5,250	[3]	2,135	[7]	7,385
Ralph D. Heath	231,460		84,791	[9,10,11]	316,251
Marillyn A. Hewson	83,052		31,304	[9,10,11]	114,356
Gwendolyn S. King	619	[4]	22,280	[7,12]	22,899
Christopher E. Kubasik	335,765	[5]	131,321	[9,10,11]	467,086
James M. Loy	0		8,796	[7]	8,796
Douglas H. McCorkindale	34,763		12,911	[7,8]	47,674
Joseph W. Ralston	11,261		1,382	[7]	12,643
Anne Stevens	10,064		1,382	[7]	11,446
Robert J. Stevens	1,434,297	[6]	281,489	[9,10,11]	1,715,786
Bruce L. Tanner	162,592		64,144	[9,10,11]	226,736
All NEOs, directors, nominees and other executive officers as a group (21 individuals including those named above)	2,847,851		822,560		3,670,411

NOTES TO TABLE:

(1)        Includes common stock not currently owned but which could be acquired within 60 days following February 1, 2011, through the exercise of stock options for Mr. Burritt 9,504; Mr. Heath 211,000; Ms. Hewson 75,532; Mr. Kubasik 292,432; Mr. McCorkindale 27,036; Mr. Stevens 1,314,998; and Mr. Tanner 157,199. Includes shares payable at termination with respect to vested stock units credited under the Directors Equity Plan for which a director has elected payment in stock for Mr. Archibald 12,638; Mr. Ellis 8,481; Mr. McCorkindale 7,727; Mr. Ralston 11,261; and Ms. Stevens 10,064. Units for which a director has elected payment in cash are reported in the “Stock Units” column. There are no voting rights associated with stock units.

(2)        Includes shares attributable to the participant’s account in the Lockheed Martin Salaried Savings Plan (“SSP”) for Mr. Heath 1,856; Ms. Hewson 126; Mr. Kubasik 387; Mr. Stevens 148; and Mr. Tanner 1,797. Participants have voting power and investment power over the shares.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

(3)        Includes 250 shares beneficially owned by Mr. Falk and his spouse through a family limited partnership.

(4)        Represents 619 shares for Mrs. King held jointly with her spouse with shared voting or investment power.

(5)        Includes 39,742 shares for Mr. Kubasik held jointly with his spouse with shared voting or investment power.

(6)        Includes 5,000 shares for Mr. Stevens held jointly with his spouse with shared voting or investment power.

(7)        Includes stock units under the Directors Equity Plan for Mr. Aldridge 11,429; Mr. Burritt 2,532; Mr. Falk 2,135; Mrs. King 21,014; and Mr. Loy 8,796 for which directors have elected to receive distributions of units in the form of cash. Includes shares payable at termination with respect to unvested stock units credited under the Directors Equity Plan for which a director has elected payment in stock for Mr. Archibald 1,382; Mr. Ellis 1,382; Mr. McCorkindale 691; Mr. Ralston 1,382; and Ms. Stevens 1,382. There are no voting rights associated with stock units.

(8)        Includes stock units under the Directors’ Deferred Compensation Plan representing deferred cash compensation for Mr. Burritt 4,334 and Mr. McCorkindale 12,219. The stock units (including dividend equivalents credited as stock units) are distributed in the form of cash. There are no voting rights associated with stock units.

(9)        Includes stock units attributable to the participant’s account under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (“DMICP”) (including units credited under the Long-Term Incentive Performance (“LTIP”) awards under the Lockheed Martin 1995 Omnibus Performance Award Plan (“Award Plan”) and the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (“IPA Plan”) for Mr. Heath 30,006; Ms. Hewson 12,055; Mr. Kubasik 50,105; Mr. Stevens 68,167; and Mr. Tanner 10,669. Although most of the units will be distributed following termination or retirement in shares of stock, none of the units are convertible into shares of stock within 60 days of February 1, 2011. There are no voting rights associated with stock units.

(10)        Includes stock units attributable to the participant’s account under the Lockheed Martin Corporation Supplemental Savings Plan (“NQSSP”) for Mr. Heath 2,742; Ms. Hewson 679; Mr. Kubasik 1,929; Mr. Stevens 3,113; and Mr. Tanner 1,916. Amounts credited to a participant’s account in the NQSSP are distributed in cash following termination of employment. There are no voting rights associated with stock units.

(11)        Includes unvested restricted stock units (“RSUs”) for Mr. Heath 52,043; Ms. Hewson 18,571; Mr. Kubasik 79,287; Mr. Stevens 210,209; and Mr. Tanner 51,559. The RSUs represent a contingent right to receive one share of common stock. There are no voting rights associated with RSUs.

(12)        Includes 1,267 stock units under the Directors’ Deferred Stock Plan for Mrs. King. There are no voting rights associated with stock units.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Security Ownership of Certain Beneficial Owners

The following table shows information regarding each person known to be a “beneficial owner” of more than 5% of our common stock. For purposes of this table, beneficial ownership of securities generally means the power to vote or dispose of securities, regardless of any economic interest in the securities. All information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on the dates indicated in the footnotes to this table.

Name and Address of Beneficial Owner	Class of Stock	Amount and Nature of Beneficial Ownership	Percent of Class Owned
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	Common	74,195,064 [1]	20.6%
Capital World Investors 333 South Hope Street Los Angeles, CA 90071	Common	36,003,000 [2]	9.9%
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116	Common	21,587,576 [3]	6.0%

NOTES TO TABLE:

(1)        As reported on a Schedule 13G filed on February 11, 2011, by State Street Corporation (“State Street”), State Street and its direct and indirect subsidiaries, acting in various capacities, had beneficial ownership, in the form of shared voting power, with respect to 71,695,774 shares of common stock, and shared dispositive power, with respect to 74,195,064 shares of common stock, of which 63,271,356 shares of common stock were held as trustee, independent fiduciary and/or investment manager for various Lockheed Martin employee benefit plans. State Street and its subsidiaries have expressly disclaimed beneficial ownership of the shares reported on its Schedule 13G, except in their fiduciary capacity under ERISA.

(2)        As reported on a Schedule 13G filed on February 14, 2011, by Capital World Investors, a division of Capital Research and Management Company (“Capital World”), Capital World was deemed to be the beneficial owner of 36,003,000 shares of common stock, as a result of having dispositive power over those shares and acting or having an affiliate act as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, and sole voting power over 26,913,000 shares.

(3)        As reported on a Schedule 13G filed on February 1, 2011, by Massachusetts Financial Services Company (“MFS”), MFS and/or certain non-reporting entities had beneficial ownership of 21,587,576 shares of common stock, consisting of sole dispositive power over 21,587,576 shares and voting power over 18,206,126 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors (and persons who own more than 10% of our equity securities) file reports of ownership and changes in ownership with the SEC, the NYSE, and with us. Based solely on our review of copies of forms and written representations from reporting persons, we believe that all ownership filing requirements were timely met during 2010, with the exception of an amended Form 3 filed on behalf of Mr. Falk on August 9, 2010, to report an indirect holding of 250 shares of the Corporation’s common stock beneficially owned by Mr. Falk and his spouse through a family limited partnership.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Management Development and Compensation Committee makes recommendations to the Board of Directors concerning the compensation of the Corporation’s executives. We have reviewed and discussed with management the Compensation Discussion and Analysis included in the Corporation’s Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Based on that review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010. The Board approved our recommendation.

Submitted on February 23, 2011, by the Management Development

and Compensation Committee:

Anne Stevens, Chairman	David B. Burritt
E. C. “Pete” Aldridge, Jr.	Douglas H. McCorkindale

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or our Compensation Committee. Accordingly, there were no interlocks with other companies within the meaning of the SEC’s proxy rules during 2010.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (CD&A)

This CD&A explains 2010 compensation and summarizes our executive compensation program. To facilitate review and understanding of these programs, key information is highlighted in the Executive Summary below; information on specific topics can be found as follows:

Executive Summary

Explanation of 2010 Compensation Decisions

Executive Compensation Philosophy

The Compensation Decision-Making Process

Elements of Executive Direct Compensation

Compensation Program Descriptions

Other Corporate Governance Considerations in Compensation

Executive Summary

2010 Performance Overview

Despite the demanding environment, we achieved or exceeded the financial goals we set in January 2010 and set new records for earnings per share (“EPS”), sales and orders. We continued to return cash to our stockholders, repurchasing 33 million shares at a cost of $2.5 billion and paying $969 million in dividends. The September 2010 dividend declaration represents our eighth consecutive year of double-digit percentage increase in our dividend. Anticipating that the new reality in which we operate would involve significant constraints on U.S. Government spending, we took aggressive action to become more agile and to make our products and services more affordable. These actions included internal reorganizations and a reduction in the number of executives on our management team.

Although many industries began to recover in 2010, our government customers shifted attention from economic stimulus to concern over deficit spending and affordability. While some companies benefitted from stimulus programs and began to recover, our industry was a focal point of the call for reduced government spending and has been slower to recover. With several large and visible programs, our year-over-year stock performance declined, even when compared to industry peers.

Additional information on our business performance in 2010 can be found in 2010 Performance Assessment For Incentive Compensation and our Annual Report.

Linking Pay to Performance

Our approach to executive compensation is to pay for performance – that is, an executive’s total compensation should rise or fall based on company and individual performance. By making equity a substantial component of executive compensation, we tie our executives’ long-term interests to that of stockholders.

For 2010, this pay for performance link is summarized below:

•	the decline in stock price led to a decrease in the value of the executives’ equity compensation;
•	our achievement of record financial results and attainment of pre-set business objectives resulted in an increase in cash compensation from annual bonuses; and
•	heightened concerns about product and service affordability led to no merit increases to salary.

The strong link between pay and performance is highlighted by the trends in the CEO’s compensation.

EXECUTIVE COMPENSATION

•    In 2010, nearly 90% of our CEO’s compensation was tied to company and individual performance.

•    Our CEO’s total actual and potential compensation (sum of Base, Bonus, LTIP, and Equity as defined below) over the past five years has aligned to our stock price. The following table depicts this alignment to our stock price for the past five years.

➢     “Base” means the base salary in effect at year-end.

➢     “Bonus” means the total short-term incentive award earned during the plan year and paid the following year. For example, the 2006 Management Incentive Compensation Plan (“MICP”) award is included in the 2006 column; the award was paid in 2007.

➢     “LTIP” means our three-year
Long-Term Incentive Performance awards which are paid in the year following the completion of the three-year cycle; for example, awards for 2004-2006 LTIP performance period are included in the 2006 column; those awards were paid in 2007.

➢

“Equity” means the value of equity awards outstanding at year-end. For RSUs, it is the value of unvested RSUs outstanding at year-end. For stock options (vested and unvested), it is the difference between an option’s strike price and the stock price at year-end; for options the strike price of which is below the year-end stock price, the value is $0. Mr. Stevens realized $19 million by exercising options in 2008 which explains part of the steep decline in total equity holdings from 2007 and 2008. Had he not exercised the options, his compensation as measured by this chart would still have declined between 2007 and 2008 due to a decline in the value of his options, but the decline would not have been as steep.

•	The CEO’s “Total Compensation,” as reflected in the “Summary Compensation Table” on page 50, has declined each year since 2008:

Key Elements of Compensation Plan Design

Our executive compensation program is based on best practices, including:

•	Our Compensation Committee oversees all elements of compensation for the NEOs (or the independent members of the Board in the case of the CEO).

EXECUTIVE COMPENSATION

•	Our compensation plans are competitive with those of comparable companies, and we annually monitor and evaluate our plans against trends in executive compensation.
•	Our executives do not have employment or change in control agreements; they are “at will” employees.
•

Changes to the program are made only after careful study. Our finance, accounting, tax, legal and human resources departments collaborate on plan design changes so that risk may be identified from a broad range of perspectives.

•	Our Compensation Committee has retained an independent compensation consultant that performs no work for management.
•	Our equity-based incentive plans prohibit backdating and repricing of options.
•	We use several different metrics to measure performance over different timeframes.
•	Performance metrics are counter-balanced so that achieving one metric at the cost of another does not result in a higher payout.
•

We use performance metrics that are important measures of performance to stockholders, including financial results based on the guidance we provide publicly, total stockholder return (“TSR”), cash generation, and return on invested capital (“ROIC”).

•

The performance criteria for our short and long-term incentives emphasize overall business results and stockholder value over individual performance; for example, our long-term cash incentive program is based solely on corporate results, and corporate performance is weighted more heavily than individual performance in our annual bonus program.

•	Our LTIP plan is based on objective, measurable results with no discretion allowed by management or the Board in calculating the awards.
•

Our cash incentive programs (long and short-term) have maximum payout caps. Award calculations are linear; there are no disproportionate increases in payout thresholds that might create incentives to take increasing levels of risk for greater rewards.

•	Our long-term incentive programs require executives to sign a “clawback” agreement entitling us to recover compensation when certain misconduct adversely impacts our financial position or reputation.
•	Our Compensation Committee receives periodic assessments of the extent, if any, to which our executive compensation plans create incentives for taking undue risk.
•	Our executives are expected to maintain an investment in our stock equal to a multiple of annual salary, ensuring an alignment with stockholder interests.
•	We have a policy prohibiting all employees from engaging in hedging our stock.

Compensation Actions

In 2010, the Compensation Committee took the following actions:

•

Held the current salary levels for the NEOs. This was the second consecutive year the CEO did not receive a merit increase. Mr. Kubasik did not receive a merit increase in 2010 and did not receive a salary increase for his promotion to President and COO.

•	Approved payouts under our annual incentive bonus plan that were higher for 2010 performance than for 2009 based upon meeting or exceeding most of our financial, strategic, and operational goals.
•	Approved a lower level of payout under our three-year long-term incentive program for the 2008-2010 cycle, reflecting a drop in TSR relative to other companies in the S&P Industrials Index.
•	Changed the mix of long-term incentive compensation among options, RSUs, and cash long-term awards to align with market practice and comply with plan limitations.
•	Retained an independent compensation consultant that performs no work for management.
•	Approved the voluntary executive separation program as a proactive step in order to reduce the size of our executive team, become more agile and make our programs more affordable.
•	Amended the vesting schedule for a portion of a retention grant of RSUs for the CEO.

EXECUTIVE COMPENSATION

Additionally, first quarter 2011 compensation actions included:

•	The CEO did not receive a merit increase for the third consecutive year; the other NEOs did not receive merit increases for the second consecutive year.
•

Amendment by the Compensation Committee of the annual incentive plan to increase the percentage of base salary that can be earned by selected executives (other than the CEO and COO) for our annual cash bonus (i.e. short-term incentive targets). This change was made to bring the individual targets closer to market.

•	Changed the form of the award agreements for the 2011 equity grants to:

➢	Defer payment of dividends on RSUs until the RSUs vest;
➢	Expand the group subject to post-employment restrictions; and
➢	Limit vesting at retirement under the 2011 stock option agreements to only a pro rata portion of the grant based on whole years of service since the grant date.

•	Changed the LTIP grants beginning with the 2011-2013 cycle:

➢	Revised the performance measures for cash and ROIC to increase the level of performance required to achieve the maximum payout;
➢

Changed the measurement of TSR from a single measurement from the beginning of the period to the end of the period to an average of the cumulative TSR measured monthly for each corporation in the peer group; and

➢

Eliminated the two-year mandatory deferral after completion of the three-year performance cycle, because it was not a competitive design feature. A one-year deferral into phantom stock was retained for the CEO for the amount of any award exceeding $5 million.

Explanation of 2010 Compensation Decisions

2010 Target Compensation

At the beginning of each year, the Compensation Committee establishes the Total Target Compensation for each NEO. These targets include base pay, short-term incentives, and long-term incentives. All elements of target compensation are determined relative to the market, which we define as the 50th percentile (median) of our Comparator Group (additional information on our Comparator Group can be found in this Proxy Statement under the section titled “Determining Market Compensation – Use of Benchmarking”).

The compensation that an executive actually receives will differ from that executive’s target compensation. Base salary increases, annual bonus awards and LTIP awards (the cash-based element of our long-term incentive program) received are based on the achievement of individual and business objectives. Compensation realized from stock options and RSUs depends on our stock price.

In 2010, the Total Target Compensation set at the beginning of the year was:

	Base Salary		Bonus		LTI		Total Target Compensation
NEO	Amount ($)	Percentage of Market	Target %	Target % as a Percentage of Market*	Total LTI Target Economic Value (EV) ($)	LTI Target EV as a Percentage of Market	Total Compensation ($)	Total Compensation as a Percentage of Market
Mr. Stevens	1,800,000	111%	150%	97%	11,852,200	136%	16,352,200	127%
Mr. Tanner	745,000	98%	75%	77%	2,207,508	99%	3,511,258	94%
Mr. Kubasik	1,000,000	94%	125%	104%	4,428,397	98%	6,678,397	98%
Ms. Hewson	640,000	96%	75%	83%	1,819,235	98%	2,939,235	94%
Mr. Heath	760,000	113%	75%	83%	2,002,842	108%	3,332,842	107%

EXECUTIVE COMPENSATION

* Based on 2010 MICP target as a percent of base salary and using the 50th percentile of 2009 Comparator Group data, which was used to make 2010 compensation decisions.

Pay may be above or below the 50th percentile based on a variety of factors including performance. Mr. Stevens’ Total Target Compensation exceeds the 50th percentile due to sustained high performance, experience and time in position, critical skills and generation of stockholder value. Mr. Heath’s Total Target Compensation is currently above market, primarily reflecting his historical high performance and leadership of our Aeronautics unit.

In 2010, the long-term incentive compensation target was generally allocated to executives as 35% to options, 25% to restricted stock and 40% to performance-based cash. This allocation was based on the allocation of long-term incentive compensation in our Comparator Group.

2010 Compensation Decisions – Base Salary

In 2010, there were no changes to base salary for any of the NEOs. We decided to not give merit increases after considering a number of factors, including overall economic conditions, a limited budget for merit increases for the Corporation overall, trends at other public companies with regard to executive salary increases, and management’s view that it should set an example of leadership in our initiatives to contain costs.

2010 Performance Assessment For Incentive Compensation

In January 2011, the Compensation Committee assessed our business performance against the goals and targets set at the beginning of 2010 for the annual bonus and in 2008 for the 2008-2010 long-term incentive performance awards. For the annual bonus, the goals included both quantitative and qualitative goals and focused on the strategic, operational, and financial aspects of business performance. In making its assessment, the Compensation Committee considered:

Strategic Performance

•	Record year for new orders, including the award of a fixed-price incentive fee contract to construct up to ten Littoral Combat Ships (“LCS”) for the U.S. Navy.
•	Won key contracts to extend production on current programs, including the C-130J, F-16 and Aegis.
•	Successfully completed the divestiture of the Enterprise Integration Group.
•	Successfully implemented key affordability initiatives.
•	Continued external recognition of the Corporation as a desirable employer.

Operational Performance

•	Deployed the USS Freedom (LCS) two years ahead of plan.
•	Delivered 1,000th production round of the Joint Air-to-Surface Standoff Missile (JASSM).
•	Delivered 10,000th round of the Patriot Advanced Capability-3 (“PAC-3”) air defense system.
•	Achieved delivery plan for the F-22 and F-16 fighter jet programs.
•	Achieved significant increase in delivery of aircraft with zero defects.

Financial Performance

•	Achieved 2010 sales goal.
•	Exceeded 2010 goals for segment operating profit, cash from operations, EPS, ROIC and segment operating margin.
•	Increased our dividend by a double digit percent for the eighth consecutive year.
•	Contributed more than $2 billion of discretionary funding to our defined benefit pension plans.
•	Achieved year-end backlog of over $78 billion.

EXECUTIVE COMPENSATION

	2010 Performance Objectives **	2010 Results	Assessment
Sales	$44,900 - $45,900M	$45,803M	Achieved goal
Segment Operating Profit *	$4,935 - $5,035M	$5,076M	Exceeded goal
Cash from Operations	≥$3,200M	$3,547M	Exceeded goal
EPS	$7.15 - $7.35	$7.94	Exceeded goal
ROIC *	≥16.0%	17.9%	Exceeded goal
Segment Operating Margin *	11.0%	11.1%	Exceeded goal

* See “Information on Business Segments” in Note 5 to our financial statements contained in our Annual Report for reconciliation of operating profit to segment operating profit and “Capital Structure, Resources, and Other” in Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) to our financial statements contained in our Annual Report for the definition of ROIC.

** Based on Corporation’s outlook disclosed publicly at the beginning of 2010 and after adjusting for discontinued operations.

Based on these results, the Compensation Committee characterized 2010 as a year in which the Corporation’s performance had exceeded expectations in many respects but had not met expectations with regard to the F-35. The Compensation Committee recommended, and the Board approved, a corporate performance factor of 1.25.

Performance Assessment For LTIP Awards for the 2008-2010 Cycle (Column (g) of the “Summary Compensation Table”)

The 2008-2010 LTIP measured corporate performance over a three-year cycle from January 1, 2008 through December 31, 2010. The Compensation Committee had assigned LTIP targets for each of the NEOs at the beginning of 2008. The Compensation Committee reviewed and certified performance for the 2008-2010 LTIP at its January 2011 meeting.

The following table outlines the calculation of the performance factor for the 2008-2010 LTIP award:

Element	Measurement	Performance Result	Performance Factor	Weight	Weighted Performance Factor
TSR	The ranking of our TSR during the performance period relative to the TSR of companies in the S&P Industrials Index	<35th Percentile	0%	50%	0%
ROIC	100% of target was 17.5%	>40 basis points above plan	200%	25%	50%
Cash Flow	100% of target was $11.5B	>$1B above plan	200%	25%	50%
Total Performance Payout Factor					100%

Neither the Compensation Committee nor management had any authority to adjust the 2008-2010 LTIP payouts. Additional information on LTIP can be found in LTIP Awards.

EXECUTIVE COMPENSATION

2010 Compensation Awards Based on Performance

The organizational performance, combined with each NEO’s individual performance resulted in the following realized cash compensation:

Mr. Stevens

The Board noted the following individual performance highlights:

•	Led the Corporation in meeting or exceeding all of its financial goals.
•	Led industry in responding to customer affordability concerns by initiating voluntary reduction in executive ranks and other cost-cutting measures.
•	Led talent and succession-planning initiatives to address changes in the executive ranks.

Compensation Element	Time Period Covered	Amount of Compensation	Change from Prior Year	Comments
Base Salary	2010	$1,800,000	0%
Annual Incentive Award Amount	2010	$4,050,000	4%	Reflects Compensation Committee’s assessment of corporate performance as well as the Board’s assessment of individual performance.
% of Target*		150%
% of Base		225%
Long-Term Incentive Performance Award Amount**	2008-2010	$4,600,000	(12%)	Decline due to the Corporation’s TSR ranking relative to the TSR of companies in the S&P Industrials Index.
% of Target		100%

* Maximum 195%.

**50% of the award is subject to a two-year deferral period.

Mr. Tanner

The Board noted the following individual performance highlights:

•	Led achievement of $3,547 million of cash generation after making discretionary pension contributions of $2,240 million in 2010.
•	Executed balanced cash deployment strategy.
•	Completed favorable debt exchange.
•	Oversaw strong internal control environment and transparent financial disclosures.

Compensation Element	Time Period Covered	Amount of Compensation	Change from Prior Year	Comments
Base Salary	2010	$745,000	0%
Annual Incentive Award Amount	2010	$838,100	0%	Reflects Compensation Committee’s assessment of corporate performance and individual contribution.
% of Target*		150%
% of Base		113%
Long-Term Incentive Performance Award Amount**	2008-2010	$640,000	250%	Increase reflects first year as CFO at higher target level.
% of Target		100%

* Maximum 195%.

**50% of the award is subject to a two-year deferral period.

EXECUTIVE COMPENSATION

Mr. Kubasik

The Board noted the following individual performance highlights:

•	Led strategic review of non-core business units.
•	Led several affordability initiatives.
•	Led F-35 turnaround plan.
•	Created operational improvements to promote transparency and improved support from key functions.

Compensation Element	Time Period Covered	Amount of Compensation	Change from Prior Year	Comments
Base Salary	2010	$1,000,000	0%
Annual Incentive Award Amount	2010	$1,875,000	67%	Increase reflects first year as President and COO at higher target level. Also reflects Compensation Committee’s assessment of corporate performance and individual contribution.
% of Target*		150%
% of Base		188%
Long-Term Incentive Performance Award Amount**	2008-2010	$1,000,000	(11%)	Decline due to the Corporation’s TSR ranking relative to the TSR of companies in the S&P Industrials Index.
% of Target		100%

* Maximum 195%.

**50% of the award is subject to a two-year deferral period.

Ms. Hewson

The Board noted the following individual performance highlights:

•	Achieved strong financial performance; growth in orders, sales, EBIT, cash and ROIC.
•	Achieved significant program wins, including LCS contract.
•	Led organizational realignments.
•	Led strong performance on key programs.

Compensation Element	Time Period Covered	Amount of Compensation	Change from Prior Year	Comments
Base Salary	2010	$640,000	0%
Annual Incentive Award Amount	2010	$750,000	59%	Increase reflects first year as EVP at higher target level. Also reflects Compensation Committee’s assessment of corporate performance and individual contribution.
% of Target*		156%
% of Base		117%
Long-Term Incentive Performance Award Amount**	2008-2010	$350,000	(18%)	Decline due to the Corporation’s TSR ranking relative to the TSR of companies in the S&P Industrials Index.
% of Target		100%

* Maximum 195%.

**50% of the award is subject to a two-year deferral period.

EXECUTIVE COMPENSATION

Mr. Heath

The Board noted the following individual performance highlights:

•	Achieved solid 2010 financial performance; revenue growth despite challenges.
•	Led successful ramp-up of C-130J.
•	Supported strong presence in key emerging international markets.
•	F-35 Nunn-McCurdy breach and related impacts.

Compensation Element	Time Period Covered	Amount of Compensation	Change from Prior Year	Comments
Base Salary	2010	$760,000	0%
Annual Incentive Award Amount	2010	$498,800	(42%)	Reflects Compensation Committee’s assessment of corporate performance and individual contribution, including impact of F-35 performance.
% of Target*		88%
% of Base		66%
Long-Term Incentive Performance Award Amount**	2008-2010	$740,000	(13%)	Decline due to the Corporation’s TSR ranking relative to the TSR of companies in the S&P Industrials Index.
% of Target		100%

* Maximum 195%.

**50% of the award is subject to a two-year deferral period.

Payout of Deferred Portion of LTIP Awards for the 2006-2008 Cycle

Fifty percent of the payment from the 2006-2008 LTIP was mandatorily deferred for two years following the end of the performance cycle in 2008. The deferred amount was treated during the deferral period as though it was invested in our stock and the value paid (or further deferred at the election of the NEO) at the end of the deferral period based on the closing stock price on December 31, 2010 ($69.91). At the time of the deferral, the price per share of our stock was $84.08. The year-end 2010 value represents an 11.2% decrease in value (after taking into account reinvestment of cash dividend equivalents). A similar drop in value has occurred with respect to the still-deferred portion of the 2007-2009 LTIP. The December 31, 2009, closing stock price used for deferral was $75.35; the December 31, 2010, closing stock price was $69.91. This represents a 3.9% decrease in value (after taking into account the reinvestment of cash dividend equivalents).

Executive Compensation Philosophy

Our primary objectives in compensating employees are:

•

Pay Relative to Market – We review the compensation paid by companies in our Comparator Group for executives in comparable positions. Competitive pay includes base salary, short-term incentives, long-term incentives, and other benefits and perquisites. We have identified the market for each element as the 50th percentile of our survey data.

•

Pay for Performance – We seek to award superior pay for superior performance both individually and as an organization. An employee’s compensation may be above or below the market, depending on performance.

In some circumstances, our compensation plans may result in payment of awards below target when objectives are only partially achieved.

Total Target

Compensation – The sum of base salary, target annual bonus, and economic value of long-term incentives at time of grant as opposed to payout.

Fixed Pay – Base pay or salary.

Variable Pay – Compensation that can vary (up or down) based on performance of the individual or the Corporation (bonuses and incentive pay). Variable pay is “at risk.”

Cash – Compensation that is paid in the form of cash (base salary, annual bonus).

EXECUTIVE COMPENSATION

Most executive pay varies from year-to-year based on an assessment of success in reaching corporate and individual objectives and/or changes in our stock price. This means that our executives risk being paid below or above market rates, depending on individual and corporate performance.

Our philosophy on internal pay equity is market-derived. The relationship between the compensation paid to our CEO and the other NEOs should be comparable to the relationship between CEO pay and pay for other executives found in the Comparator Group, subject to considerations such as the CEO’s performance and time in position that may lead to deviations from market relationships. At its January 2010 and 2011 meetings, the Compensation Committee reviewed the pay relationship of the NEOs and determined that the CEO’s Total Target Compensation is less than 2.5 times the next most highly compensated NEO.

Guiding Principles for Executive Compensation

To achieve our objectives, we design executive compensation in accordance with the following principles:

•	Compensation should reflect an appropriate mix of short-term and long-term pay elements in order to hold executives accountable for both short-term and long-term performance.

•	Compensation should be aligned to stockholder interests and the long-term value realized by our stockholders (normally a balance of cash vs. equity).

•	The majority of an executive’s total compensation should be variable and tied to performance of key business objectives.

Equity – Stock options, RSUs, or other equity awards. Equity awards are “at risk.”

Short-Term – Compensation based on performance of one year or less (base salary, annual bonus).

Long-Term – Compensation based on performance greater than one year (cash programs like LTIP, equity grants).

Fair Value – As measured under ASC 718, Compensation-Stock Compensation.

Economic Value – The value we assign to a grant with a benefit based on future performance using ASC 718 for equity and statistical methodologies for LTIP.

The following charts show the application of these principles in 2010 for our CEO:

Determining Market Compensation – Use of Benchmarking

Ensuring that our executive compensation is competitive with other companies is critical to attracting and retaining key talent. Our business depends on maintaining a work force with highly sophisticated skills and familiarity with the customer. The pool of people with these skills is limited and we must attract and retain the best of this group to succeed.

We select a group of publicly traded companies (our Comparator Group) to identify market values for all pay elements. Because the number of comparable companies with our level of revenue is not extensive, we include companies in our Comparator Group based on many factors:

•	Similarity to the Corporation in terms of size (i.e., revenue, market capitalization), industry, and/or global presence.
•	Comparable executive officer positions in terms of breadth, complexity, and scope of responsibilities.

EXECUTIVE COMPENSATION

•	Potential to compete with us for talent.
•	Participation in executive compensation surveys.

In 2010, our Comparator Group companies were:

• 3M Company	• International Paper Company
• Alcoa Inc.	• Johnson & Johnson
• Altria Group, Inc.	• Johnson Controls Inc.
• AT&T Inc.	• Merck & Co Inc.
• The Boeing Company	• Northrop Grumman Corporation
• Bristol Myers Squibb Company (Inc.)	• Pepsico, Inc.
• Caterpillar Inc.	• The Procter & Gamble Company
• The Dow Chemical Company	• The Raytheon Company
• E.I. duPont de Nemours & Company	• Textron Inc.
• Emerson Electric Co.	• United Technologies Corporation
• Fedex Corporation	• Valero Energy Corporation
• General Dynamics Corporation	• Verizon Communications Inc.
• Honeywell International Inc.

The Senior Vice President, Human Resources (“SVP, HR”) reviews the make-up of the Comparator Group with the Compensation Committee annually. Hewitt Associates LLC (“Hewitt”), the Corporation’s compensation consultant, compiles Comparator Group compensation information and determines market values for base salary, short-term incentives, and long-term incentives. Hewitt also prepares information on other compensation practices such as mix of compensation, use of equity, benefits, and perquisites. For each compensation element, we use the 50th percentile (median) of the Comparator Group data to identify market value.

Hewitt provides compensation data for each position based on job responsibilities and revenue scope. Consistent with industry practice, the market data is “aged” to adjust for the timeliness of the data and set our lead-lag position. “Lead-lag” is a standard practice that sets the organization’s salary structure at the beginning of the plan year to anticipate the level the market will reach by the middle of the plan year. The aged data “leads” the market during the first six months, matches the market at the middle of the year, and “lags” the market during the last six months.

In 2010, consistent with historical practices, we did not “benchmark” or designate a specific percentile as a target for any individual component of compensation or for the total compensation paid to the NEOs. Information on market percentiles was provided by Hewitt as a reference point and for informational purposes to the Compensation Committee rather than as a target. While the Compensation Committee uses the 50th percentile as the starting reference point as a market comparison for the job performed, individual compensation decisions are based primarily on the review and assessment by the Compensation Committee and Mr. Stevens (with respect to each NEO other than himself) using subjective factors. Discretion is used to adjust an executive’s pay above market in certain circumstances, including:

•	Sustained high level of performance.
•	Demonstrated success in meeting or exceeding key financial and other business objectives.
•	Proven ability to create stockholder value.
•	Highly-developed skills and abilities critical to our success.
•

Experience and time in the position (typically the compensation for individuals who are new to a position is relatively low to market; as they gain experience and increase their ability to perform, standard practice indicates that their pay should move closer to the market and may exceed market).

•	Consideration of compensation paid to other executives in the Corporation with comparable responsibilities.

As a result, total compensation (or any particular element of it) was based on a combination of subjective factors and may differ materially from the 50th percentile reference point derived from the Comparator Group.

EXECUTIVE COMPENSATION

The Compensation Decision-Making Process

Compensation Consultant

The SVP, HR retained Hewitt as the Corporation’s executive compensation consultant to gather, among other things, Comparator Group data. In 2010, Hewitt prepared reports using Comparator Group data on positions in addition to the NEOs.

In 2010, the Compensation Committee performed a search for a new Committee consultant and selected Steven Hall & Partners, with whom it reviewed selected matters using data from our Comparator Group. Steven Hall & Partners is considered independent because it does not perform any work for Lockheed Martin management.

At the Compensation Committee’s request, Steven Hall & Partners performed a compensation risk assessment and reported to the Compensation Committee in January 2011 that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Corporation.

Management

For NEOs other than the CEO:

•	Our Chairman and CEO, with input from our SVP, HR and data from Hewitt, provides the Compensation Committee with information and recommendations on:

➢	Base salary.
➢	Annual bonuses.
➢	Long-term incentive grants.
➢	Fiftieth percentile of the Comparator Group data.
➢	Historical data for each NEO.

•

The SVP, HR calculates for the NEOs (other than the CEO) the resulting percentage above or below the market for varying levels of compensation and estimates the market percentile for levels of compensation proposed by the CEO.

For the CEO:

•

The SVP, HR presents a schedule with a range of possible payments to the CEO for each element of compensation in relation to the 50th and 75th percentiles. The purpose of this schedule is to estimate what percentile of pay would result from different levels of payments. The SVP, HR does not recommend a specific amount of compensation.

•

The CFO develops internal financial goals for our long-term incentive program. The goals serve as the financial portion of the corporate performance goals and the CEO’s personal goals for annual bonuses.

Management Development and Compensation Committee

The Compensation Committee makes recommendations to the Board regarding the compensation of the CEO and each NEO and is responsible for:

•	Reviewing and approving corporate goals and objectives.
•	Evaluating the CEO’s and each NEO’s performance against their objectives.
•	Recommending to the Board the CEO’s and each NEO’s compensation level based on their evaluation.
•	Reviewing proposed candidates for senior executive positions and recommending their compensation to the Board.
•	Approving equity and other long-term incentive grants.

EXECUTIVE COMPENSATION

Board of Directors

•	Reviews and approves the compensation of the CEO and each of his direct reports, including the NEOs.

Elements of Executive Direct Compensation

The following table outlines elements of direct compensation and how it aligns with our objectives and guiding principles.

	What it Rewards	How it Aligns With Our Objectives	Performance Measured	Fixed or Variable/ Performance- Related	Cash or Equity
Base Salary

•   Sustained high level of performance

•   Demonstrated success in meeting or exceeding key financial and other business objectives

•   Highly developed skills and abilities critical to success of the business

•   Experience and time in position

		• Competitive base salaries enable us to attract and retain top talent • Merit-based salary increases align pay to performance philosophy	Individual	Merit Increases are Performance- Related / Fixed	Cash
Short-Term Incentive (Annual Bonus)	• Organizational performance during the year against our publicly-disclosed guidance and other performance criteria • Individual performance during the year measured against identified goals	• Competitive targets enable us to attract and retain top talent • Payout of award depends on individual and organizational performance and aligns pay to performance	Individual and Organization	Performance- Related / Variable	Cash
Long-Term Incentives	➢ Stock Options • Increase in stock price • Retention	• Value dependent on price of our stock; no value unless the stock price increases • Three-year graded vesting supports retention	Organization	Performance- Related / Variable	Equity
	➢ RSUs • Retention • Increase in stock price	• Although RSUs always have value, the value increases or decreases as stock price increases or decreases • Three-year cliff vesting supports retention	Organization	Performance- Related / Variable	Equity
	➢ LTIP Award • Performance relative to other companies as measured by TSR • Meeting or exceeding ROIC goal • Meeting or exceeding cash generation goal	• Payout is based on metrics important to our stockholders • Three-year performance period, cliff vesting, and mandatory two-year deferral of 50% of payout supports retention	Organization	Performance- Related / Variable	Cash

Indirect Elements of Executive Compensation

•

Benefits – Our NEOs are eligible for savings, pension, medical, and life insurance benefits under the plans available to salaried, non-union employees. We also make available supplemental pension and savings plans to employees (including the NEOs) to make up benefits that otherwise would be unavailable due to

EXECUTIVE COMPENSATION

IRS limits on qualified plans. We also have a plan for the deferral of short-term and long-term incentive compensation. All NEOs are eligible for four weeks of vacation.

•

Perquisites – We provide limited perquisites as a recruiting and retention tool and to ensure the health and safety of our key executives. The perquisites provided to NEOs for 2010 are described in footnote (8) on page 51.

•

Use of Corporate Aircraft – Our NEOs may use corporate aircraft for business travel. For security reasons, our Board has directed Mr. Stevens and Mr. Kubasik to use the corporate aircraft for personal travel.

•

Relocation – We provide relocation assistance to executives that we ask to move to a new work location. This is a widely-accepted benefit that benefits the Corporation by facilitating placement of the right person in the job and helping to develop talent.

•

Tax Assistance – We do not have any agreements or severance arrangements that provide tax assistance for excise taxes imposed as a result of a change in control. We provided tax assistance in 2010 for business association expenses, relocation assistance, security expenses, use of corporate aircraft for personal travel, and travel expenses for a family member accompanying a NEO while on business travel. The IRS requires that the executive pay income tax for the items even though the executive receives no cash in connection with the item. The items for which we provide tax assistance serve a business purpose and the associated tax liability imposed on the executive would not have been incurred had they not been required for business reasons. In 2010, the aggregate amount of tax assistance provided to all five NEOs was approximately $650,000.

Compensation Program Descriptions

Short-Term Opportunities (Annual Bonus)

Our annual bonus program is the MICP.

Market-Based Targets – We assign a percentage of salary as a target amount for the bonus, expressed as a percentage of the NEO’s base salary. The target percentages are established using Comparator Group data from Hewitt for comparable positions. We set targets at the beginning of the year (see “2010 Grants of Plan-Based Awards” table) but may adjust a target if the executive is reassigned or a target change is approved by the Compensation Committee for other reasons. Survey information revealed that our NEO targets lag the market.

The target award amount is calculated as:

* Using executive’s base salary as of the first pay period in December 2010.

Role of Performance – Individual performance ratings range from 0 (performance fails to meet job requirements) to 1.30 (performance superior to expectations and peers within the organization). Organizational performance ratings range from 0 (did not achieve sufficient overall performance level) to 1.50 (far exceeded organizational objectives in all categories). The potential higher ratings for organizational performance reflect the importance we place on team performance and organizational results.

EXECUTIVE COMPENSATION

The target award is adjusted for both individual and organizational performance as illustrated in the examples below:

* Award amounts are rounded to the nearest hundred dollar.

No MICP bonus is paid if there is a rating below .60 on the individual performance factor or below .50 on the organizational performance factor.

Under the MICP terms, the CEO’s bonus cannot exceed 0.3% of cash flow and the bonus for each of the other NEOs cannot exceed 0.2% of cash flow, as defined in the MICP.

Results-Based Measurements – At its February 2010 meeting, the Compensation Committee approved corporate objectives for 2010 reflecting strategic, operational, and financial goals. These objectives serve as the corporate organizational goals and the individual goals for the CEO.

•

Strategic – Typically reflect growth in our portfolio, including program capture, positioning our businesses for future success, and growth in people, including leadership effectiveness, succession, and transition.

•

Operational – Typically include successful performance of programs, award fees, performance recovery on troubled programs, continuing efforts on our diversity and inclusion initiative, differentiating our Corporation from competitors, progress in staffing for strategic talent, and cost savings.

•

Financial – Typically include targets for sales, cash from operations, segment operating profit, EPS, and ROIC in ranges consistent with our annual outlook as publicly disclosed in January of the year of performance with our release of earnings for the prior year. We believe that setting objectives consistent with the ranges contained in our public forecast ties compensation to our effectiveness in meeting our public commitments to our stockholders.

The strategic, operational, and financial goals discussed above serve as the organizational and individual goals for Mr. Stevens. Each of the NEOs (other than the CEO) establishes individual performance objectives in the first quarter of each year. For the business area Executive Vice Presidents, these objectives largely reflect the organizational goals for the business area. For functional area NEOs, individual objectives represent achievements important for the functional area and which contribute to the success of the business areas.

Performance objectives are both quantitative and qualitative and provide a framework for reviewing performance. Meeting, exceeding, or falling short of an identified objective does not mandate a particular organizational or individual rating, but is considered as one factor among many for evaluating the year’s performance. The weight given to each objective and the overall organizational rating are at the discretion of the Compensation Committee, which also has the discretion to consider other factors.

Long-Term Incentive Opportunity

In 2010, long-term incentive (“LTI”) compensation for our NEOs was composed of three elements: stock options, RSUs, and a cash-based LTIP award.

Market Based Grants – Hewitt provided information on LTI values awarded for comparable positions in the Comparator Group and general information on the mix of elements of LTI. The economic value of the elements of our LTI is allocated to align with Comparator Group practice. In 2009 and 2010, it was allocated approximately as follows:

Stock Options – The right to purchase the Corporation’s stock at a fixed price for a defined period of time.

RSUs – A promise to deliver shares of stock in the future after satisfaction of vesting requirements based on continued employment.

EXECUTIVE COMPENSATION

Long-Term Incentives

LTIP – A cash-based program that measures performance over a three-year cycle using performance criteria established by the Compensation Committee at the beginning of the three-year period.

This mix is reviewed annually in light of Comparator Group practice and plan limitations. It was changed for grants in 2011 to 30% stock options, 30% RSUs, and 40% LTIP.

The SVP, HR, using data provided by Hewitt, presented the Compensation Committee with the estimated economic value of total LTI and the allocation of that value among the elements of LTI for each NEO. The data provided by the SVP, HR showed Comparator Group data at the 50th percentile for all NEOs and additionally at the 75th percentile for the CEO. Hewitt uses the Black-Scholes methodology for the options portion, the grant date fair value for RSUs, and valuation methodologies for LTIP to determine the economic value of LTI. For individual grants, adjustments from the median may be made based on individual performance.

Stock Option Grants

Grant sizes are calculated generally by multiplying the target LTI economic value by the weighting assigned to the options element (35% in 2010) and dividing it by the value of a single option, determined under the Black-Scholes methodology and based on assumptions used for recognizing expense in our financial statements contained in our Annual Report in accordance with Generally Accepted Accounting Principles (“GAAP”) (ASC 718). These assumptions are set out in Note 13 to our financial statements contained in our Annual Report. For the 2010 option grant, the grant date fair value was $14.04. The exercise price for the grants was $74.89. These options, along with the options granted in January 2009, January 2008 and January 2007 at an exercise price of $82.52, $106.87 and $96.06, respectively, have no value as of December 31, 2010, and will provide no value to a NEO unless, within ten years of the grant date, our stock price exceeds the exercise price.

RSU Grants

RSU grant sizes are calculated generally by multiplying the target LTI economic value by the weighting assigned to the RSU element (25% in 2010) and dividing it by the value of a single RSU, determined using the estimated grant date fair value. The 2010 RSU fair value on the date of grant was $74.89. Using our December 31, 2010 closing stock price of $69.91, these RSUs, along with the RSUs granted in 2009, 2008 and 2007 at a grant date fair value of $82.52, $106.87 and $96.06, respectively, have declined in value since their grant. This decline is illustrated by the chart.

We use RSU grants from time-to-time for retention purposes. These grants may have different vesting schedules than our normal grants. The February 1, 2006, RSU award to Mr. Stevens included extended vesting as an incentive to Mr. Stevens to remain with the Corporation to age 60 and beyond. Prior to amendment by the Compensation Committee on January 27, 2010, 55,200 RSUs vested on September 8, 2011 and tranches consisting of 7,360 RSUs vested on September 8, 2012, 2013, 2014, 2015, and 2016, respectively. As amended by the Compensation

EXECUTIVE COMPENSATION

Committee on January 27, 2010, the grant vests gradually as he reaches specified ages ranging from 60 to 62 as shown in the following table.

Vesting Date	Number of RSUs Vesting
September 8, 2011	55,200
September 8, 2012	25,000
September 8, 2013	11,800
Total	92,000

The Committee revised the schedule in 2010 to increase the retention aspect of the grant through age 62.

LTIP Awards

LTIP measures performance over three years against pre-established financial goals. The amount to be paid under the LTIP is formulaic so that neither management nor the Compensation Committee has authority to increase or decrease an LTIP payment.

Each NEO’s LTIP target is determined at the beginning of each performance cycle. The total award at the end of the performance cycle is calculated based on our performance measured against three metrics: TSR, ROIC, and cash flow. Payouts can range from 0% (no payout) to 200% of the NEO’s target (maximum payout). We chose TSR, ROIC, and cash flow because these metrics are standard measures of performance important to stockholders and provide insight into the quality of our earnings. We use our long-range planning process to set the targets for the LTIP internal performance metric because the long-range plan requires us to balance what we want to achieve to continue to grow as a company and what we believe we can achieve in three years through focused teamwork and leadership. The targets (100% payout) are considered “risk-balanced” goals which we view as reasonably achievable through sound program execution. Payout at the 200% level requires exceptional levels of performance throughout the Corporation.

Since its inception in 1999, payments under the LTIP have been as follows:

Performance Cycle	Percent of Target Award Earned
1999-2000	0%
1999-2001	91%
2000-2002	200%
2001-2003	185%
2002-2004	70%
2003-2005	0%
2004-2006	180%
2005-2007	200%
2006-2008	199%
2007-2009	122%
2008-2010	100%
Eleven Year Average	122%

TSR performance metric – (50% of the award) – Our percentile ranking for three-year TSR is compared to that of each of the companies in the S&P Industrials Index in accordance with the following table.

Vesting – The point in time when stock options become exercisable, or when other executive compensation becomes nonforfeitable.

Graded Vesting – An equal portion of the award becomes vested in each year of the vesting period. The 2010 options have graded vesting, resulting in one-third of the total award becoming vested each year of the vesting period.

Cliff Vesting – No portion of the award is vested until the end of the vesting period. The 2010 RSUs have a cliff vesting term of three years.

TSR – The change in stock price plus reinvestment of dividends.

ROIC – Defined in the award agreement as A divided by B, where:

A = Average annual (i) net income plus (ii) interest expense times one minus the highest marginal federal corporate tax rate; and

B = Average year-end (beginning with the year-end immediately preceding the beginning of the performance period) (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the post-retirement plan amounts (positive or negative) determined at year-end as included in our Statement of Stockholder Equity.

EXECUTIVE COMPENSATION

Percentile Ranking	TSR Performance Factor
75th or higher	200%
60th	150%
50th	100%
40th	50%
35th	25%
Below 35th	0%

ROIC performance metric – (25% of the award) – One hundred percent of the ROIC target is payable if we achieve the ROIC portion of our three-year long-range plan. Two hundred percent of target would be payable if ROIC exceeds our long-range plan by 40 basis points or more. No amount is payable if the change in ROIC is more than 40 basis points below our long-range plan.

Cash Flow performance metric – (25% of the award) – One hundred percent of the cash flow target is payable if we achieve the level of cumulative cash flow contained in our three-year long-range plan. Two hundred percent of target would be payable if cumulative cash flow exceeds our long-range plan by $1 billion or more. No amount is payable if cumulative cash flow is more than $1 billion below our long-range plan.

Cash Flow – During the performance period is defined as net cash flow from operations but not taking into account:

– The aggregate difference between the amount forecasted in our long-range plan to be contributed to our defined benefit pension plans during the performance period and the actual amounts we contribute during the performance period.

– Any tax payments or benefits during the performance period associated with the divestiture of business units.

Following is an example of how the total performance payout factor is calculated:

The total award for each NEO is calculated by multiplying their target award by the performance payout factor.

As a further incentive for performance and retention, 50% of the award payout must be deferred for two years. This mandatorily-deferred portion of the award is treated during the deferral period as though it were invested in our stock and is subject to a continuing employment requirement. The amount paid at the end of the two-year deferral period will be based on the price of our stock at that time.

Other Corporate Governance Considerations in Compensation

Limited Government Reimbursement of Compensation

As a government contractor, we are subject to the Federal Acquisition Regulation, which limits the reimbursement of costs by our government customers for senior executive compensation to a benchmark compensation cap established each year. The benchmark cap applies to the five most highly-compensated executives assigned to our headquarters, intermediate home offices, and business segments. When comparing senior executive compensation to the benchmark cap, wages, salary, bonuses, and deferred compensation for the year, whether paid, earned, or otherwise accrued, must be included. For 2010, the benchmark compensation cap published in the Federal Register was $693,951. Any amounts over the cap were considered unallowable and, therefore, not recoverable under our government contracts.

EXECUTIVE COMPENSATION

We also have contracts that require that we provide a summary of contract performance to the Board or person having responsibility for setting the compensation of senior management annually so that performance can be considered in setting the compensation of the contractor’s senior executives – defined as the five most highly-compensated employees at the corporate level, including the CEO.

Tax Deductibility of Executive Compensation

Under section 162(m) of the Internal Revenue Code, the Corporation’s tax deduction for compensation paid to each of the NEOs (excluding the CFO) is capped at $1 million. Section 162(m) provides an exception from the $1 million cap for compensation qualifying as “performance-based.” We have designed our MICP, LTIP, RSUs and stock options to qualify as “performance-based” compensation exempt from the $1 million cap on deductibility.

Policy Regarding Timing of Option and Other Equity Grants

The Corporation has a corporate policy statement concerning the grant of equity awards which states that:

•	The Compensation Committee is responsible for determining the grant date of all equity awards.

•	No equity award may be backdated.

•

The grant date will not be earlier than the date the Compensation Committee approves the equity award. A future date may be used. If the Compensation Committee’s action occurs in proximity to the release of earnings or during a trading blackout period, the Compensation Committee’s practice has been to designate as the date of grant a future date at least 48 hours following the release of earnings or other material information.

•

Proposed equity awards are presented to the Compensation Committee in January of each year. Off-cycle awards may be considered in the Compensation Committee’s discretion in special circumstances, which may include hiring, retention, or acquisition transactions.

The closing price of our stock on the NYSE on the date specified as the grant date is the exercise price for an option award. In addition, the IPA Plan prohibits re-pricing of stock options.

Clawback and Other Protective Provisions

In January 2008, the Board amended its Corporate Governance Guidelines to include what is commonly referred to as a clawback policy. Under the policy, if the Board determines that:

•

an officer’s intentional misconduct or gross negligence, or failure to report such acts by another person was a contributing factor in requiring us to restate all or a portion of our financial statements; or

•

an officer engaged in fraud, bribery, or other illegal act, or the officer’s intentional misconduct or gross negligence contributed to another person’s fraud, bribery or other illegal act (including a failure to report such an act), that, in either case, adversely impacted our financial position or reputation;

the Board shall take such action as it deems in the best interests of the Corporation and necessary to remedy the misconduct and prevent its recurrence. Among other actions, the Board may seek to recover or require reimbursement of any amount awarded to the officer after January 1, 2008, in the form of an MICP bonus or long-term incentive award.

In order to implement the policy on clawbacks, to ensure that proprietary information is protected, and to facilitate retention of key employees, the Compensation Committee amended the MICP and included provisions in the award agreements for the RSUs, stock options, and LTIP beginning with the January 2008 grants and setting forth our right to recapture amounts covered by the policy. The award agreements for the NEOs also contain post-employment restrictive covenants. The post-employment restrictions were incorporated into all executive level award agreements beginning in 2011.

EXECUTIVE COMPENSATION

In 2011, we amended our policy on compliance with U.S. securities laws to prohibit hedging of Lockheed Martin stock by all employees and directors.

Stock Ownership Guidelines for Key Employees

We expect the NEOs to maintain an ownership interest in the Corporation and have established Stock Ownership Guidelines for Key Employees, as follows:

Title	Annual Base Pay Multiple
Chief Executive Officer	5 times
Chief Operating Officer	4 times
Executive Vice President	3 times
Senior Vice President	2 times

The following chart reflects the status of each NEO’s achievement of these guidelines, as of February 1, 2011. The securities counted toward their respective target threshold include common stock, unvested RSUs, and stock units under the SSP, NQSSP, and DMICP.

Post-Employment, Change in Control, and Severance Benefits

Our NEOs do not have employment agreements. In January 2008, the Board approved the Lockheed Martin Corporation Severance Benefit Plan For Certain Management Employees (“Executive Severance Plan”). Benefits are payable under this plan in the event of a company-initiated termination of employment other than for cause. All of the NEOs are eligible to participate in the plan.

The benefit payable under the plan is one times the NEO’s base salary and the equivalent of one year’s target MICP bonus. For the CEO, the multiplier is 2.99 instead of 1. The Compensation Committee believes the CEO’s higher multiplier is competitive with market practices.

In addition, NEOs participating in the plan will receive a lump sum payment to cover the cost of medical benefits for one year and outplacement and relocation services. In order to receive the full severance benefit, the NEO must execute a release of claims and an agreement containing post-employment non-compete and non-solicitation covenants comparable to those included in our 2010 stock option, RSU, and LTIP award agreements.

Upon certain terminations of employment, including death, disability, retirement, layoff, divestiture, or a change in control, the NEOs may be eligible for continued vesting on the normal schedule, immediate payment of benefits previously earned, or accelerated vesting of long-term incentives in full or on a pro rata basis. The type of event and the nature of the benefit determine which of these approaches will apply. The purpose of these provisions is to

EXECUTIVE COMPENSATION

protect previously earned or granted benefits by making them available following the specified event. We view the vesting (or continued vesting) to be an important retention feature for senior-level employees. Our long-term incentive plans do not provide for additional benefits or tax gross-ups. Because termination benefits consist of previously granted or earned benefits, we do not consider termination benefits as a separate item in compensation decisions.

In the event of a change in control, our plans provide for the acceleration of the payment of the nonqualified portion of earned pension benefits and nonqualified deferred compensation and the vesting of previously granted long-term incentive awards. In the case of stock options and LTIP, vesting following a change in control is a “single trigger” and occurs upon the change in control. In the case of RSUs, for vesting to accelerate, the award agreements impose a “double trigger” both a change in control and termination of employment must occur.

RSUs generally have been used to address retention issues. The double trigger is a retention tool. Stock options have a retention feature but also reward common stock appreciation and enable recipients to share in both the risk and rewards of stock ownership through stock depreciation or appreciation. Given the compensatory nature of the awards tied to stock appreciation, immediate vesting upon a change in control permits participants to participate in any price appreciation associated with a change in control or control premium, on a basis similar to that available to stockholders as a whole.

The section of this Proxy Statement titled “Potential Payments Upon Termination or Change In Control” on page 64 provides further information on post-employment payments.

In July of 2010, we offered a voluntary employee severance program for vice president and director level employees; no 2010 NEO was eligible for the program. Ms. Hewson was eligible but did not participate.

EXECUTIVE COMPENSATION

The following table shows annual and long-term compensation awarded, earned, or paid for services in all capacities to the NEOs for the fiscal year ended December 31, 2010. Numbers have been rounded to the nearest dollar.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year [1]	Salary [2]	Bonus [3]	Stock Awards [4]	Option Awards [5]	Non-Equity Incentive Plan Compensation [6]	Change in Pension Value and Nonqualified Deferred Compensation Earnings [7]	All Other Compensation [8,9]	Total

		($)	($)	($)	($)	($)	($)	($)	($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert J. Stevens Chairman & Chief Executive Officer	2010	1,800,000	4,050,000	2,995,600	4,071,600	4,600,000	2,779,208	1,601,412	21,897,820
	2009	1,834,615	3,900,000	2,558,120	6,564,800	5,246,000	2,523,312	369,916	22,996,763
	2008	1,774,038	4,250,000	2,992,360	4,827,500	8,567,750	2,688,524	451,414	25,551,586
Bruce L. Tanner Executive Vice President & Chief Financial Officer	2010	745,000	838,100	539,208	772,200	640,000	1,240,885	41,512	4,816,905
	2009	742,019	835,300	2,785,050	1,218,964	183,000	1,157,958	75,963	6,998,254
	2008	619,904	911,900	309,923	762,745	–	924,755	208,534	3,737,761
Christopher E. Kubasik President & Chief Operating Officer	2010	1,000,000	1,875,000	1,085,905	1,541,592	1,000,000	876,462	500,975	7,879,934
	2009	1,007,115	1,121,300	3,849,558	1,359,212	1,128,500	456,646	131,256	9,053,587
	2008	916,154	1,314,800	534,350	1,177,910	1,394,750	461,159	185,189	5,984,312
Marillyn A. Hewson Executive Vice President Electronic Systems	2010	639,038	750,000	438,107	641,628	350,000	1,278,904	745,765	4,843,442
	–	–	–	–	–	–	–	–	–
	–	–	–	–	–	–	–	–	–
Ralph D. Heath Executive Vice President Aeronautics	2010	760,000	498,800	494,274	690,768	740,000	497,356	56,043	3,737,241
	2009	765,961	852,200	2,983,098	1,159,284	854,000	989,485	94,162	7,698,190
	2008	700,481	1,003,800	363,358	882,467	1,295,125	1,114,226	150,335	5,509,792

NOTES TO TABLE:

(1)        Information is provided for 2010 only for Marillyn A. Hewson. Ms. Hewson was not a NEO in 2009 or 2008.

(2)        Salary is paid in arrears. The amount of salary reported may vary from the approved annual rate of pay because the salary reported in the table is based on the actual number of weekly pay periods in a year.

(3)        The annual bonuses paid to each NEO for performance under the MICP are listed in column (d) for the year the bonus is earned. MICP awards are based on both quantitative and subjective assessments of performance over a one-year period.

(4)        Represents the aggregate grant date fair value for RSUs granted to each of the listed NEOs in 2010. The grant date fair value of one RSU was equal to the closing price of our stock ($74.89) on the date of grant (February 1, 2010). The grant date fair value does not change to reflect changes in our stock price after the grant date. The grant date fair value of RSUs granted in 2010 takes into account the right to receive cash payments equal to the dividends declared on our stock prior to the time the RSUs are vested. Equity grants (including RSUs) are typically made to the NEOs in January of a particular year. The amounts associated with each RSU grant are shown in the “2010 Grants of Plan-Based Awards” table on page 53. Values reported for 2008 and 2009 are based on grant date fair value $106.87 and $82.52, respectively.

EXECUTIVE COMPENSATION

(5)        Represents the aggregate grant date fair value of the options granted to each of the listed NEOs in 2010 ($14.04). The grant date fair value of the options is determined using the Black-Scholes methodology and is based on the closing price of our stock ($74.89) on the date of grant (February 1, 2010). Values reported for 2008 and 2009 are based on grant date fair value of $19.31 (closing price of $106.87) and $14.92 (closing price of $82.52), respectively. The assumptions used in determining the grant date fair value of the option grants are set forth in Note 13 to our financial statements contained in our Annual Report.

(6)        The amounts listed for LTIP awards were earned in the three-year cycle ending on December 31 of the year reported in column (b) of the table. Fifty percent of the amount shown is deferred by the Corporation for two years and treated during that period as if it were invested in our common stock. Deferred amounts (whether mandatory deferrals by the Corporation or deferrals by the executive) are reported for the year earned and not when paid to the executive. Mr. Tanner was not eligible for the 2006-2008 LTIP awards. See footnote (6) to the “2010 Nonqualified Deferred Compensation” table on page 62.

(7)        Represents solely the aggregate change in the accumulated benefit under all defined benefit and actuarial pension plans (including tax-qualified and nonqualified defined benefit plans) for the year reported (from December 31 to December 31). The amounts were computed using the same assumptions we used to account for retirement benefits under ASC 715 “Compensation Retirement Benefits” and described in Note 11 to our financial statements contained in our Annual Report, except that the amounts were calculated based on benefits commencing at age 60 for each of the NEOs. We used age 60 rather than the plans’ normal retirement age of 65 because an employee may commence receiving pension benefits at age 60 without any reduction for early commencement. The amounts shown for Mr. Stevens and Mr. Tanner reflect grandfathered plan provisions that apply a reduction for early commencement on a portion of their benefits at age 60. Amounts paid under our plans are based on assumptions contained in the plans and may be different than the assumptions used for financial statement reporting purposes. For 2010, there were no earnings on deferred compensation above 120% of the applicable federal rate published by the IRS.

(8)        Perquisites and other personal benefits provided to the NEOs in 2010 included: use of corporate aircraft for personal travel; security; relocation assistance; annual executive physicals; business association expenses; commemorative items; and travel expenses for a family member accompanying the NEO while on business travel. Not all of the listed perquisites or personal benefits were provided to each NEO. In addition, the Corporation made available event tickets and a company-provided car and driver for personal commuting to some of the NEOs, but required the NEOs to reimburse the Corporation for the incremental cost of such items. The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO, except for (i) security for Mr. Stevens ($1,295,466) and Mr. Kubasik ($188,955); (ii) use of the corporate aircraft for Mr. Kubasik ($121,026); and (iii) relocation assistance for Ms. Hewson ($412,279). The incremental cost for use of corporate aircraft for personal travel was calculated based on the total personal travel flight hours multiplied by the estimated hourly aircraft operating costs for 2010 (including fuel, maintenance, and other variable costs, but excluding fixed capital costs for the aircraft, hangar facilities, and staff salaries).

(9)        In addition to the perquisites described in footnote (8) for 2010, column (i) contains other items of compensation listed in the following table.* All items in the following table are paid under broad-based programs for U.S. salaried employees except the tax gross-ups and the NQSSP match. The LM Foundation matching contribution includes charitable contributions made in 2010 or to be made by the LM Foundation in 2011 to match a contribution made by the NEO in a prior year.

EXECUTIVE COMPENSATION

* Table for footnote (9)

Other Items of Compensation Included in “All Other Compensation” Column (i)

Name	Tax Gross-Ups for Business- Related Items ($)	Corporation Matching Contribution to SSP (401(k) Plan) ($)	Corporation Matching Contribution to NQSSP (Nonqualified 401(k) Plan) ($)	Group Life Insurance ($)	LM Foundation Matching Gift Program for Colleges and Universities ($)
Mr. Stevens	206,317	3,882	69,502	10,062	0
Mr. Tanner	3,051	3,882	26,491	3,974	0
Mr. Kubasik	134,191	5,500	35,269	3,510	10,000
Ms. Hewson	290,032	5,500	20,477	5,831	6,500
Mr. Heath	13,263	9,334	1,169	11,642	10,000

In 2010, the Corporation provided tax gross-ups on business-related items associated with business association expenses, relocation assistance, security expenses, use of corporate aircraft for personal travel, and travel expenses for a family member accompanying the NEO while on business travel.

EXECUTIVE COMPENSATION

2010 GRANTS OF PLAN-BASED AWARDS
	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts Under Equity Incentive Plan Awards [2]			All Other Option Awards: Number of Securities Underlying Options [5]	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards [6]
Name			Threshold [3]	Target	Maximum [4]	Threshold	Target	Maximum

			($)	($)	($)	(#)	(#)	(#)	(#)	($/Sh)	($)

(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(j)	(k)	(l)
Robert J. Stevens	2/1/2010	LTIP	343,750	5,500,000	11,000,000	0	40,000	40,000	–	–	2,995,600
	2/1/2010		–	–	–	–	–	–	290,000	74.89	4,071,600
Bruce L. Tanner	2/1/2010	LTIP	64,375	1,030,000	2,060,000	0	7,200	7,200	–	–	539,208
	2/1/2010		–	–	–	–	–	–	55,000	74.89	772,200
Christopher E. Kubasik	2/1/2010	LTIP	129,375	2,070,000	4,140,000	0	14,500	14,500	–	–	1,085,905
	2/1/2010		–	–	–	–	–	–	109,800	74.89	1,541,592
Marillyn A. Hewson	2/1/2010	LTIP	53,125	850,000	1,700,000	0	5,850	5,850	–	–	438,107
	2/1/2010		–	–	–	–	–	–	45,700	74.89	641,628
Ralph D. Heath	2/1/2010	LTIP	58,750	940,000	1,880,000	0	6,600	6,600	–	–	494,274
	2/1/2010		–	–	–	–	–	–	49,200	74.89	690,768

NOTES TO TABLE:

(1)        Includes LTIP grants for the 2010-2012 cycle ending December 31, 2012. At the end of a three-year performance period, 50% of the combined amount earned under the LTIP performance measures is payable in cash. Payment of the remaining portion of the award is deferred for two years, subject to continued employment, and treated during that period as if it were invested in our common stock. Amounts deferred become payable in cash on the second anniversary date of the end of the performance period. Awards are subject to forfeiture upon termination of employment prior to the end of the performance period (or second anniversary of the end of the performance period in the case of the mandatorily deferred portion) except in the event of retirement, death, disability, divestiture, or change in control. If the event occurs prior to the end of the performance cycle, LTIP awards are prorated. If the event occurs during the two-year mandatory deferral period, LTIP awards are paid out immediately.

(2)        Shows the number of RSUs granted under the IPA Plan by the Compensation Committee on February 1, 2010. The RSU grant made to Mr. Stevens was subject to forfeiture to the extent the value of the RSUs on February 1, 2010, was greater than .2% of 2010 cash from operations. The RSU grants made to Mr. Tanner (7,200 RSUs); Mr. Kubasik (14,500 RSUs); Ms. Hewson (5,850 RSUs); and Mr. Heath (6,600 RSUs) were subject to forfeiture to the extent the value of the incentive grant for a recipient on February 1, 2010, was greater than .04% of 2010 cash from operations. Based on 2010 cash from operations, none of the RSUs were forfeited. The RSUs vest on the third anniversary of the date of grant or upon death, disability, divestiture, or termination following change in control. If the employee retires or is laid off after February 1, 2011, but prior to the third anniversary of the grant, a pro rata portion of the RSUs becomes nonforfeitable. RSU recipients receive cash dividend equivalents during the vesting period. We showed the RSUs in columns (f) through (h) because of the potential for forfeiture based on the metric using 2010 cash from operations. Column (i) is omitted because there were no other incentive stock awards in 2010.

(3)        The threshold is the minimum amount payable for a certain level of performance stated in the LTIP award agreement. LTIP awards measure performance against three separate metrics described under “LTIP Awards” beginning on page 45, the results of which are added together for the payout (if any). If performance falls below the stated level of performance for a metric, no amount would be paid with respect to that metric. Assuming any payment is earned, the minimum amount payable under the LTIP is 6.25% of the target.

EXECUTIVE COMPENSATION

(4)        The maximum award payable under the LTIP is 200% of the target.

(5)        Shows the number of stock options granted under the IPA Plan by the Compensation Committee on February 1, 2010. Under the 2010 award agreements, options have a ten-year term and vest in three equal installments on the first, second, and third anniversary of the date of grant. Options expire 30 days following termination of employment, except in the case of death, disability, divestiture, layoff, or retirement. In the event of death or disability, all outstanding options vest immediately and expire ten years after the date of grant (i.e., the normal expiration date of the award). In the event of layoff, the term of any outstanding options remains ten years and the options become exercisable on the date the options would have otherwise vested had the NEO remained our employee. In the event of divestiture, the options become exercisable on the date the options would have otherwise vested and any outstanding options terminate five years from the effective date of the divestiture or on the option’s normal expiration date, whichever occurs first. In the event of retirement on or after the first vesting date, the term of any outstanding options does not change and the options become exercisable on the date the options would have otherwise vested. Retirement before the first vesting date results in forfeiture of the options. Upon a change in control, all options vest immediately.

(6)        The assumptions used for determining the grant date fair value are set forth in Note 13 to our financial statements contained in our Annual Report. The grant date fair value for the February 1, 2010, equity awards was $14.04 for each option and $74.89 for each RSU granted on February 1, 2010. The grant date fair value does not change to reflect changes in our stock price after the grant date.

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options [1]		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested [2,3]

	(#)	(#)		($)		(#)		($)
	Exercisable	Unexercisable

(a)	(b)	(c)		(e)	(f)	(g)		(h)
Robert J. Stevens	0	290,000	[4]	74.89	1/31/2020	40,000	[5]	2,796,400
	146,666	293,334	[6]	82.52	1/25/2019	31,000	[7]	2,167,210
	166,666	83,334	[8]	106.87	1/26/2018	28,000	[9]	1,957,480
	225,000	0		96.06	1/29/2017	–		–
	300,000	0		67.97	2/1/2016	92,000	[1][0]	6,431,720
	150,000	0		57.81	1/31/2015	–		–
Bruce L. Tanner	0	55,000	[4]	74.89	1/31/2020	7,200	[5]	503,352
	27,233	54,467	[6]	82.52	1/25/2019	33,750	[7]	2,359,463
	26,333	13,167	[8]	106.87	1/26/2018	2,900	[9]	202,739
	7,400	0		96.06	1/29/2017	–		–
	6,000	0		67.97	2/1/2016	–		–
	11,500	0		57.81	1/31/2015	–		–
	12,000	0		49.27	1/29/2014	–		–
	8,000	0		51.10	1/28/2013	–		–
Christopher E. Kubasik	0	109,800	[4]	74.89	1/31/2020	14,500	[5]	1,013,695
	30,366	60,734	[6]	82.52	1/25/2019	46,650	[7]	3,261,302
	40,666	20,334	[8]	106.87	1/26/2018	5,000	[9]	349,550
	48,100	0		96.06	1/29/2017	–		–
	36,000	0		67.97	2/1/2016	–		–
	50,000	0		57.81	1/31/2015	–		–
Marillyn A. Hewson	0	45,700	[4]	74.89	1/31/2020	5,850	[5]	408,974
	9,866	19,734	[6]	82.52	1/25/2019	2,950	[7]	206,235
	15,000	7,500	[8]	106.87	1/26/2018	1,700	[9]	118,847
	12,067	0		96.06	1/29/2017	–		–
	6,000	0		67.97	2/1/2016	–		–
Ralph D. Heath	0	49,200	[4]	74.89	1/31/2020	6,600	[5]	461,406
	25,900	51,800	[6]	82.52	1/25/2019	36,150	[7]	2,527,247
	30,466	15,234	[8]	106.87	1/26/2018	3,400	[9]	237,694
	36,100	0		96.06	1/29/2017	–		–
	36,000	0		67.97	2/1/2016	–		–
	25,000	0		57.81	1/31/2015	–		–

NOTES TO TABLE:

(1)        Column (d) omitted because none of the NEOs held options that qualified as equity incentive plan awards at 2010 year-end.

EXECUTIVE COMPENSATION

(2)        We reported RSUs granted in February 2010 as equity incentive awards in columns (f) through (h) of the “2010 Grants of Plan-Based Awards” table because there was the potential for forfeiture based on failure to achieve the cash flow levels specified in the award agreements. This feature of the RSU grants was satisfied at the end of 2010. Columns (i) and (j) omitted because none of the NEOs held stock awards that qualified as equity incentive plan awards at 2010 year-end.

(3)        The market value shown in column (h) is calculated by multiplying the number of RSUs by the December 31, 2010, closing price of our common stock ($69.91). The aggregate market value of the RSUs as of December 31, 2010, has declined from the aggregate grant date fair value for each of the NEOs as shown in the table on page 44.

(4)        Represents stock options granted on February 1, 2010, which vest in three equal annual installments on February 1, 2011, February 1, 2012, and February 1, 2013, except that vesting may occur earlier as described in footnote (5) to the “2010 Grants of Plan-Based Awards” table.

(5)        Represents RSUs granted on February 1, 2010, which vest February 1, 2013, except that vesting may occur earlier as described in footnote (2) to the “2010 Grants of Plan-Based Awards” table.

(6)        Represents stock options granted on January 26, 2009, which vest in three equal annual installments on January 26, 2010, January 26, 2011, and January 26, 2012, except that vesting may occur earlier as described in footnote (5) to the “2010 Grants of Plan-Based Awards” table.

(7)        Represents RSUs granted on January 26, 2009, which vest on January 26, 2012, except that vesting may occur earlier as described in footnote (2) to the “2010 Grants of Plan-Based Awards” table.

(8)        Represents stock options granted on January 28, 2008, which vest in three equal annual installments on January 28, 2009, January 28, 2010, and January 28, 2011, except that vesting may occur earlier as described in footnote (5) to the “2010 Grants of Plan-Based Awards” table.

(9)        Represents RSUs granted on January 28, 2008, which vested on January 28, 2011, except that vesting may occur earlier as described in footnote (2) to the “2010 Grants of Plan-Based Awards” table.

(10)        The February 1, 2006, RSU award to Mr. Stevens vests as follows: 55,200 RSUs on September 8, 2011; 25,000 RSUs on September 8, 2012; and 11,800 RSUs on September 8, 2013.

EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED DURING 2010
	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting

	(#)	($)	(#)	($)

(a)	(b)	(c)	(d)	(e)
Robert J. Stevens	0	0	32,500	2,421,900
Bruce L. Tanner	0	0	750	55,890
Christopher E. Kubasik	0	0	4,700	350,244
Marillyn A. Hewson	0	0	4,800	367,416
Ralph D. Heath	25,000	670,823 [5]	3,650	271,998

NOTES TO TABLE:

(1)        Vesting on January 29, 2010, of RSUs granted on January 29, 2007. Number of shares shown as vesting is prior to reduction in shares to satisfy income tax withholding requirements.

(2)        Value realized calculated based on the number of shares multiplied by the closing market price of our common stock on the date of vesting ($74.52).

(3)        Ms. Hewson received an award of 1,800 RSUs on January 29, 2007, which vested on January 29, 2010, and an award of 3,000 RSUs on February 28, 2007, which vested on February 28, 2010. Number of shares shown as vesting is prior to reduction in shares to satisfy income tax withholding requirements.

(4)        Value realized calculated based on the number of shares multiplied by the closing market price of our common stock on the date of vesting on January 29, 2010 ($74.52) and February 28, 2010 ($77.76).

(5)        Value realized calculated based on the difference between the aggregate exercise price of the option ($57.81) and the weighted average sale price per share on the date of sale ($84.64).

EXECUTIVE COMPENSATION

Retirement Plans

During 2010, the NEOs participated in the Lockheed Martin Corporation Salaried Employee Retirement Program (“LMRP”), which is a combination of the following prior plans for salaried employees with some protected benefits: Lockheed Martin Corporation Retirement Income Plan which covered former Martin Marietta employees; Lockheed Martin Corporation Retirement Income Plan III which covered former Loral Corporation employees; and Lockheed Martin Corporation Retirement Plan for Certain Salaried Employees which covered former Lockheed employees (collectively, the “Prior Plan”).

The calculation of retirement benefits under the LMRP is determined by a formula that takes into account the participant’s years of credited service and average compensation for the highest three years of the last ten years of employment. Average compensation includes the NEO’s base salary, bonuses earned under the MICP, and lump sum payments in lieu of a salary increase. NEOs must have either five years of service or be actively employed by the Corporation at age 65 to vest in the LMRP. Normal retirement age is 65; however, benefits are payable as early as age 55 (with five years of service) at a reduced amount or without reduction at age 60. Benefits are payable as a monthly annuity for the lifetime of the employee, as a joint and survivor annuity, as a life annuity with a five or ten year guarantee, or as a level income annuity. In addition, a NEO who retires on or before January 1, 2011, between ages 60 and 62 with at least ten years of service is eligible for temporary supplemental payments ending at age 62 when eligibility for social security commences.

The calculation of retirement benefits under the Prior Plan is based on a number of formulas, some of which take into account the participant’s years of credited service and pay over the career of the NEO. Certain other formulas in the Prior Plan are based upon the final average compensation and credited service of the employee. Pay under certain formulas in the Prior Plan currently includes salary, commissions, overtime, shift differential, lump sum pay in lieu of a salary increase, MICP bonuses awarded that year, and 401(k) and pre-tax contributions. The Prior Plan also contains a Personal Retirement Provision which is an account balance based on past allocations. This account balance is available as a lump sum at termination or can be converted to an annuity. A portion of the pension benefits for Mr. Stevens, Mr. Tanner, and Mr. Heath was earned under the Prior Plan.

Mr. Stevens, Ms. Hewson, and Mr. Heath were eligible for early retirement as of December 31, 2010. As of December 31, 2010, all of the NEOs were vested in the LMRP.

EXECUTIVE COMPENSATION

2010 PENSION BENEFITS
Name	Plan Name [1]	Number of Years Credited Service	Present Value of Accumulated Benefit [2,3]	Payments During Last Fiscal Year

		(#)	($)	($)

(a)	(b)	(c)	(d)	(e)
Robert J. Stevens	Lockheed Martin Corporation Salaried Employee Retirement Program	23.6	753,989	0
	Lockheed Martin Corporation Supplemental Retirement Plan	–	16,852,417	0
Bruce L. Tanner	Lockheed Martin Corporation Salaried Employee Retirement Program	28.1	741,124	0
	Lockheed Martin Corporation Supplemental Retirement Plan	–	3,994,071	0
Christopher E. Kubasik	Lockheed Martin Corporation Salaried Employee Retirement Program	11.2	274,161	0
	Lockheed Martin Corporation Supplemental Retirement Plan	–	2,691,371	0
Marillyn A. Hewson	Lockheed Martin Corporation Salaried Employee Retirement Program	28.1	1,073,144	0
	Lockheed Martin Corporation Supplemental Retirement Plan	–	4,573,954	0
Ralph D. Heath	Lockheed Martin Corporation Salaried Employee Retirement Program	34.6	1,319,787	0
	Lockheed Martin Corporation Supplemental Retirement Plan	–	7,859,987	0

NOTES TO TABLE:

(1)        The Lockheed Martin Corporation Supplemental Retirement Plan (“Supplemental Pension” or “Supp Pension”) is a restorative plan and provides benefits in excess of the benefit payable under our IRS rules through the LMRP, our tax-qualified plan. The Supplemental Pension uses the same formula for benefits as the tax-qualified plan uses for calculating the NEO’s benefit. All service recognized under the tax-qualified plan is recognized under the Supplemental Pension although a benefit would be earned under the Supplemental Pension only in years when the employee’s total accrued benefit would exceed the benefit accrued under the tax-qualified plan. The Supplemental Pension benefits are payable in the same form as benefits are paid under the LMRP although lump sum payments are available under the Supplemental Pension.

(2)        The amounts in column (d) were computed using the same assumptions we used for financial statement reporting purposes under ASC 715 and described in Note 11 to our financial statements contained in our Annual Report, except that the amounts were calculated based on benefits commencing at age 60. We used age 60 rather than the plan’s normal retirement age of 65 because an employee may commence receiving pension benefits at age 60 without any reduction for early commencement. A portion of Mr. Stevens’ and Mr. Tanner’s benefit was earned under grandfathered plans that apply a reduction for early commencement at age 60. The amounts shown for Mr. Stevens and Mr. Tanner reflect the reduction for early commencement of the benefit. Amounts paid under our plans use assumptions contained in the plans and may be different than those used for financial statement reporting purposes.

EXECUTIVE COMPENSATION

(3)        Only the benefit payable under the Supplemental Pension is payable in the form of a lump sum. If an executive elected a lump sum payment, the amount of the lump sum would be based on plan assumptions and not the assumptions used for financial statement reporting purposes. As a result, the actual lump sum payment would be an amount different than what is reported in this table. Because the discount rate used for financial statement purposes (5.50%) was higher than the plan rate of 3.25% on December 31, 2010, (Pension Benefit Guaranty Corporation (or PBGC) rate for terminating pension plans plus 1%), the lump sum payment would be larger than the amount shown in this table. The age of the executive at retirement would also impact the size of the lump sum payment. The amount using plan assumptions is shown on the “Potential Payments Upon Termination or Change in Control” table.

EXECUTIVE COMPENSATION

Nonqualified Deferred Compensation

Participants in our tax-qualified 401(k) plan may contribute up to 25% of base salary. In addition, we make a matching contribution equal to 50% of up to the first 8% of compensation contributed by the participant. Employee and Corporation matching contributions in excess of the Internal Revenue Code limitations are contributed to the NQSSP. Employee and Corporation matching contributions are nonforfeitable at all times. NQSSP contributions are credited with earnings (losses) based on the investment option or options in which the account has been invested, as elected by the participant. Each of the NQSSP investment options is available under our tax-qualified 401(k) plan for salaried employees. The NQSSP provides for payment following termination of employment in a lump sum or up to 20 annual installments at the participant’s election. All amounts accumulated and unpaid under the NQSSP must be paid in a lump sum within 15 calendar days following a change in control.

The DMICP provides the opportunity to defer, until termination of employment or beyond, the receipt of all or a portion of bonuses earned under the MICP, LTIP awards, and amounts paid in respect of the termination of the Lockheed Martin Post-Retirement Death Benefit (“PRDB”) Plan. Previously, employees were offered only two alternatives under the DMICP for crediting earnings (losses), but the DMICP was amended to add any of the investment funds available in the NQSSP (with the exception of the Company Stock Fund). Employees may elect any of the investment funds available in the NQSSP (with the exception of the Company Stock Fund) or two investment alternatives available only under the DMICP for crediting earnings (losses). Under the DMICP Stock Investment Option, earnings (losses) on deferred amounts will accrue at a rate that tracks the performance of our common stock, including reinvestment of dividends. Under the DMICP Interest Investment Option, earnings accrue at a rate equivalent to the then published rate for computing the present value of future benefits under CAS 415. The Interest Investment Option was closed to new deferrals and transfers in from other investment options effective July 1, 2009. Amounts credited to the Stock Investment Option may not be reallocated to other options. In addition, Stock Investment Option voluntary deferrals will be paid in shares of our common stock. Fifty percent of any LTIP award is mandatorily deferred for two years to the Stock Investment Option and remains subject to the continued employment requirements of the award. Mandatory LTIP deferrals are paid in cash at the end of two years or further deferred at the election of the executive. The DMICP provides for payment in January or July following termination of employment in a lump sum or up to 25 annual installments at the NEO’s election. All amounts accumulated under the DMICP must be paid in a lump sum within 15 days following a change in control.

EXECUTIVE COMPENSATION

2010 NONQUALIFIED DEFERRED COMPENSATION [1]
Name		Executive Contributions in Last FY 2	Registrant Contributions in Last FY [3]	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions [4]	Aggregate Balance at Last FYE [5,6]

		($)	($)	($)	($)	($)
(a)		(b)	(c)	(d)	(e)	(f)
Robert J. Stevens	NQSSP	434,389	69,502	353,036	0	3,879,702
	DMICP (Bonus)	3,843,450	0	964,859	0	15,787,816
	DMICP (LTIP1 Mandatory)	0	2,584,967	(255,540)	3,151,177	6,230,393
	DMICP (LTIP2 Voluntary)	5,736,144	0	470,736	0	15,259,104

	TOTAL	10,013,983	2,654,469	1,533,091	3,151,177	41,157,015
Bruce L. Tanner	NQSSP	165,567	26,491	101,740	0	1,000,567
	DMICP (Bonus)	0	0	(5,162)	0	615,673
	DMICP (LTIP1 Mandatory)	0	91,500	(3,605)	0	87,895
	DMICP (LTIP2 Voluntary)	0	0	0	0	0

	TOTAL	165,567	117,991	92,973	0	1,704,135
Christopher E. Kubasik	NQSSP	106,577	35,269	87,861	0	1,015,781
	DMICP (Bonus)	221,048	0	149,511	0	2,988,964
	DMICP (LTIP1 Mandatory)	0	564,250	(47,619)	500,481	1,161,016
	DMICP (LTIP2 Voluntary)	472,668	0	559	0	1,713,295

	TOTAL	800,293	599,519	190,312	500,481	6,879,056
Marillyn A. Hewson	NQSSP	64,381	20,477	129,666	0	1,153,297
	DMICP (Bonus)	461,829	0	311,444	0	4,568,430
	DMICP (LTIP1 Mandatory)	0	210,404	(20,800)	259,509	507,125
	DMICP (LTIP2 Voluntary)	469,913	0	38,298	0	1,926,627

	TOTAL	996,123	230,881	458,608	259,509	8,155,479
Ralph D. Heath	NQSSP	7,308	1,169	121,604	0	1,233,706
	DMICP (Bonus)	41,982	0	68,165	0	2,380,749
	DMICP (LTIP1 Mandatory)	0	420,809	(39,812)	481,945	970,677
	DMICP (LTIP2 Voluntary)	0	0	(9,915)	0	241,739

	TOTAL	49,290	421,978	140,042	481,945	4,826,871

NOTES TO TABLE:

(1)        This table reports compensation earned by NEOs and deferred under our NQSSP and DMICP. The NQSSP is a nonqualified 401(k) plan with an employer match on a portion of the salary deferral. Three types of compensation may be deferred into the DMICP:

•	Bonuses payable under our MICP Plan (“DMICP (Bonus)”).

•	Amounts earned under our LTIP program but mandatorily deferred into company stock for two years (and subject to forfeiture) (“DMICP (LTIP1 Mandatory)”).

•	Amounts payable under our LTIP program and voluntarily deferred (“DMICP (LTIP2 Voluntary)”).

Amounts paid in respect of the termination of the PRDB in 2008 could also be deferred into the DMICP. In the table above, deferrals of PRDB payments are included in the Aggregate Balance at Last FYE for “DMICP (Bonus)” entry.

EXECUTIVE COMPENSATION

(2)        Includes 2010 salary deferrals to NQSSP, MICP bonus paid in 2010 for 2009 performance deferred to DMICP, and voluntary deferrals of LTIP for the 2007-2009 cycle to the DMICP. The table reflects the year in which the deferral is credited to the NEO’s account (2010) and not the year in which it was earned (2009).

(3)        Includes mandatory deferrals of LTIP for 2007-2009 and 2010 Corporation matching contributions to NQSSP. The NQSSP match is also included in column (i) of the “Summary Compensation Table.” The table reflects the year in which the deferral is credited to the NEO’s account (2010) and not the year in which it was earned (2009).

(4)        Includes distributions of mandatory LTIP deferral from the 2005-2007 cycle in January 2010 following end of two-year deferral period. The table reflects the year in which the deferral is credited to the NEO’s account (2010) and not the year in which it was earned (2009).

(5)        Of the aggregate balances shown in column (f), the following table* lists the aggregate contributions made by the NEO since commencement of participation in the respective plan (including deferrals of PRDB which are included in “DMICP (Bonus)”). These amounts were earned by the NEO and voluntarily deferred to a company plan.

* Table for footnote (5)

Name	Amount Reported in Column (f)	NQSSP	DMICP (Bonus)	DMICP (LTIP2 Voluntary)	Total (Contributed by Executive)

	($)	($)	($)	($)	($)
Mr. Stevens	41,157,015	2,847,521	12,908,079	10,995,100	26,750,700
Mr. Tanner	1,704,135	731,930	458,031	0	1,189,961
Mr. Kubasik	6,879,056	590,230	2,466,312	1,053,911	4,110,453
Ms. Hewson	8,155,479	744,949	3,029,622	1,113,003	4,887,574
Mr. Heath	4,826,871	862,731	1,791,804	0	2,654,535

(6)        The following table** lists the amounts reported as executive or registrant contributions in columns (b) and (c) of the “2010 Nonqualified Deferred Compensation” table that are also reported as compensation in the “Summary Compensation Table” for 2010. These contributions consist of NEO and Corporation contributions made to the NQSSP for service in 2010. Contributions with respect to 2010 performance deferred in 2011 (MICP and LTIP) are not included as these amounts are not credited until 2011, and are not included in column (f). The following table also lists the amounts reported in column (f) as part of the Aggregate Balance at Last FYE (2010) that is reported as compensation for prior years in the “Summary Compensation Table” for years beginning with 2006. For 2010, there were no earnings in excess of 120% of the applicable federal rate.

** Table for footnote (6)

		Of Amount Reported in Column (f)

Name	Aggregate Balance at December 31, 2010 in Column (f)	NEO and Corporation Contributions to NQSSP Reported in “Summary Compensation Table” for 2010	Amount Reported in “Summary Compensation Table” for Prior Years (Beginning with 2006)

	($)	($)	($)
Mr. Stevens	41,157,015	503,892	41,678,454
Mr. Tanner	1,704,135	192,058	541,193
Mr. Kubasik	6,879,056	141,846	5,728,592
Ms. Hewson	8,155,479	84,858	0
Mr. Heath	4,826,871	8,477	3,022,070

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR

CHANGE IN CONTROL

The table below summarizes the benefits that become payable to a NEO at, following, or in connection with any termination, including without limitation resignation, severance, retirement, or a constructive termination of a NEO, or a change in control under the terms of our benefit plans. Our plans do not contain specific provisions regarding termination for cause. Provisions unique to the 2006 RSU grant to Mr. Stevens are described in footnote (5) to the “Potential Payments Upon Termination or Change In Control” table on page 67.

SUMMARY OF PAYMENT TRIGGERS
Plan	Retirement	Change In Control	Death/Disability/ Layoff	Divestiture [1]	Termination/ Resignation
Pension [2]	Payable on a reduced basis at age 55; payable on a non-reduced basis at age 60; steeper reduction for early commencement at age 55 for terminations prior to age 55 than for terminations after age 55.	None for qualified; see below for Supp Pension.	Spousal benefit as required by law in event of death unless waived by participant; no provision for disability. Layoff between age 53 and 55 or before age 55 with 25 years of service is eligible for the more favorable actuarial reductions for participants terminating at age 55.	No provisions; absent a negotiated transfer of liability to buyer, treated as retirement or termination.	Payable on a reduced basis at age 55; payable on a non-reduced basis at age 60; steeper reduction for early commencement at age 55 for terminations prior to age 55 than for terminations after age 55.
•LMRP	Annuity form only.	No acceleration.	Annuity form only.	No acceleration.	Annuity form only.
•Supp Pension [2]	Annuity or lump sum.	Lump sum.	Annuity or lump sum.	No provisions; absent a negotiated transfer of liability to buyer, treated as retirement or termination.	Annuity or lump sum.
LTIP	Prorated payment at the end of the three-year performance period for retirement during that period. Immediate payment for retirement during two-year mandatory deferral period based on closing price for our stock on date of triggering event.	Immediate prorated payment following change in control for event occurring during performance period. Immediate payment for change in control during two-year mandatory deferral period based on closing price for our stock on date of triggering event.	Prorated payment at the end of the three-year performance period for death, disability, or layoff during that period. Immediate payment in event of death, disability, or layoff during two-year mandatory deferral period based on closing price for our stock on date of triggering event.	Prorated payment at the end of the three-year performance period for divestiture during that period. Immediate payment for divestiture during two-year mandatory deferral period based on closing price for our stock on date of triggering event.	Forfeit if termination occurs prior to age 55; termination on or after age 55 treated as retirement.

EXECUTIVE COMPENSATION

SUMMARY OF PAYMENT TRIGGERS
Plan	Retirement	Change In Control	Death/Disability/ Layoff	Divestiture [1]	Termination/ Resignation
Options	Forfeit unvested options if retirement occurs prior to one year anniversary of date of grant. If retirement occurs after one year anniversary, ten-year term of options unaffected and unvested options become exercisable on date the options would have otherwise vested.	Immediate vesting.	Immediate vesting in event of death/ disability. In the event of layoff, unvested options become exercisable on date the options would have otherwise vested. Ten-year term of options unaffected.	Term of options limited to five years; options become exercisable on date the options would have otherwise vested.	Vested options expire 30 days after termination or resignation. Forfeit unvested options if termination occurs prior to age 55; resignation on or after age 55 treated as retirement.
RSUs	Forfeit RSUs if retirement occurs prior to one year anniversary of date of grant; otherwise vest in one-third increments for each full year of service following date of grant.	Immediate vesting following termination in the event of a change in control.	Immediate vesting, following death or disability. Forfeit RSUs if layoff occurs prior to one year anniversary of date of grant; otherwise vest in one-third increments for each full year of service following date of grant.	Immediate vesting.	Forfeit unvested RSUs if termination occurs prior to age 55; termination on or after age 55 treated as retirement.
MICP [3]	May prorate for retirement with six months of participation in the year. Full payment if retirement occurs on December 31.	No provision.	May prorate for death, disability or layoff with six months of participation in the year. Full payment if death or disability occurs on December 31.	No provision.	Eligible for prorated award if termination/ resignation occurs after December 1.
DMICP [4]	Lump sum or installment payment in accordance with NEO elections.	Immediate lump sum payment.	Lump sum or installment payment in accordance with NEO elections, except lump sum only for layoff prior to age 55.	Follows termination provisions.	Lump sum if termination is prior to age 55; after age 55, lump sum or installment payment in accordance with NEO elections.

EXECUTIVE COMPENSATION

SUMMARY OF PAYMENT TRIGGERS
Plan	Retirement	Change In Control	Death/Disability/ Layoff	Divestiture [1]	Termination/ Resignation
NQSSP [4]	Lump sum or installment payment in accordance with NEO elections.	Immediate lump sum payment.	Lump sum for death; for disability or layoff, lump sum or installment payment in accordance with NEO elections.	Lump sum or installment payment in accordance with NEO elections.	Lump sum or installment payment in accordance with NEO elections.
Executive Severance Plan	No payment.	No payment unless terminated.	No payment for death or disability. Payment of a lump sum amount equal to a multiple of salary, MICP, and health care continuation coverage cost.
			The multiple of salary and MICP for the CEO is 2.99; for all other NEOs it is 1.0.	No payment.	No payment.

NOTES TO TABLE:

(1)        Divestiture is defined as a transaction which results in the transfer of control of a business operation to any person, corporation, association, partnership, joint venture, or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly, by us, one or more of our subsidiaries or by a combination thereof following the transaction.

(2)        See “2010 Pension Benefits” table on page 59 for present value of accumulated benefit.

(3)        See “Compensation Discussion & Analysis” commencing on page 29 for discussion of MICP payment calculation.

(4)        See “Aggregate Balance at Last FYE” column in “2010 Nonqualified Deferred Compensation” table on page 62 for amount payable.

EXECUTIVE COMPENSATION

The following table quantifies the payments under executive compensation plans as a result of a change in vesting provisions in stock options, RSUs, and LTIP awards and the lump sum payable under the Supplemental Pension that would be made assuming a termination event occurred on December 31, 2010. Payments under other plans do not change as a result of the termination event and quantification of those payments are found elsewhere in this Proxy Statement or are paid under plans available generally to salaried employees. In the table below, a dash (—) indicates no provision covers the event or the NEO is ineligible for a payment.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Name		Retirement	Change In Control	Death/ Disability	Layoff	Divestiture	Termination/ Resignation [1]

		($)	($)	($)	($)	($)	($)
Robert J. Stevens	Supplemental Pension [2]	20,243,349	20,243,349	20,243,349	20,243,349	20,243,349	20,243,349
	LTIP [3]	4,783,121	4,783,121	4,783,121	4,783,121	4,783,121	4,783,121
	Options [4]	0	0	0	0	0	0
	RSUs [5]	2,027,390	13,352,810	13,352,810	2,027,390	6,921,090	2,027,390
	Executive Severance [6]	0	0	0	13,544,118	0	0

	TOTAL	27,053,860	38,379,280	38,379,280	40,597,978	31,947,560	27,053,860
Bruce L. Tanner	Supplemental Pension [2]	–	5,172,857	–	–	–	–
	LTIP [3]	–	407,895	407,895	407,895	407,895	–
	Options [4]	0	0	0	0	0	0
	RSUs [5]	0	3,065,554	3,065,554	921,647	3,065,554	0
	Executive Severance [6]	0	0	0	1,352,341	0	0

	TOTAL	0	8,646,306	3,473,449	2,681,883	3,473,449	0
Christopher E. Kubasik	Supplemental Pension [2]	–	3,610,073	–	–	–	–
	LTIP [3]	–	1,042,019	1,042,019	1,042,019	1,042,019	0
	Options [4]	0	0	0	0	0	0
	RSUs [5]	0	4,624,547	4,624,547	1,320,134	4,624,547	0
	Executive Severance [6]	0	0	0	1,814,897	0	0

	TOTAL	0	9,276,639	5,666,566	4,177,050	5,666,566	0
Marillyn A. Hewson	Supplemental Pension [2]	6,617,648	6,617,648	6,617,648	6,617,648	6,617,648	6,617,648
	LTIP [3]	377,115	377,115	377,115	377,115	377,115	377,115
	Options [4]	0	0	0	0	0	0
	RSUs [5]	147,976	734,056	734,056	147,976	734,056	147,976
	Executive Severance [6]	0	0	0	1,171,050	0	0

	TOTAL	7,142,739	7,728,819	7,728,819	8,313,789	7,728,819	7,142,739
Ralph D. Heath	Supplemental Pension [2]	8,999,685	8,999,685	8,999,685	8,999,685	8,999,685	8,999,685
	LTIP [3]	774,229	774,229	774,229	774,229	774,229	774,229
	Options [4]	0	0	0	0	0	0
	RSUs [5]	1,000,879	3,226,347	3,226,347	1,000,879	3,226,347	1,000,879
	Executive Severance [6]	0	0	0	1,380,954	0	0

	TOTAL	10,774,793	13,000,261	13,000,261	12,155,747	13,000,261	10,774,793

NOTES TO TABLE:

(1)        Resignation by executives who are eligible for retirement, for purposes of this table, is treated as retirement. Mr. Tanner and Mr. Kubasik were not eligible for retirement on December 31, 2010. As of December 31, 2010, Mr. Stevens, Ms. Hewson, and Mr. Heath were eligible for retirement.

EXECUTIVE COMPENSATION

(2)        The Supplemental Pension lump sum value was calculated using plan assumptions and age of executive as of December 31, 2010. Payments under the Supplemental Pension do not commence prior to age 55 except in the case of a change in control. Mr. Tanner and Mr. Kubasik had not attained age 55 by December 31, 2010, and would be eligible for an immediate lump sum for a December 31, 2010, termination only in the event of a change in control. The lump sum payable to each of them upon change in control has been reduced to reflect early payment. The Supplemental Pension assumptions in effect for December 31, 2010, are: 3.25% discount rate and 1983 Group Annuity Mortality table. The Supplemental Pension assumptions are different than the ASC assumptions used to calculate the accrued benefit reported in the “2010 Pension Benefits” table. In the event of any other termination, Mr. Tanner’s and Mr. Kubasik’s accrued pension benefit would be payable at age 55.

(3)        The 2009-2011 and 2010-2012 LTIP cycles were not completed at December 31, 2010 (“Incompleted Cycles”), and there is no payout until the end of each cycle. NEOs who terminate during an Incompleted Cycle due to retirement, death, disability, divestiture or layoff are eligible for a prorated award at the end of the performance cycle; the only circumstance in which a payment would be accelerated and paid for an Incompleted Cycle in advance of the end of the cycle would be in the case of a change in control, in which case a prorated payment would be made following the change of control. The amount shown in this table includes the payments that would have been accelerated and paid on December 31, 2010, in the event of a change in control but not the amounts that would have paid on a pro rata basis at the end of the 2009-2011 or 2010-2012 performance cycles on account of retirement, death, disability, divestiture or layoff. The 2008-2010 and 2007-2009 LTIP performance cycles were completed on December 31, 2009 and 2010, respectively (“Completed Cycles”). Following completion of the cycle, 50% of the amount earned for the cycle was paid to the executive in the following January. The LTIP award agreement requires mandatory deferral of the remaining 50% of the award for two years. Payment of the mandatorily deferred portion is accelerated in the case of retirement, death, disability, divestiture, layoff or change in control; the amount shown in this table includes the 50% mandatorily deferred portion of the Completed Cycles that would be accelerated in the event of retirement, death, disability, divestiture, layoff, or change in control. NEOs who voluntarily resign during the mandatory deferral period of the Completed Cycles forfeit the mandatorily deferred portion.

(4)        The value attributable to the vesting of stock options was based upon the number of unvested stock options multiplied by the difference between the closing price of our stock on December 31, 2010 ($69.91) and the option exercise price. As of December 31, 2010, portions of stock option grants made in 2010, 2009, and 2008 were unvested and all three grants had “zero” value because the exercise prices were greater than $69.91. See “Outstanding Equity Awards at 2010 Fiscal Year-End” table for terms of option grants.

(5)        The value attributable to the vesting of RSUs was based upon the closing price of our stock on December 31, 2010 ($69.91). All 2010 RSUs would be forfeited for a layoff occurring on December 31, 2010. RSUs granted in 2009 vest on a prorated basis for a layoff occurring on December 31, 2010. Mr. Stevens’ 2006 RSU agreement does not contain vesting provisions for retirement, divestiture or layoff. RSUs have a double trigger in the event of a change in control (termination following the change in control); the table assumes both elements of the double trigger occurred.

(6)        The total amounts projected for severance payments due to layoff are based on the plan approved by the Board in 2008. It includes payment for salary and target bonus equivalent to one year’s payment (2.99 years for Mr. Stevens) and estimated costs for benefits continuation for one year, outplacement services, and relocation assistance (if required under the plan terms).

EXECUTIVE COMPENSATION

The following table provides information about the Corporation’s equity compensation plans that authorize the issuance of shares of Lockheed Martin common stock to employees and directors. The information is provided as of December 31, 2010.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) )
	(#)	($)	(#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders [1,2,3]	28,631,752	75.90	6,776,624
Equity compensation plans not approved by security holders [4]	1,780,439	–	3,219,561
Total	30,412,191	75.90	9,996,185

NOTES TO TABLE:

(1)        As of December 31, 2010, there were 6,199,433 shares available for grant under the IPA Plan as options, stock appreciation rights (“SARs”), RSAs or RSUs; there are no restrictions on the number of the available shares that may be issued in respect of SARs or stock units. As currently in effect, no more than 28% of shares authorized under the IPA Plan (12,460,000 shares) may be issued as restricted stock. As of December 31, 2010, 4,134,612 shares have been granted as restricted stock under the IPA Plan. Of the 6,199,433 shares available for grant on December 31, 2010, 2,531,462 and 1,911,510 shares are issuable pursuant to grants on January 31, 2011, of options and RSUs, respectively. If the stockholders approve Management Proposal 3 for a new plan as described on page 75, no further shares will be issued under the IPA Plan. Any unissued shares under the IPA Plan, as well as shares subject to awards under the IPA Plan that are forfeited, will be available for issuance under the new plan. Amounts in column (c) of the table also include 577,191 shares that may be issued under the Directors Equity Plan and 1,267 shares that may be issued under the Directors’ Deferred Stock Plan, a plan that was approved by the stockholders in 1995; effective May 1, 1999 no additional shares may be awarded under the Directors’ Deferred Stock Plan. Stock units payable in cash only under the IPA Plan, predecessors to the IPA Plan, or other plans sponsored by the Corporation are not included in the table. For RSAs, shares are issued at the date of grant but remain subject to forfeiture; for RSUs, shares are issued once the restricted period ends and the shares are no longer forfeitable.

(2)        At December 31, 2010, a total of 81,298 shares of Lockheed Martin common stock were issuable upon the exercise of the options assumed by the Corporation in connection with the COMSAT Corporation acquisition. The weighted average exercise price of those outstanding options was $25.55 per share.

(3)        The maximum number of shares of stock that may be subject to stock options, SARs, RSAs and RSUs granted or issued under the IPA Plan in any calendar year is 1.6% of the Corporation’s outstanding shares of stock on December 31 of the calendar year immediately preceding the date of grant of the award, calculated in a manner consistent with the method used for calculating outstanding shares for reporting in the Annual Report.

(4)        Employees may defer MICP and LTIP amounts earned and payable to them to the DMICP. An employee may elect to have deferred amounts credited as phantom stock units at the closing price of our stock on the date the deferral is effective. Amounts equal to our dividend are credited as stock units at the time we pay a dividend. Following termination of employment, a number of shares of stock equal to the number of stock units credited to the employee’s DMICP account are distributed to the employee. There is no discount or value transfer on the stock distributed. As a result, the phantom stock units also were not considered in calculating the total weighted average exercise price in the table.

PROPOSALS YOU MAY VOTE ON

ELECTION OF DIRECTORS

(Proposal 1 on Proxy Card)

There are 11 director-nominees for election to the Board this year, and their biographical information is provided below. Each director-nominee is currently serving as a director, with the exception of Ms. Brewer who has been nominated for the first time.

Director-nominees are expected to attend the Annual Meeting. All director-nominees nominated for election at the 2010 Annual Meeting attended the 2010 Annual Meeting. All director-nominees are elected to a one-year annual term that will end at the 2012 Annual Meeting. If any of the director-nominees are unable to stand for election at the 2011 Annual Meeting (an event which is not anticipated), the Board may reduce its size or designate a substitute. If a substitute is designated, proxy holders may vote for the substitute nominee or refrain from voting for any other director-nominee at their discretion. If any other matters come before the stockholders at the Annual Meeting, the persons holding the proxies will vote in their discretion the shares represented by proxy. Directors’ ages are as of the 2011 Annual Meeting.

The Board unanimously recommends a vote FOR each of the director-nominees.

Director-Nominees

Nolan D. Archibald (Age 67)

Director since April 2002

Executive Chairman of the Board of Stanley Black & Decker, Inc. since March 2010. Previously, Mr. Archibald was Chairman of the Board and Chief Executive Officer of The Black & Decker Corporation from 1986 to March 2010, President of The Black & Decker Corporation from 1985 to 2010, and Chief Operating Officer of The Black & Decker

Corporation from 1985 to 1986. Held various management positions at Beatrice Companies, Inc., from 1977 to 1985, including Senior Vice President and President of the Consumer & Commercial Products Group; and currently serves as a director of Brunswick Corporation and Huntsman Corporation.

Rosalind G. Brewer (Age 48)

Director Nominee for 2011

Executive Vice President and President of Walmart Stores, Inc.’s East Business Unit since February 2011; Executive Vice President and President of Walmart South from February 2010 to February 2011, Senior Vice President and Division President of Southeast Operating Division from March 2007 to January 2010; Regional General Manager, Georgia Operations,

from 2006 to February 2007. Previously, Ms. Brewer was President of Global Nonwovens Division for Kimberly-Clark Corporation from 2004 to 2006; held various management positions of increasing responsibilities at Kimberly-Clark from 1984 to 2006. Ms. Brewer currently serves on the board of Molson Coors Brewing Company, Spelman College Board of Trustees, and Westminster Schools Board of Trustees.

David B. Burritt (Age 55)

Director since April 2008

Vice President and Chief Financial Officer of Caterpillar Inc. from 2004 to June 2010; Corporate Controller and Chief Accounting Officer of Caterpillar from 2002 to 2004; held various positions of increasing responsibility for Caterpillar in finance, tax, accounting, and international operations for Caterpillar from 1978 to 2002; and currently serves as a director of Aperam, a spin-off stainless steel company from ArcelorMittal. The Board has determined that Mr. Burritt meets the SEC’s criteria of an “audit committee financial expert.”

PROPOSALS YOU MAY VOTE ON

James O. Ellis, Jr. (Age 63)

Director since November 2004

President and Chief Executive Officer, Institute of Nuclear Power Operations since May 2005. Retired from active duty in July 2004. Admiral and Commander, United States Strategic Command, Offutt Air Force Base, Nebraska from October 2002 to July 2004; Commander in Chief, United States Strategic Command from November 2001 to September 2002; Commander in Chief, U.S. Naval Forces, Europe and Commander in Chief, Allied Forces from October 1998 to September 2000; Deputy Chief of Naval Operations (Plans, Policy and Operations) from November 1996 to September 1998; director of Burlington Capital Group from 2004 to 2007; and currently serves as a director of Inmarsat plc. and Level 3 Communications, Inc.

Thomas J. Falk (Age 52)

Director since June 2010

Chairman of the Board and Chief Executive Officer of Kimberly-Clark Corporation since 2003, Chief Executive Officer from 2002 and President and Chief Operating Officer from 1999 to 2002; held various senior management positions since joining the corporation in 1983; director of Centex Corporation from 2003 to 2009 (Centex Corporation was acquired by Pulte Homes in 2009) and currently serves as a director of Catalyst, Inc. and the University of Wisconsin Foundation, and serves as a governor of the Boys & Girls Clubs of America. The Board has determined that Mr. Falk meets the SEC’s criteria of an “audit committee financial expert.”

Gwendolyn S. King (Age 70)

Director since March 1995

President of Podium Prose, a Washington, D.C. speaker’s bureau and speechwriting service, since 2000. Founding Partner, The Directors’ Council, a corporate board search firm, from October 2003 to June 2005; Senior Vice President of Corporate and Public Affairs of PECO Energy Company (formerly Philadelphia Electric Company) from October 1992 until her retirement in February 1998; Commissioner of the Social Security Administration from August 1989 to September 1992; director of Countrywide Financial Corporation from 2001 to 2004; and currently serves as a director of Marsh & McLennan Companies, Inc. and Monsanto Company.

James M. Loy (Age 68)

Director since August 2005

Senior Counselor, The Cohen Group since 2005. Deputy Secretary of Homeland Security from 2003 to 2005; Administrator, Transportation Security Administration from 2002 to 2003; Commandant, U.S. Coast Guard from 1998 to 2002; Coast Guard Chief of Staff from 1996 to 1998; Commander of the Coast Guard’s Atlantic Area from 1994 to 1996; and currently serves as a director of L-1 Identity Solutions, Inc. and Rivada Networks, LLC.

Douglas H. McCorkindale (Age 71)

Director since April 2001

Chairman of Gannett Co., Inc. (“Gannett”) from 2001 until his retirement in June 2006. Chief Executive Officer of Gannett from June 2000 to 2005, President of Gannett from 1997 to 2005, Vice Chairman of Gannett from 1984 to January 2001, Chief Financial Officer of Gannett from 1979 to 1997, Chief Administrative Officer of Gannett from 1985 to 1997; director of

Continental Airlines, Inc. from 1993 to 2010 and currently serves as a director or trustee of numerous Mutual Funds in the Prudential Group of Newark, NJ. The Board has determined that Mr. McCorkindale meets the SEC’s criteria of an “audit committee financial expert.”

PROPOSALS YOU MAY VOTE ON

Joseph W. Ralston (Age 67)

Director since April 2003

Vice Chairman of The Cohen Group since March 2003. Retired from active duty in March 2003. Commander, U.S. European Command and Supreme Allied Commander Europe, NATO, Mons, Belgium from May 2000 to January 2003; Vice Chairman, Joint Chiefs of Staff, Washington, D.C. from March 1996 to April 2000; and currently serves as a director of

The Timken Company and URS Corporation.

Anne Stevens (Age 62)

Director since September 2002

Chairman, President and Chief Executive Officer of Carpenter Technology Corporation from November 2006 to October 2009. Executive Vice President, Ford Motor Company and Chief Operating Officer, The Americas, from November 2005 until her retirement in October 2006; Group Vice President, Canada, Mexico and South America, Ford Motor Company from

October 2003 to October 2005, Vice President, North America Vehicle Operations of Ford Motor Company from August 2001 to October 2003, Vice President, North America Assembly Operations of Ford Motor Company from April 2001 to August 2001. Held various management positions at Ford Motor Company from 1990, including executive director in Vehicle Operations in North America. Held various engineering, manufacturing and marketing positions at Exxon Chemical Co. before joining Ford. Member of the National Academy of Engineering and Trustee of Drexel University.

Robert J. Stevens (Age 59)

Director since October 2000

Chairman of Lockheed Martin since April 2005, Chief Executive Officer of Lockheed Martin since August 2004, President of Lockheed Martin from October 2000 to December 2009, Chief Operating Officer of Lockheed Martin from October 2000 to August 2004, Executive Vice President and Chief Financial Officer of Lockheed Martin from October 1999 to March 2001,

Vice President of Strategic Development of Lockheed Martin from November 1998 to October 1999; President and Chief Operating Officer of the former Lockheed Martin Energy and Environment Sector from January 1998 to June 1999; President of Lockheed Martin Air Traffic Management Division from June 1996 through January 1998; Executive Vice President and Senior Vice President and Chief Financial Officer of Air Traffic Management from December 1993 to May 1996; General Manager of Loral Systems Manufacturing Company from 1987 to 1993; and currently serves as a director of Monsanto Company.

The Board unanimously recommends that you vote FOR the election of each of the director-nominees.

PROPOSALS YOU MAY VOTE ON

RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITORS

(Proposal 2 on Proxy Card)

The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, as the independent auditors to perform an integrated audit of the Corporation for the year ending December 31, 2011. Ernst & Young LLP served as our independent auditors in 2010. The services provided to the Corporation by Ernst & Young LLP for the last fiscal year are described under the caption “Fees Paid to Independent Auditors” below. Stockholder approval of the appointment is not required.

The Board believes that obtaining stockholder ratification of the appointment is a sound corporate governance practice. If the stockholders do not vote on an advisory basis in favor of Ernst & Young LLP, the Audit Committee will reconsider whether to hire the firm and may retain Ernst & Young LLP or hire another firm without resubmitting the matter for stockholders to approve. The Audit Committee retains the discretion at any time to appoint a different independent auditor.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, available to respond to appropriate questions, and will have the opportunity to make a statement if they desire.

The Board unanimously recommends a vote FOR the ratification of appointment of Ernst & Young LLP as independent auditors in 2011.

Pre-Approval of Independent Auditors Services

The Audit Committee pre-approves all audit, audit-related, tax, and other services performed by the independent auditors. The Audit Committee pre-approves specific categories of services up to pre-established fee thresholds. Unless the type of service had previously been pre-approved, the Audit Committee must approve that specific service before the independent auditors may perform it. In addition, separate approval is required if the amount of fees for any pre-approved category of service exceeds the fee thresholds established by the Audit Committee. The Audit Committee may delegate to one or more of its members pre-approval authority with respect to permitted services provided that the member must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Fees Paid to Independent Auditors

The following table presents the fees billed by Ernst & Young LLP, an independent registered public accounting firm, for audit, audit-related services, tax services, and all other services rendered for 2010 and 2009. All fees were pre-approved in accordance with the Audit Committee’s pre-approval policy. The Audit Committee considered and concluded that the provision of services by Ernst & Young LLP was compatible with the maintenance of the auditor’s independence.

Ernst & Young Fees	2010 ($)	2009 ($)
Audit Fees [1]	16,300,000	16,800,000
Audit-Related Fees [2]	2,900,000	1,200,000
Tax Fees [3]	2,700,000	2,900,000
All Other Fees [4]	100,000	200,000

NOTES TO TABLE:

(1)        Audit fees principally include those for services related to the integrated annual audit of the consolidated financial statements, including the audit of internal control over financial reporting under Section 404 of the

PROPOSALS YOU MAY VOTE ON

Sarbanes-Oxley Act, statutory audits of foreign subsidiaries, SEC registration statements and other filings, and consultation on accounting matters.

(2)        Audit-related fees principally include those for services related to employee benefit plan audits and, for 2010, audits related to disposed entities.

(3)        Tax fees principally include international and domestic tax compliance and advisory services.

(4)        All other fees principally include those for government contracting services.

PROPOSALS YOU MAY VOTE ON

MANAGEMENT PROPOSAL – ADOPTION OF THE LOCKHEED MARTIN

CORPORATION 2011 INCENTIVE PERFORMANCE AWARD PLAN

(Proposal 3 on Proxy Card)

Since the creation of Lockheed Martin Corporation in 1995, the compensation philosophy of our Board of Directors has been to link executive compensation to the Corporation’s performance against pre-established strategic, operational and financial goals and to use equity as a means to tie a substantial portion of executive compensation to the long-term interests of our stockholders. The principal compensation plan currently used by the Board to accomplish these objectives is the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan (the “IPA Plan”).

The Board has approved a new incentive compensation plan and is presenting this plan to the stockholders for adoption and approval at the Annual Meeting. If the Lockheed Martin Corporation 2011 Incentive Performance Award Plan (“2011 IPAP” or “the Plan”) is approved by the stockholders, no further incentive awards will be made under the IPA Plan. Because the 2011 IPAP will not be effective unless and until it is approved by stockholders, no awards have been granted to date.

The principal features of the 2011 IPAP are summarized below. A copy of the 2011 IPAP is included in Appendix A and the following description is qualified in its entirety by reference to the text of the 2011 IPAP. We urge you to read the 2011 IPAP in its entirety.

Highlights of the 2011 IPAP

As is the case with the IPA Plan, awards of stock options, restricted stock, stock appreciation rights, stock units, and cash-based performance awards are made by our Compensation Committee. The highlights of the 2011 IPAP include:

•

Administration by Independent Committee of Board. The 2011 IPAP will be administered by a committee (the “Committee”) of the Board whose members satisfy the disinterested administration requirements of Rule 16b-3 under the Securities Exchange Act of 1934 and the outside director requirements of Section 162(m) of the Internal Revenue Code. Initially, this committee will be our Compensation Committee.

•

Limit on Shares Authorized. The 2011 IPAP limits the number of shares that initially may be the subject of awards payable in shares of our stock to 8,000,000, plus the number of shares remaining for future grants under the IPA Plan. This limit is significantly lower than the original limit of 22,500,000 shares under the IPA Plan and the current IPA Plan limit of 44,500,000.

•	No Discount Stock Options or SARs. The exercise price of options and the base price of stock appreciation rights must be at least equal to the fair market value of our shares on the date of the grant.

•	No Backdating Permitted. Awards must reflect a date of grant that is the same day as the Committee approves the award, or a later day as specified by the Committee.

•

No Repricing of Stock Options. The 2011 IPAP prohibits the repricing of options either by amendment of an outstanding award agreement or through the substitution of a new option award at a lower price.

•

No Reloading of Stock Options. The 2011 IPAP does not include “reload” features where option holders who exercise an option with existing shares are granted a “replacement” option for the shares used to pay the exercise price of the initial option.

•

No Liberal Share Recycling Provisions. For purposes of the aggregate share limit there is no “recycling” of shares (i) tendered for payment of the option exercise price, (ii) withheld for the payment of taxes, or (iii) repurchased using the proceeds from option exercises. In addition, in the case of stock appreciation rights, the full number of shares subject to the stock appreciation rights are counted against the aggregate share limit regardless of the number of shares actually issued upon exercise.

PROPOSALS YOU MAY VOTE ON

•

Minimum Vesting Schedule. The minimum full vesting period for options and stock appreciation rights granted under the 2011 IPAP is three years. The minimum vesting or forfeiture period for restricted stock and stock units is three years.

•

No Current Payment of Dividends or Dividend Equivalents on Restricted Stock or Stock Units. Dividends paid on restricted stock and dividend equivalents that accrue on stock units are not payable to the holder of the restricted stock or stock units unless and until they vest or the applicable forfeiture provisions lapse.

•

No Delegation to Management to Grant Awards or Interpret Plan. Management has no authority to grant awards under the 2011 IPAP or to interpret the plan. While the Committee can delegate ministerial actions (such as executing and delivering award agreements following a grant by the Committee), discretionary authority relating to awards or substantive decisions or functions may not be delegated to management.

•	Material Plan Amendments Require Stockholder Approval. Material amendments are not effective unless they are approved by the Corporation’s stockholders.

Shares Requested

Equity grants are a critical part of our executive compensation program. Through equity ownership, executives have a direct stake in the performance of the Corporation. As owners, the interests of executives and stockholders are aligned.

Share repurchase is a critical part of our cash deployment strategy and our commitment to return cash to our stockholders. Over the last three years, we have returned approximately $7.3 billion to our stockholders through our share repurchase program. Share repurchase reduces the number of shares outstanding and increases the potential dilution associated with equity incentive awards.

The Corporation believes that the dilution level resulting from the approval of the 2011 IPAP and the authorization of 8,000,000 additional shares under the 2011 IPAP is moderate and consistent with stockholder interests. Using data as of February 1, 2011, but assuming stockholder approval of this proposal, we calculated a dilution level of 10.7% taking into account all existing awards and shares available for future grants under our plans as follows:

Proposed new 2011 IPAP (data as of February 1, 2011)
Shares subject to option awards	26,378,015
Shares subject to RSU awards	4,892,526
Available for grant under IPA Plan*	1,963,688
Available for grant under Directors Equity Plan	568,769
Shares for 2011 IPAP	8,000,000

Sum of Above	41,802,998

Common shares outstanding	349,869,257
Fully diluted shares outstanding	391,672,255

* Awards no longer will be granted under IPA Plan, but will be available under 2011 IPAP.

Although the number of shares outstanding has decreased over the past years as a result of the Corporation’s share repurchase program, the level of dilution from our employee and director plans has remained low. In 2008, the last time we requested approval of shares for our equity programs, the number of shares outstanding was 457,087,195. At that time, we calculated the level of dilution from our plans (including the shares for which we were seeking authorization to issue from the stockholders at our 2008 annual meeting) at less than 10%. Considering that the level of shares outstanding has decreased 14% from 457,087,195 in 2008 to 391,672,255 on February 1, 2011, the level of dilution of our plans has increased only slightly from under 10% to 10.7%. It is management’s expectation, based on historical practice, that annual equity grants will not exceed 2% of our fully diluted shares outstanding.

PROPOSALS YOU MAY VOTE ON

Summary of the 2011 IPAP

Eligibility

Awards may be granted to key salaried employees (including officers) of the Corporation and its subsidiaries. All officers of the Corporation are eligible to receive awards. Mr. Stevens is also a director and as the only employee serving as a director, is the only director eligible to participate.

The amount and timing of future awards under the Plan and the types of awards to be made are subject to the discretion of the Committee and, accordingly, the amounts of any awards that may be granted to any employee or group of employees are not determinable at this time. As of the Record Date, there were 10 executive officers eligible for awards under the Plan and the Corporation and its subsidiaries employed approximately 97,000 salaried employees. In 2010, approximately 2,350 employees received awards under the IPA Plan.

Types of Awards

The Plan authorizes awards in the form of nonqualified stock options, incentive stock options (“ISOs”), stock appreciation rights (“SARs”), restricted stock, stock units or cash-based incentive awards, such as performance units. Awards may be granted singly or in combination with other awards.

Stock Options: Stock options are rights to purchase a specified number of shares of our common stock at an exercise price of not less than 100% of the fair market value of the stock on the date of grant. Stock options that are granted as ISOs are granted with such additional terms as are necessary to satisfy the applicable requirements of the tax law for ISOs. Under current tax law, the fair market value of the Lockheed Martin common stock for which ISOs are exercisable for the first time by an optionee during any calendar year cannot exceed $100,000 (measured as of the date of grant). Other option awards are not limited in this manner. No ISOs have been issued under the IPA Plan.

Stock Appreciation Rights: SARs entitle the recipient to receive, upon surrender of the SAR, an amount (payable in cash and/or stock as determined by the Committee) equal to the excess, if any, of the fair market value of a share of our common stock on the date the SAR is surrendered over the base price established at the time of grant of the SAR (which cannot be less than the fair market value of a share of our common stock on the date of grant of the SAR), or over the exercise price of a related stock option. SARs may be granted on a stand-alone basis, in relation to a stock option or in “tandem” with a stock option, such that the exercise of either the option or the SAR cancels the recipient’s rights under the tandem award with respect to the number of shares so exercised.

Restricted Stock: Restricted stock is Lockheed Martin common stock issued to the recipient, typically for minimal lawful consideration or for labor or services to be performed and subject to risk of forfeiture and restrictions and limitations on transfer, the vesting of which may depend on individual or corporate performance, continued service or other criteria.

Stock Units: A stock unit is an award represented by a bookkeeping entry equal to the fair market value of a share of our stock on the date of grant. Stock units are not outstanding shares of stock and do not entitle a participant to voting or other rights; however, an award of stock units may provide for the crediting of cash or additional stock units based on the value of dividends paid on our stock while the award is outstanding. Stock units may be settled in cash or in shares of our stock as determined by the Committee.

Cash-Based Incentive Awards: The Plan provides for the grant of cash-based performance awards with an award cycle of more than one year and up to five years. These long-term incentive performance awards are not denominated in and do not derive their value from the price of our stock and are payable only in cash. Cash-based awards to executive officers under the Plan that are granted or become vested, exercisable or payable upon the attainment of specified performance goals are intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

Authorized Shares

The stock that may be issued pursuant to an award under the Plan is Lockheed Martin common stock, par value $1.00. Stock may be authorized but unissued stock or stock acquired by the Corporation or any of its subsidiaries,

PROPOSALS YOU MAY VOTE ON

subsequently or in anticipation of a transaction under the Plan, in the open market or in privately negotiated transactions. The closing price of our stock as reported by the NYSE on March 1, 2011 was $79.12 per share.

The aggregate number of shares of our stock that initially may be subject to awards under the Plan is 9,963,688, which represents 1,963,688 shares currently reserved for future awards under the IPA Plan and an additional 8,000,000 shares. In addition, shares of our stock subject to awards outstanding under the IPA Plan that are unexercised, unconverted or undistributed as a result of termination, expiration or forfeiture of an award will be added to the shares available for grants under the 2011 IPAP on the same basis as they would have been available had they originally been awarded under the 2011 IPAP. If the Plan is approved, the Corporation intends to file a registration statement with the SEC to register the shares issuable under the Plan.

Any unexercised, unconverted or undistributed portion of any expired, terminated or forfeited award, or alternative form of consideration under a SAR or share unit award that is not paid in connection with the settlement of any portion of an award, will again be available for award under the Plan, whether or not the participant has received or been credited with the benefits of ownership (such as dividends, dividend equivalents or voting rights) during the period in which the participant’s ownership was restricted or otherwise not vested. In the case of SARs that are paid in stock, the full number of shares subject to the SARs at the date of grant are credited against the aggregate share limit regardless of the number of shares actually issued to settle the award. Any shares withheld to satisfy a withholding obligation of a participant also are credited against the aggregate share limit.

Individual Participant Award Limits

The maximum annual amounts payable to any one participant as performance-based awards are as follows:

•

Share-Based Awards: The aggregate number of shares of stock issuable under the Plan for options, SARs payable in shares, restricted stock and stock units payable in shares granted as performance-based awards during any calendar year to any participant may not exceed 1,000,000. Of that amount, the maximum number of shares of stock that may be granted as Restricted Stock Awards during any calendar year to any participant (including as performance-based awards) may not exceed 750,000 shares. Awards canceled as a result of forfeiture or expiration during a calendar year are counted against these limits.

•

Share-Unit Awards and SARs Payable Only in Cash: The maximum number of stock units or SARs exercisable or payable only in cash during any calendar year to any participant as performance-based awards is 300,000. Awards canceled during a calendar year due to expiration or forfeiture are counted against this limit.

•	Cash-Based Awards: The aggregate amount payable to any participant under all cash-based awards granted under the Plan during any calendar year is $10,000,000.

Terms of Awards

The maximum term of an award is 10 years after the date of grant of the award.

Each award under the Plan is evidenced by an award agreement in a form approved by the Committee setting forth, in the case of share-based awards, the number of shares of stock or share units, as applicable, subject to the award, and the price (if any) and term of the award and, in the case of performance-based awards, the applicable performance goals. Awards under the Plan that are not vested or exercised generally are nontransferable by a holder (other than by will or the laws of descent and distribution). The date of grant is the date a resolution granting the award is adopted or a future date specified by the Committee.

Under the Plan, one or more of the following criteria or combination of the following criteria will be used exclusively by the Committee in establishing performance goals for performance based awards:

•	Backlog;

•	Cash flow;

•	Earnings per share;

PROPOSALS YOU MAY VOTE ON

•	Earnings per share growth;

•	Free cash flow per share;

•	Orders;

•	Percentage of free cash flow to stockholders;

•	Return on invested capital;

•	Sales;

•	Segment operating profit;

•	Segment return on invested capital; or

•	Total stockholder return

These criteria may be measured, as determined by the Committee in its discretion, on an absolute, average or relative basis (including relative to published or specially constructed indices), may be measured on a consolidated, subsidiary, segment or business unit basis (or combination basis), and must be established by the Committee in advance of the deadlines required for “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

The Plan sets forth minimum vesting requirements for options, SARs payable in stock, restricted stock and stock units payable in stock. Vesting requirements for other awards are at the discretion of the Committee. In the case of options and SARs, the award agreement is deemed to provide a minimum schedule for full vesting over three years, with no portion of an award of options or SARs becoming exercisable prior to the first anniversary of the date of grant. In the event a participant is not our employee on the date on which an option or SAR otherwise would vest, the options or SARs subject to that vesting date are forfeited. Notwithstanding the foregoing,

•

any award agreement governing options or SARs may provide for any additional vesting requirements, including but not limited to longer periods of required employment or the achievement of performance goals;

•

any award agreement may provide that all or a portion of the options or SARs subject to an award vest immediately or, alternatively, vest in accordance with the vesting schedule but without regard to the requirement for continued employment in the event of a change in control of the Corporation, or in the case of termination of employment with the Corporation due to death, disability, layoff, retirement or divestiture, or in the case of a vesting period longer than three years, vest and become exercisable or fail to be forfeited and continue to vest in accordance with the schedule in the award agreement prior to the expiration of any period longer than three years for any reason designated by the Committee; and

•

any award agreement may provide that employment by another entity be treated as employment by the Corporation in the event a participant terminates employment with the Corporation on account of a divestiture.

In the case of termination of employment on account of layoff, no award agreement may provide for vesting beyond that which reflects the portion of the vesting period from the date of grant to the date the participant’s employment terminates. Finally, except in the case of a change in control of the Corporation, a minimum six-month period must elapse between the date of initial grant of an option or SAR and the sale of the underlying shares of stock.

In the case of restricted stock, the Plan prohibits the sale of any shares of restricted stock prior to the third anniversary of the date of grant and requires the forfeiture of all shares of restricted stock subject to the award in the event that the participant does not remain our employee for at least three years following the date of grant. Notwithstanding the foregoing,

•

any award agreement governing restricted stock may provide for additional vesting requirements, including but not limited to longer periods of required employment or the achievement of performance goals; and

PROPOSALS YOU MAY VOTE ON

•

any award agreement may provide that restricted stock vests prior to the third anniversary of the date of grant in the event of termination of employment with the Corporation due to death, disability, layoff, retirement or divestiture or change in control (except that in the case of a change in control, termination is not required for a recipient who is not an elected officer immediately prior to the change in control), or in the case of a vesting period longer than three years, prior to the expiration of any period longer than three years for any reason designated by the Committee.

The vesting and forfeiture requirements applicable to restricted stock also apply to stock units payable in stock unless the stock units are granted in conjunction with, or part of, another award.

Neither the Committee nor the Board has retained the authority to waive the minimum vesting and holding period requirements for options, SARs payable in stock, restricted stock or stock units payable in stock. The Committee may reserve in an award agreement the authority to waive vesting requirements for stock units or SARs payable only in cash or to impose vesting requirements in excess of the minimum requirements described above for options, SARs, restricted stock or stock units payable in stock, and otherwise may affect these changes by formally amending the Plan to change these vesting or holding period requirements and delete the provisions that limit such waivers.

In the case of restricted stock and stock units, award agreements may not provide for the payment of dividends or dividend equivalents prior to the date on which the restricted stock or stock units vest or any related forfeiture provisions lapse. Dividends declared on restricted stock or dividend equivalents relating to stock units generally may accrue until such time as vesting or the lapse of the forfeiture provisions occur, at which time they may be paid to the participants.

Award agreements may contain any other terms not inconsistent with the Plan as are necessary, appropriate, or desirable to effect an award, including provisions describing the treatment of an award in the event of the death, disability, layoff, retirement, divestiture or other termination of a participant’s employment with or services to the Corporation, any provisions relating to the vesting, exercisability, forfeiture or cancellation of awards, any requirements for continued employment, any other restrictions or conditions (including performance requirements and holding periods) of awards and the method by which the restrictions or conditions lapse, and the effect on an award of a change in control. Award agreements are subject, in the case of performance-based awards, to the requirements for “performance-based compensation” under Internal Revenue Code Section 162(m). Award agreements also may contain a non-competition or non-solicitation clause requiring the forfeiture of an award (whether or not vested) on account of activities deemed by the Committee in its sole discretion to be harmful to the Corporation, including but not limited to employment with a competitor or misuse of our proprietary or confidential information, or the solicitation of our employees. Award agreements also may include authority to recoup awards in the event of activity that is harmful to the Corporation or for any other reason specified by the Committee, including those circumstances contemplated by Securities and Exchange Commission rules, regulations or interpretations.

Consideration and Payment; Withholding

Full payment for shares purchased on exercise of any option, along with payment of any required tax withholding, must be made at the time of exercise in cash or, if permitted by the Committee, in exchange for a promissory note in favor of the Corporation, in shares of stock having a fair market value equivalent to the exercise price and withholding obligation, or any combination thereof, or pursuant to “cashless exercise” procedures. Any payment required in respect of other awards may be in such amount and in any lawful form of consideration as may be authorized by the Committee, including future services as an employee. No executive officer may use a promissory note or cashless exercise if that method of payment would be considered a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act of 2002.

Adjustments to Stock; Corporate Reorganizations

The number and type of shares available for grant and the shares subject to outstanding awards (as well as individual share and share unit limits on awards, performance targets and exercise or conversion prices of awards) may be adjusted to reflect the effect of a recapitalization, stock dividend, stock split, merger, combination, consolidation or other reorganization, any extraordinary dividend or other extraordinary distribution in respect of our shares, or any split-up, spin-off, split-off or extraordinary redemption, or in exchange of outstanding shares, any other similar corporate transaction or event, or a sale of all or substantially all of the Corporation’s assets.

PROPOSALS YOU MAY VOTE ON

Change in Control

The Committee is authorized to include specific provisions in award agreements relating to the treatment of awards in the event of a “change in control” of the Corporation (as defined in the Plan) and is authorized to take certain other actions in such an event, including but not limited to providing for acceleration or extension of time for purposes of exercising, vesting in or realizing gain from an award and providing for the assumption or continuation of the award and the substitution of shares of stock of a successor entity, or a parent or subsidiary of a successor entity, together with appropriate adjustments to the terms of the award to reflect the change in control transaction. A change in control generally is defined as:

•	the consummation of a tender or exchange offer for securities representing 25% or more of the combined voting power in the election of directors;

•

the consummation of a merger or certain other business combination or recapitalization or reorganization in which less than 75% of the outstanding voting securities of the surviving and resulting operation are owned by our stockholders as of the date on which stockholders vote on the transaction (or the day prior to the event of stockholders are not entitled to vote);

•	subject to certain exceptions, a person becomes the beneficial owner of securities representing 25% or more of the combined voting power in the election of directors;

•

at any time within two years following a merger or certain other business combinations, or a recapitalization or reorganization, the “incumbent directors” cease to constitute a majority of the authorized members of our board of directors; and

•

our stockholders approve a plan of liquidation and dissolution of the Corporation, or a sale or transfer of all or substantially all of the Corporation’s business and assets as an entirety to any entity that is not a subsidiary is consummated.

In addition, to satisfy one of the conditions in the rules of the Internal Revenue Code relating to the taxation of deferred compensation with respect to any awards that are subject to these rules, benefits available in the event of a change in control are accelerated only if the events that constituted a change in control under the Plan also constituted a change in the ownership or effective control of the Corporation or in the ownership of a substantial portion of the assets of the Corporation within the meaning of the Internal Revenue Code.

Administration

The Plan provides that it shall be administered by a committee of the Corporation’s Board, constituted so as to permit the plan to comply with the “non-employee director” provisions of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Section 162(m) of the Internal Revenue Code. At the present time, the Compensation Committee serves as the Committee under the Plan. The Committee has the authority to designate recipients of awards, determine or modify the form, amount, terms, conditions, restrictions, and limitations of awards, including vesting provisions, terms of exercise of an award, expiration dates and the treatment of an award in the event of the retirement, layoff, disability, death or other termination of a participant’s employment with the Corporation, and to construe and interpret the Plan. The authority of the Committee is subject to any express limitation in the Plan, including the mandatory vesting and non-waiver requirements for options, SARs payable in stock, restricted stock and stock units payable in stock.

The Committee also has the authority to grant awards under the Plan in substitution for or as the result of the assumption of stock incentive awards held by employees of other entities who become employees of the Corporation or a subsidiary as a result of a merger or acquisition of the entity.

The Committee may delegate to the officers or employees of the Corporation or its subsidiaries the authority to execute and deliver such instruments and documents and to take actions necessary, advisable or convenient for the effective administration of the Plan. It is intended generally that the share-based awards under the Plan and the Plan itself comply with and be interpreted in a manner that, in the case of awards to participants who are subject to the short swing profit provisions of Section 16 of the Securities Exchange Act of 1934, satisfy the applicable requirements of Rule 16b-3, so that such persons are entitled to the benefits of Rule 16b-3 or other exemptions under that Section. The

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Plan provides that neither the Corporation nor any member of the Board or of the Committee shall have any liability to any person for any action taken or not taken in good faith under the Plan. The Plan also provides that it is the intent of the Corporation that, to the extent awards under the Plan are considered deferred compensation, the awards will satisfy the requirements of the deferred compensation provisions of 409A of the Internal Revenue Code, and the Committee is expressly authorized to interpret and administer the Plan accordingly.

Duration, Amendment and Termination

The Plan will remain in existence as to all outstanding awards until all awards are either exercised or terminated; however, no award can be made after April 27, 2021.

The Board has the authority to terminate, suspend or discontinue the Plan at any time. The Board may amend the Plan at any time, provided that any material amendment to the Plan will not be effective unless approved by the Corporation’s stockholders.

For this purpose, an amendment is considered to be a “material” amendment only if it would –

•

materially increase the number of shares of stock available under the Plan or issuable to a Participant (except in the limited case of adjustments relating to a change in control, adjustments to our stock or other corporate reorganizations);

•	change the types of awards that may be granted under the Plan;

•	expand the class of persons eligible to receive awards or otherwise participate in the Plan;

•

reduce the price at which an option is exercisable or the base price of a SAR, either by amendment of an award agreement or by substitution of a new award at a reduced price (except in the limited case of adjustments relating to a change in control, adjustments to our stock or other corporate reorganizations); or

•	require stockholder approval pursuant to the New Stock Exchange Listed Company Manual (so long as the Corporation is a listed corporation on the NYSE) or other applicable law.

The Committee may at any time alter or amend any or all award agreements under this Plan in any manner that would be authorized for a new award under the Plan, so long as such an amendment would not require approval of the Corporation’s stockholders if such amendment were made to the Plan. No action by the Board or the Committee, however, shall affect adversely any outstanding award without the consent in writing of the participant entitled to the award.

Because the Committee retains the discretion to set and change the specific targets for each performance period under an award intended to qualify as performance-based under Section 162(m), stockholder approval of the performance criteria will be required, in any event at five-year intervals in the future to exempt awards granted under the Plan from the limitations on deductibility under Section 162(m).

Non-Exclusivity

The Plan is not exclusive and does not limit the authority of the Corporation’s Board or its committees to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority. The Plan has not been and is not expected to be our exclusive cash incentive plan for eligible persons (including executive officers); other cash incentive plans may be retained and/or developed to implement our compensation objectives and policies. Notwithstanding the foregoing, our Board has determined that no new awards will be made under the IPA Plan if the 2011 IPAP is approved by the stockholders at the Annual Meeting.

Federal Income Tax Consequences

The following is a general description of Federal income tax consequences to participants and the Corporation relating to nonqualified stock options and ISOs and certain other awards that may be granted under the Plan. This discussion does not purport to cover all tax consequences relating to stock options and other awards.

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An optionee will not recognize taxable income upon the grant of a nonqualified stock option. Upon exercise of the option, the optionee will recognize ordinary compensation income equal to the excess of the fair market value of the Lockheed Martin common stock on the date the option is exercised over the option price (which must be no less than the fair market value on the date of grant). The tax basis of the option stock in the hands of the optionee will equal the option price plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for tax purposes will commence on the day the option is exercised. An optionee who exercises and holds option stock and sells the stock at a later date will recognize capital gain or loss measured by the difference between the tax basis of the stock and the amount realized on the sale. Such gain or loss will be long-term if the stock is held for more than one year after exercise, and short-term if held for one year or less. The Corporation or a subsidiary will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

An optionee will not recognize taxable income upon the grant of an ISO, and generally will not recognize income upon exercise of the option provided such optionee was an employee of the Corporation or a subsidiary at all times from the date of grant until three months prior to exercise. For alternative minimum tax purposes, however, the amount by which the fair market value of the Lockheed Martin common stock on the date of exercise exceeds the option price will be includible in alternative minimum taxable income, and such amount will be added to the tax basis of such stock for purposes of determining alternative minimum taxable income in the year the stock is sold. An optionee who exercises an ISO and sells the shares more than two years after the grant date and more than one year after exercise will recognize long-term capital gain or loss equal to the difference between the sales proceeds and the option price. An optionee who sells such shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of (a) the difference between the fair market value of such shares on the date of exercise and the option price or (b) the difference between the sales proceeds and the option price. Any remaining gain or loss will be treated as a capital gain or loss. The Corporation or a subsidiary will be entitled to a deduction with respect to an ISO only in the amount of ordinary compensation income recognized by the optionee. The deduction will be allowable at the same time the optionee recognizes the income.

Restricted stock awards will be taxable to the participant as compensation income when the awards no longer are subject to a substantial risk of forfeiture (unless the award is earlier forfeited) based on the excess of the stock’s fair market value at that time over the purchase price (if any), unless the participant elects to pay tax at the time of the grant based on the then-current market price. If the participant elects on a timely basis to be taxed upon grant and the stock is later forfeited, however, the participant will receive no tax deduction. The Corporation will be entitled to a tax deduction equal to the amount of compensation income recognized by the participant at the same time the participant recognizes the income. Dividends paid with respect to restricted stock after the termination or expiration of the restricted period generally will be taxed as dividend income, and the Corporation will not be entitled to a tax deduction for such dividends.

The tax consequences of restricted stock unit awards, whether payable in stock or in cash, are similar to the tax consequences of restricted stock, except that the participant may not elect to be taxed at the time of grant. The Federal income tax consequences of other awards authorized under the Plan will generally follow certain basic patterns: SARs are taxed in substantially the same manner as nonqualified stock options; performance bonuses and cash-based awards generally are subject to tax at the time of payment. In each of the foregoing cases when the participant recognizes income, the Corporation generally will be entitled to a corresponding tax deduction. If, as a result of a change in control event, a participant’s options or SARs or other rights become immediately exercisable, or restrictions immediately lapse on an award, or cash, shares or other benefits covered by another type of award are immediately vested or issued, the additional economic value, if any, attributable to the acceleration or issuance may be deemed a “parachute payment” under Section 280G of the Internal Revenue Code. In such case, the participant may be subject to a 20% non-deductible excise tax as to all or a portion of such economic value, in addition to any income tax payable. The Corporation will not be entitled to a deduction for that portion of any parachute payment that is subject to the excise tax.

Notwithstanding any of the foregoing discussion with respect to the deductibility of compensation under the Plan, Section 162(m) of the Internal Revenue Code would render non-deductible to the Corporation certain compensation

PROPOSALS YOU MAY VOTE ON

in excess of $1 million in any year to certain executive officers of the Corporation, unless such excess compensation is “performance-based” (as defined) under Section 162(m). The applicable conditions for a performance-based compensation plan include, among others, a requirement that the stockholders approve the material terms of the plan. Stock options, SARs and certain (but not all) other types of awards that may be granted to executive officers as contemplated by the Plan are intended to qualify as “performance-based compensation” under Section 162(m).

Required Vote for Approval

The affirmative vote of a majority of the votes cast on the proposal at the 2011 Annual Meeting is needed to adopt and approve the 2011 IPAP and the votes cast on the proposal must exceed 50% of the votes entitled to be cast.

The Board unanimously recommends a vote FOR Proposal 3, the adoption and approval of the Lockheed Martin Corporation 2011 Incentive Performance Award Plan as set forth in Appendix A.

PROPOSALS YOU MAY VOTE ON

PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(Proposal 4 on Proxy Card)

In accordance with the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as described in detail in the “Compensation Discussion and Analysis” and the accompanying tables in the Executive Compensation section beginning on page 29. This vote is commonly known as “say-on-pay.”

Stockholders should review the Compensation Disclosure and Analysis section of this proxy for the details of our executive compensation program. As summarized below, our executive compensation is aligned with the interests of stockholders:

•	Executive compensation decisions are made by the independent members of our Board or a committee made up of independent members.
•	No NEO has an employment or change in control agreement; executives can be terminated at any time.
•	Our equity plans prohibit repricing and backdating and contain clawback and non-competition restrictions that protect the Corporation and stockholders.
•	We minimize risk-taking incentives in our executive compensation program by putting caps on the amounts that can be paid and by using linear award payout levels.
•

A significant portion of each executive’s compensation is based on performance as measured against pre-determined financial goals such as total stockholder return, cash from operations, return on invested capital and other standard financial metrics.

➢	In 2010, nearly 90% of our CEO’s compensation was tied to company and individual performance.

➢

There is a strong relationship between an executive’s compensation and stock price performance because a significant portion of an executive’s compensation is in the form of equity. For example, in 2010, the CEO’s target cash compensation (base salary and LTIP) and equity (stock options and RSUs) were allocated as follows:

•	For 2010, we met or exceeded all of our key business goals, but our stock performance was disappointing. For these reasons, our executives experienced:

➢	a decline in stock price that led to a decrease in the value of the executive’s equity compensation;

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➢	achievement of record financial results and attainment of pre-set business objectives that resulted in an increase in cash compensation from annual bonuses; and
➢	heightened concerns about product and service affordability that led to no merit increases to salary.

We believe that the information provided in this Proxy Statement demonstrates that our executive compensation program is designed appropriately to attract and retain talented executives and to align our executives’ interests with our stockholders’ interests. Accordingly, the Board of Directors recommends that stockholders approve the compensation of our NEOs by approving the following say-on-pay resolution:

RESOLVED, that the stockholders of Lockheed Martin Corporation approve, on an advisory basis, the compensation of the named executive officers identified in the “Summary Compensation Table,” as disclosed in the Lockheed Martin Corporation 2011 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the accompanying footnotes and narratives.

Say-on-pay votes under the Dodd-Frank Act are advisory. Although the results of the say-on-pay vote do not bind the Corporation, the Board of Directors will review the results very carefully. The Board of Directors views the vote as providing important information regarding investor sentiment about our executive compensation philosophy, policies and practice.

The Board unanimously recommends that you vote FOR Proposal 4.

PROPOSALS YOU MAY VOTE ON

PROPOSAL ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(Proposal 5 on Proxy Card)

We also are asking our stockholders to provide an advisory (non-binding) vote on how frequently stockholders should have an opportunity to vote on say-on-pay. Under the Dodd-Frank Act, stockholders may vote to have the advisory vote on say-on-pay every three years, every two years, every year or may abstain. We are asking stockholders to support a frequency period of every “ONE YEAR” (an annual vote) for future votes on say-on-pay.

As described in the “Compensation Discussion and Analysis,” our executive compensation programs reflect best practices in linking pay to performance and are designed to provide a competitive pay package that attracts and retains talented executives. Our executive compensation program is carefully designed to take into account the needs of our business and pay practices among companies with whom we compete for talent. Although we believe we have an appropriately balanced executive compensation program, the Board of Directors is aware that executive compensation remains a topic of great concern to investors.

We, therefore, believe that a vote every “ONE YEAR” on say-on-pay is the best choice for Lockheed Martin and our stockholders at the present time because we believe that is the frequency that holds us most accountable to our stockholders for compensation decisions.

Votes on the frequency for say-on-pay votes under the Dodd-Frank Act are advisory. Although your vote on this say-on-pay resolution does not bind the Corporation, the Board of Directors will review the results of the say-on-pay vote very carefully and will continue to review the advantages and disadvantages for each of the frequencies on say-on-pay votes regardless of the outcome of the vote.

The Board unanimously recommends that you vote FOR a frequency of “ONE YEAR” for future non-binding stockholder votes on the compensation of our named executive officers (Proposal 5).

PROPOSALS YOU MAY VOTE ON

STOCKHOLDER PROPOSAL

By John Chevedden

(Proposal 6 on Proxy Card)

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, the owner of shares of common stock of the Corporation having a market value greater than $2,000, has notified the Corporation that he intends to present the following proposal at this year’s Annual Meeting:

6 – Shareholder Action by Written Consent

RESOLVED, Shareholders hereby request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting (to the fullest extent permitted by law).

This proposal topic also won majority shareholder support at 13 major companies in 2010. This included 67%-support at both Allstate (ALL) and Sprint (S). Hundreds of major companies enable shareholder action by written consent.

Taking action by written consent in lieu of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle. A study by Harvard professor Paul Gompers supports the concept that shareholder dis-empowering governance features, including restrictions on shareholder ability to act by written consent, are significantly related to reduced shareholder value.

The merit of this Shareholder Action by Written Consent proposal should also be considered in the context of the need for additional improvement in our company’s 2010 reported corporate governance status:

The Corporate Library www.thecorporatelibrary.com, an independent investment research firm rated our company “F” with “Very High Governance Risk,” “Very High Concern” in Board composition and “Very High Concern” in executive pay—$22 million for CEO Robert Stevens.

All of the following were red flags regarding executive pay and indicated policies that were not sufficiently linked to company performance: 1) there were many discretionary elements in the short-term incentive plan and in the granting of long-term equity; 2) retention-based restricted stock units vested after only three years; 3) long-term incentive plan awards paidout in cash and rewarded for underperformance of industry peers; 4) generous perks that included personal use of private jets, home security, and tax gross-ups; 5) high levels of increases in pension value that exceeded already high levels of base salary; and 6) high levels of change in control severance.

Nell Minow, who chaired The Corporate Library said, “If the board can’t get executive compensation right, it’s been shown it won’t get anything else right either.”

Director Gwendolyn King, on our Ethics Committee, was also on the board of Marsh & McLennan when Marsh was sued by the New York State Attorney General for alleged bid rigging, price fixing, and kickbacks. In addition, two other directors on our Ethics Committee are inside-related due to their employment with a consulting business that received $604,000 from Lockheed in 2009.

Director James Loy received the highest negative votes at our 2010 annual meeting.

Please encourage our board to respond positively to this proposal to enable shareholder action by written consent in order to initiate improved corporate governance and financial performance:

Yes on 6.

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The Board unanimously recommends a vote AGAINST Proposal 6 for the following reasons:

The Board of Directors believes that an open and candid dialogue between the Board, management and stockholders is in the Corporation’s best interests and seeks to foster that dialogue. The Board has established a mechanism for stockholders to raise important matters outside the annual meeting cycle. Stockholders may communicate confidentially at any time with the Lead Director or with the non-management directors as a group (see details on page 10). The Board also encourages management, consistent with the Corporation’s obligations under the securities laws, to disseminate information about the business broadly. Members of senior management regularly participate in conferences and other forums with stockholders and the investment community where there are opportunities to provide updates about the Corporation’s plans and progress toward achievement of objectives. Management also regularly seeks input from stockholders on governance issues.

As part of the Board’s continuing commitment to best corporate governance practices and as a result of the dialogue with stockholders, the Corporation has adopted a number of governance changes in recent years. Most recently, in 2010 the Board amended the Corporation’s bylaws to permit any stockholder who individually owns 10%, or stockholders who in the aggregate own 25%, of the outstanding common stock to call a special meeting to consider any business properly before the stockholders. In recent years, the Corporation has adopted a majority vote standard for uncontested director elections and eliminated certain supermajority vote provisions of the Corporation’s charter. In addition, each member of the Board of Directors is elected annually, the Corporation does not have a “poison pill” and all but one of the current directors are independent.

Matters that are sufficiently important to require stockholder approval should be communicated in advance so that they can be considered and voted upon by all stockholders. This proposal would allow a group of stockholders to take action by written consent without prior communication to all stockholders of the proposed action or the reasons for the action. In that regard, the proposal disenfranchises stockholders who do not have the opportunity to participate in the process. Maryland law only permits stockholders to take action by written consent if it is expressly authorized in a corporation’s charter. Because Lockheed Martin’s charter does not provide for stockholder action by written consent, all stockholders have an opportunity to consider any action subject to stockholder approval sufficiently in advance of the action being taken.

Requiring that all stockholder business be acted upon at a meeting is an inherently more democratic and open process than the proposal and helps to ensure the accuracy and completeness of information presented to stockholders to obtain their approval. The Corporation’s bylaws require minimum advance notice and disclosures regarding the matters to be presented and voted upon at meetings, as well as relevant information about the interests of the proponents of such actions. The Board believes that its members, as elected representatives charged with pursuing the best interests of all stockholders, should be provided the opportunity to consider stockholder proposals carefully, so that the Board may make appropriate recommendations to stockholders regarding the proposals.

Permitting stockholder action by written consent has the potential to create substantial confusion and disruption, and the Board does not believe it is part of an appropriate corporate governance model for a widely-held public company. Multiple groups of stockholders would be able to solicit written consents at any time and as frequently as they choose on a range of special or self-interested issues. There also is the possibility that consent solicitations may conflict with one another, be duplicative, or not be in the best interests of the Corporation or the stockholders as a whole. The written consent process that this proposal seeks to authorize can be cumbersome, time consuming, and may lead to a chaotic state of corporate affairs.

Finally, our current practice of not authorizing action by written consent is consistent with the approach taken by the majority of widely-held public companies.

The Board unanimously recommends that you vote AGAINST Proposal 6.

APPENDIX A

LOCKHEED MARTIN CORPORATION

2011 INCENTIVE PERFORMANCE AWARD PLAN

SECTION 1. Purpose.

The purpose of this Plan is to benefit the Corporation’s stockholders by encouraging high levels of performance by individuals who contribute to the success of the Corporation and its Subsidiaries and to enable the Corporation and its Subsidiaries to attract, motivate, retain and reward talented and experienced individuals. This purpose is to be accomplished by providing eligible employees with an opportunity to obtain or increase their proprietary interest in the Corporation and thereby align their interests with those of the Corporation’s stockholders, and by providing eligible employees with additional incentives to join or remain with the Corporation and its Subsidiaries.

SECTION 2. Definitions; Rules of Construction.

(a) Defined Terms. The terms defined in this Section shall have the following meanings for purposes of this Plan:

“Award” means an award granted pursuant to Section 4.

“Award Agreement” means an agreement described in Section 6 entered into between the Corporation and a Participant, setting forth the terms and conditions of an Award granted to a Participant.

“Backlog” means either funded backlog (unfilled firm orders for which funding has been both authorized and appropriated by the customer) or unfunded backlog (unfilled firm orders for which funding has not been authorized and appropriated by the customer), as determined by the Committee at the time an Award is granted.

“Beneficiary” means a person or persons (including a trust or trusts) validly designated by a Participant, in the event of the Participant’s death, as the Participant’s beneficiary under this Plan, or, in the absence of a valid designation, the Participant’s estate.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Cash-Based Awards” means Awards that, if paid, must be paid in cash and that are neither denominated in nor have a value derived from the value of, nor an exercise right or conversion privilege at a price related to, shares of Stock, as described in Section 4(a)(6).

“Cash Flow” means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

“Change in Control” means a change in control as defined in Section 7(c).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Committee described in Section 8.

“Corporation” means Lockheed Martin Corporation.

“Date of Grant” means the date specified by the Committee as the date on which an Award is to be granted (which date shall be no earlier than the date the resolution approving the Award is adopted by the Committee), or if no such date is specified by the Committee, the date on which the Committee adopts a resolution making the Award.

“Employee” means any officer (whether or not also a director) or any key salaried employee of the Corporation or any of its Subsidiaries, but excludes, in the case of an Incentive Stock Option, an Employee of any Subsidiary that is not a “subsidiary corporation” of the Corporation as defined in Code Section 424(f).

“EPS” means earnings per common share on a fully diluted basis determined in accordance with GAAP.

“EPS Growth” means the increase (on a dollar or percentage basis) in EPS for a specified period as compared to a comparable prior period, as specified by the Committee at the time an Award is granted.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Executive Officer” means executive officer as defined in Rule 3b-7 under the Exchange Act, provided that, if the Board has designated the executive officers of the Corporation for purposes of reporting under the Exchange Act, the designation by the Board shall be conclusive for purposes of this Plan.

“Fair Market Value” means the closing sale price of the relevant security as reported by the New York Stock Exchange on its web site as the closing price (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee) on the relevant date, or, if no sale of the security is reported for that date, the next preceding day for which there is a reported sale. The Committee shall determine the Fair Market Value of any security that is not publicly traded, using criteria as it shall determine, in its sole direction, to be appropriate for the valuation.

“Free Cash Flow” means net cash flow from operations as determined in accordance with GAAP, less the amount identified as expenditures for property, plant and equipment as presented in the Corporation’s Statement of Cash Flows.

“Free Cash Flow per Share” means Free Cash Flow for a specified period divided by the average fully diluted common shares during the specified period.

“GAAP” means generally accepted accounting principles in the United States.

“Insider” means any person who is subject to the reporting obligations of Section 16(a) of the Exchange Act.

“Nonperformance-Based Award or Nonperformance-Based” means an Award that is not intended to satisfy the requirements of Section 4(b).

“Option” means a Nonqualified Stock Option or an Incentive Stock Option as described in Section 4(a)(1) or (2).

“Orders” means increases in contract values as specified in binding legal documents such as signed contracts, letters of award, notifications of award or purchase orders during a specified period.

“Participant” means an Employee who is granted an Award pursuant to this Plan so long as the Award remains outstanding.

“Percentage of Free Cash Flow to Stockholders” means the percentage of Free Cash Flow distributed to common stockholders during a specified period through dividends and stock repurchases.

“Performance-Based Awards” means an Award contemplated by Section 4(b).

“Performance Goal” means Backlog, Cash Flow, EPS, EPS Growth, Free Cash Flow per Share, Orders, Percentage of Free Cash Flow to Stockholders, ROIC, Sales, Segment Operating Profit, Segment ROIC or Total Stockholder Return, and “Performance Goals” means any combination thereof. Except as the context otherwise requires, performance under any of the Performance Goals (A) may be used to measure the performance of (i) the Corporation and its Subsidiaries on a consolidated basis, (ii) the Corporation or any Subsidiary or Subsidiaries, or any combination thereof, or (iii) any one or more segments or business units of the Corporation and its Subsidiaries, in either case as the Committee determines in its sole discretion, and (B) may be compared to the performance of one or more of the companies or one or more published or specially constructed indices designated or approved by the Committee for comparison, as the Committee determines in its sole discretion.

“Plan” means this Lockheed Martin Corporation 2011 Incentive Performance Award Plan.

“Predecessor Plan” means the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan.

“ROIC” means return on invested capital calculated as (A) average (i) net income plus (ii) interest expense times one minus the highest marginal federal corporate tax rate, divided by (B) (i) average debt (including current maturities of long-term debt) plus (ii) average stockholders’ equity, plus the postretirement amounts determined at year-end as included in the Corporation’s Statement of Stockholders’ Equity.

“Rule 16b-3” means Rule 16b-3 under Section 16 of the Exchange Act, as amended from time to time.

“Sales” means net sales determined in accordance with GAAP.

“SAR” means a Stock Appreciation Right as described in Section 4(a)(3).

“Segment Operating Profit” means operating profit calculated at the segment level.

“Segment ROIC” means return on invested capital at the segment level calculated as (A) average (i) Segment Operating Profit times one minus the highest marginal federal corporate tax rate, divided by (B) average segment net assets.

“Share-Based Awards” means Awards that are payable or denominated in or have a value derived from the value of, or an exercise right or conversion privilege at a price related to, shares of Stock, as described in Sections 4(a)(1) through (5).

“Share Units” means the number of units under a Share-Based Award that is payable solely in cash or is actually paid in cash, determined by reference to the number of shares of Stock by which the Share-Based Award is measured.

“Stock” means shares of common stock of the Corporation, par value $1.00 per share, subject to adjustments made under Section 7 or by operation of law.

“Subsidiary” means, as to any person, any corporation, association, partnership, joint venture or other business entity of which 50 percent or more of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled (directly or indirectly) by that entity, or by one or more of the Subsidiaries of that entity, or by a combination thereof.

“Total Stockholder Return” means with respect to the Corporation or other entities (if measured on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the designated period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

(b) Financial and Accounting Terms. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms, including terms defined herein as Performance Goals, are used as defined for purposes of, and shall be determined in accordance with, GAAP and as derived from the consolidated financial statements of the Corporation, prepared in the ordinary course of business and filed with the Securities and Exchange Commission from time to time.

(c) Rules of Construction. For purposes of this Plan and the Award Agreements, unless otherwise expressly provided or the context otherwise requires, the terms defined in this Plan include the plural and the singular, and pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms. For purposes of any Award Agreements, payments that will be made “as soon as practicable” after a specified event must be made within 90 days of the applicable event.

SECTION 3. Eligibility.

Any one or more Awards may be granted to any individual who is an Employee on the Date of Grant and who is designated by the Committee to receive an Award, provided that no individual who beneficially owns Stock possessing five percent or more of the combined voting power of all classes of stock of the Corporation shall be eligible to participate in this Plan.

SECTION 4. Awards.

(a) Type of Awards. The Committee may grant any of the following types of Awards, either singly or in combination with other Awards:

(1) Nonqualified Stock Options. A Nonqualified Stock Option is an Award in the form of an option to purchase Stock that is not intended to comply with the requirements of Code Section 422 or any successor provision of the Code. The exercise price of each Nonqualified Stock Option granted under this Plan shall be not less than the Fair Market Value of the Stock on the Date of Grant of the Option. All Nonqualified Stock Options shall be treated as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

(2) Incentive Stock Options. An Incentive Stock Option is an Award in the form of an option to purchase Stock that is intended to comply with the requirements of Code Section 422 or any successor provision of the Code. The exercise price of each Incentive Stock Option granted under this Plan shall be not less than the Fair Market Value of the Stock on the Date of Grant of the Option. To the extent that the aggregate “fair market value” of Stock with respect to which one or more incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Corporation or of other entities referenced in Code Section 422(d)(1), the options shall be treated as Nonqualified Stock Options. For this purpose, the “fair market value” of the Stock subject to options shall be determined as of the Date of Grant of the Options. All Incentive Stock Options shall be treated as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

(3) Stock Appreciation Rights. A Stock Appreciation Right or SAR is an Award in the form of a right to receive, upon surrender of the right, but without other payment, an amount based on appreciation in the value of Stock over a base price established in the Award, payable in cash, Stock or such other form or combination of forms of payout, at times and upon conditions as may be approved by the Committee. The minimum base price of a SAR granted under this Plan shall be the Fair Market Value of the underlying Stock on the Date of Grant of the SAR, or, in the case of a SAR related to an Option (whether already outstanding or concurrently granted), the exercise price of the related Option. All SARs shall be treated as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

(4) Restricted Stock. Restricted Stock is an Award of shares of Stock of the Corporation that are issued, but subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine. Awards of Restricted Stock to Executive Officers that are either granted or vest upon attainment of one or more of the Performance Goals shall only be granted as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

(5) Stock Units. A Stock Unit is an Award payable in cash or Stock and represented by a bookkeeping entry where the amount represented by the bookkeeping entry for each Stock Unit equals the Fair Market Value of a share of Stock on the Date of Grant and which amount shall be subsequently increased or decreased to reflect the Fair Market Value of a share of Stock on any date from the Date of Grant up to the date the Stock Unit is paid to the Participant in cash or Stock. Stock Units are not outstanding shares of Stock and do not entitle a Participant to voting or other rights with respect to Stock; provided, however, that an Award of Stock Units may provide for the crediting of an amount in cash equal to the dividends paid on Stock while the Award is outstanding or the crediting of additional Stock Units based on the value of dividends paid on Stock while the Award is outstanding, subject in each case to the vesting, forfeiture and Performance Goals applicable to the underlying Stock Units. Awards of Stock Units to Executive Officers that are either granted or vest upon attainment of one or more of the Performance Goals shall only be granted as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

(6) Cash-Based Awards. Cash-Based Awards are Awards that provide Participants with the opportunity to earn a cash payment based upon the level of performance of the Corporation relative to one or more Performance Goals established by the Committee for an award cycle of more than one but not more than five years. For each award cycle, the Committee shall determine the size of the Awards, the Performance Goals, the performance targets as to each of the Performance Goals, the level or levels of achievement necessary for award payments and the weighting of the Performance Goals, if more than one Performance Goal is applicable. Cash-Based Awards to Executive Officers that are either granted or become vested, exercisable or payable based on attainment of one or more Performance Goals shall only be granted as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

(b) Special Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of Awards listed in Section 4(a) may be granted as awards that satisfy the requirements for “performance-based compensation” within the meaning of Code Section 162(m) (“Performance-Based Awards”), the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to pre-established target levels. Notwithstanding anything contained in this Section 4(b) to the contrary, any Option or SAR shall be subject only to the requirements of Section 4(b)(1) and Sections 4(c)(1) and (2) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 4(b) (with such Awards referred to as a “Qualifying Option” or a “Qualifying Stock Appreciation Right,” respectively). With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 4(b) shall be designated as a Performance-Based Award at the time of grant. Nothing in this Plan shall limit the ability of the Committee to grant Options or SARs with an exercise price or a base price greater than Fair Market Value on the Date of Grant or to make the vesting of the Options or SARs subject to Performance Goals or other business objectives or conditions.

(1) Eligible Class. The eligible class of persons for Awards under this Section 4(b) shall be all Employees.

(2) Performance Goals. The performance goals for any Awards under this Section 4(b) (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute, average or relative basis, one or more of the Performance Goals. The specific performance target(s) with respect to Performance Goal(s) must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and while the performance relating to the Performance Goal(s) remains substantially uncertain.

(3) Committee Certification. Before any Performance-Based Award under this Section 4(b) (other than Qualifying Options and Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing (by resolution or otherwise) that the applicable Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-

Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control as provided in Section 7(b).

(4) Terms and Conditions of Awards; Committee Discretion to Reduce Performance Awards. The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with and subject to the terms of this Plan and Code Section 162(m), on the payment of individual Performance-Based Awards under this Section 4(b). To the extent set forth in an Award Agreement, the Committee may reserve the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee’s discretion), as the Committee may determine.

(5) Adjustments for Material Changes. The Committee shall have the right to specify any adjustment that it deems necessary or appropriate to any Performance Goals and/or performance targets to take into account or exclude any extraordinary gain or loss or other event that is considered an extraordinary item under GAAP, provided that the Committee exercises this right to specify the adjustment at the time the Performance Goals and/or performance targets are established under this Section 4(b). In addition, the Committee shall have the right to specify any adjustment that it deems necessary or appropriate to take into account or exclude any other gain or loss or event recognized under any accounting policy or practice affecting the Corporation and/or any Performance Goals or performance targets, provided that the Committee exercises this right to exclude or take such gain or loss or event into account at the time the related Performance Goals and/or performance targets are established under this Section 4(b).

(6) Interpretation. Except as specifically provided in this Section 4(b), the provisions of this Plan and any Award Agreement shall be interpreted and administered by the Committee in a manner consistent with the requirements for qualification of Performance-Based Awards granted to Executive Officers as “performance-based compensation” under Code Section 162(m) and the regulations thereunder.

(c) Individual Limits.

(1) Share-Based Awards. The maximum number of shares of Stock that are issuable under this Plan pursuant to Options, SARs payable in shares of Stock, Restricted Stock and Stock Units payable in shares of Stock (described under Section 4(a)(5)) that are granted as Performance-Based Awards during any calendar year to any Participant shall not exceed 1,000,000, subject to adjustment as provided in Section 7; provided, that the maximum number of shares of Stock that may be granted as Restricted Stock Awards during any calendar year to any Participant under this Plan (including as Performance-Based Awards) shall not exceed 750,000 shares, subject to adjustment as provided in Section 7. Awards that are canceled during the year shall be counted against these limits.

(2) Share Unit and Cash Only SAR Awards. The aggregate number of Share Units that are issuable as Stock Units payable in cash only or SARs payable in cash only during any calendar year to any Participant as Performance-Based Awards shall not exceed 300,000, subject to adjustment as provided in Section 7. Awards that are canceled due to expiration or forfeiture during the year shall be counted against this limit.

(3) Cash-Based Awards. The aggregate amount of compensation to be paid to any Participant in respect of those Cash-Based Awards that are granted during any calendar year as Performance-Based Awards shall not exceed $10,000,000.

(d) Maximum Term of Awards. No Award that contemplates exercise or conversion may be exercised or converted to any extent, and no other Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested more than ten years after the Date of Grant of the Award.

(e) Code Section 409A. It is the intent of the Corporation that no Award under this Plan be subject to taxation under Section 409A(a)(1) of the Code. Accordingly, if the Committee determines that an Award granted under this Plan is subject to Section 409A of the Code, such Award shall be interpreted and administered to meet the requirements of Sections 409A(a)(2), (3) and (4) of the Code and thus to be exempt from taxation under Section 409A(a)(1) of the Code.

SECTION 5. Shares of Stock and Share Units Available Under Plan.

(a) Aggregate Share Limit for Share-Based Awards. Subject to adjustment as provided in this Section 5 or Section 7, the maximum number of shares of Stock that may be subject to Options (including Incentive Stock Options), SARs payable in shares of Stock, Restricted Stock and Stock Units payable in shares of Stock granted or issued under this Plan is 8,000,000, plus the number of shares of Stock reserved for future awards under the Predecessor Plan as of February 24, 2011, plus the number of shares of Stock subject to awards outstanding under the Predecessor Plan as of February 24, 2011 that thereafter are unexercised, unconverted or undistributed as a result of termination, expiration or forfeiture of the award, whether or not the individual holding the award received or was credited with benefits of ownership (such as dividend or dividend equivalents or voting rights) during the period in which the individual’s ownership was restricted or otherwise not vested, including shares of Stock subject to restricted stock awards that are subsequently reacquired by the Corporation due to termination, expiration or forfeiture.

(b) Restriction on Recycling or Reissue of Shares and Share Units. Shares of Stock issued upon the exercise of an Award or the vesting of an Award may not be used for a subsequent Award under this Plan. Any unexercised, unconverted or undistributed portion of any Award made under this Plan or any stock-based award under the Predecessor Plan resulting from termination, expiration or forfeiture of that Award shall again be available for Award under Section 5(a), whether or not the Participant has received or been credited with benefits of ownership (such as dividends, dividend equivalents or voting rights) during the period in which the Participant’s ownership was restricted or otherwise not vested. Shares of Stock that are issued pursuant to Restricted Stock Awards and subsequently reacquired by the Corporation due to termination, expiration or forfeiture of the Award also shall be available for reissuance under this Plan. Shares of Stock subject to an Award that are reacquired by the Corporation to satisfy a withholding obligation of the Participant under Section 5(g) shall not be available for reissue. With respect to SARs payable in shares of Stock, the number of shares of Stock subject to an Award shall be counted against the number of shares of Stock available for issuance under this Plan regardless of the number of shares of Stock actually issued to settle the SARs upon exercise.

(c) Interpretive Issues. Additional rules for determining the number of shares of Stock or Share Units authorized under this Plan or available for grant or issuance from time to time may be adopted by the Committee, as it deems necessary or appropriate.

(d) Source of Shares; No Fractional Shares. The Stock that may be issued pursuant to an Award under this Plan may be authorized but unissued Stock or Stock acquired by the Corporation or any of its Subsidiaries, subsequently or in anticipation of a transaction under this Plan, in the open market or in privately negotiated transactions. No fractional shares of Stock shall be issued under this Plan, but fractional interests may be accumulated pursuant to the terms of an Award.

(e) Consideration. The Stock issued under this Plan may be issued (subject to Section 10(d)) for any lawful form of consideration, the value of which equals the par value of the Stock or such greater or lesser value as the Committee, consistent with Sections 10(d), may require.

(f) Purchase or Exercise Price; Withholding. The exercise or purchase price (if any) of the Stock issuable pursuant to any Award and any withholding obligation under applicable tax laws shall be paid in cash or, subject to the Committee’s express authorization and the terms, restrictions, conditions and procedures as the Committee may in its sole discretion impose (subject to Section 10(d)), any one or combination of (i) cash, (ii) the delivery of shares of Stock, (iii) a reduction in the number of Shares of Stock issuable or cash payable pursuant to such Award, (iv) the delivery of a promissory note or other obligation for the future payment in money, or (v) in the case of purchase price only, labor or service as an Employee to be performed or actually performed. In the case of a payment by the means described in clause (ii) or (iii) above, the Stock to be so delivered or offset shall be determined by reference to the Fair Market Value of the Stock on the date as of which the payment or offset is made. Notwithstanding the foregoing, no Insider shall be permitted to satisfy the purchase or exercise price or withholding obligation with respect to an Award by using a method of payment otherwise authorized under this Plan or an Award Agreement if such method of payment would constitute a personal loan under Section 13(k) of the Exchange Act. If an Award Agreement to a Participant who is not an Insider authorizes a method of payment that would constitute a personal loan under Section 13(k) of the Exchange Act and the Participant subsequently becomes an Insider, then the payment method will no longer be available to the Participant and the Committee shall take whatever steps are necessary to make such payment method void as to such Participant, including but not limited to requiring the immediate payment of any note or loan previously obtained in connection with an Award.

(g) Cashless Exercise. Subject to any restrictions on Insiders pursuant to Section 13(k) of the Exchange Act, the Committee may permit the exercise of an Award and payment of any applicable withholding tax in respect of an Award by delivery of notice, subject to the Corporation’s receipt from a third party of payment (or commitment to make payment) in full in cash for the exercise price and the applicable withholding prior to issuance of Stock, in the manner and subject to the procedures as may be established by the Committee.

SECTION 6. Award Agreements.

Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth, in the case of Share-Based Awards, the number of shares of Stock or Share Units, as applicable, subject to the Award, and the price (if any) and term of the Award and, in the case of Performance-Based Awards (other than a Qualifying Option or a Qualifying Stock Appreciation Right), the applicable Performance Goals. The Award Agreement also shall set forth (or incorporate by reference) other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan.

(a) Mandatory Provisions for Options and SARs. Award Agreements for Options and SARs payable in stock shall be deemed to contain the following provisions:

(1) Vesting: A provision providing for a minimum vesting schedule pursuant to which no Award of Options may become fully exercisable prior to the third anniversary of the Date of Grant, and to the extent an Award provides for vesting in installments over a period of no less than three years, no portion of an Award of Options may become exercisable prior to the first anniversary of the Date of Grant. In the event that the Participant is not an Employee on the date on which an Option would otherwise vest and become exercisable, the Options subject to that vesting date will be forfeited. Notwithstanding the foregoing, (i) any Award Agreement governing Options may provide for any additional vesting requirements, including but not limited to longer periods of required employment or the achievement of Performance Goals; (ii) any Award Agreement may provide that all or a portion of the Options subject to an Award vest immediately or, alternatively, vest in accordance with the vesting schedule but without regard to the requirement for continued employment with the Corporation (or a Subsidiary) in the event of a Change in Control, or in the case of termination of employment with the Corporation (or a Subsidiary) due to death, disability, layoff, retirement or divestiture, or in the case of a vesting period longer than three years, vest and become exercisable or fail to be forfeited and continue to vest in accordance with the schedule in the Award Agreement prior to the expiration of any period longer than three years for any reason designated by the Committee; and (iii) any Award Agreement may provide that employment by another entity be treated as employment by the Corporation (or a Subsidiary) in the event a Participant terminates employment with the Corporation (or a Subsidiary) on account of a divestiture. No Award Agreement may provide for accelerated vesting of Options on account of layoff beyond vesting of up to the portion of the vesting period from the Date of Grant to the date on which a Participant’s employment terminates. The vesting requirements of this Section 6(a) shall also apply to Award Agreements governing SARs.

(2) Option and SAR Holding Period: Subject to the authority of the Committee under Section 7, a minimum six-month period shall elapse between the date of initial grant of any Option or SAR paid in Stock and the sale of the underlying shares of Stock, and the Corporation may impose legend and other restrictions on the Stock issued on exercise of the Options or SARs to enforce this requirement.

(3) No Waivers: A provision that neither the Committee nor the Board of Directors has retained the authority to waive the requirements set forth in Sections 6(a)(1).

(b) Mandatory Provisions for Restricted Stock and Stock Units Payable in Stock. Award Agreements for Restricted Stock and Stock Units payable in Stock shall be deemed to contain the following provisions:

(1) Vesting: A provision prohibiting the sale of any shares of Restricted Stock granted under an Award prior to the third anniversary of the Date of Grant of the Award and requiring the forfeiture of all shares of Restricted Stock subject to the Award in the event that the Participant does not remain an Employee for at least three years following the Date of Grant of the Restricted Stock; provided, that (i) any Award Agreement governing Restricted Stock may provide for any additional vesting or forfeiture requirements, including but not limited to longer periods of required employment or the achievement of Performance Goals; and (ii) any Award Agreement may provide that Restricted Stock vests and any forfeiture provisions lapse prior to the third anniversary of the Date of Grant (A) in the event of a termination of employment following a Change in Control (except that vesting may occur upon or following a Change in Control without regard to termination of employment in the case of an employee who immediately prior to the Change in Control was not an officer of the Corporation who had been elected as such by the Board), (B) in the case of termination of employment with the Corporation (or a Subsidiary) due to death, disability, layoff, retirement or divestiture, (C) for the purpose of satisfying any tax withholding requirement, or (D) in the case of a vesting or forfeiture period longer than three years, prior to the expiration of any period longer than three years for any reason designated by the Committee. No Award Agreement may provide for accelerated vesting of Restricted Stock on account of layoff beyond vesting of up to the portion of the vesting period from the Date of Grant to the date on which a Participant’s employment terminates. Dividends that become payable on Restricted Stock will not be payable to the Participant but shall be accrued and held by the Corporation until such time as the restrictions lapse on the underlying Restricted Stock and the shares become transferrable, at which time the accrued dividends shall be paid to the Participant. The vesting and forfeiture requirements of this Section 6(b) shall also apply to Award Agreements governing Stock Units payable in Stock unless the Stock Units are granted in conjunction with, or are part of another Award.

(2) No Waivers: A provision that neither the Committee nor the Board of Directors has retained the authority to waive the requirements set forth in Section 6(b)(1).

(c) Mandatory Provisions Applicable to All Award Agreements. Award Agreements shall be subject to the terms of this Plan and shall be deemed to include the following terms, unless the Committee in the Award Agreement consistent with applicable legal considerations, provides otherwise:

(1) Non-assignability: The Award shall not be assignable nor transferable, except by will or by the laws of descent and distribution, and during the lifetime of a Participant, the Award shall be exercised only by the Participant or by his or her guardian or legal representative. The designation of a Beneficiary hereunder shall not constitute a transfer prohibited by the foregoing provisions.

(2) Rights as Stockholder: A Participant shall have no rights as a holder of Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of the securities. Except in the case of Restricted Stock and except as provided in Section 7, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend equivalents or similar economic benefits.

(3) Withholding: Each Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award, or an amount paid in satisfaction of an Award and these obligations shall be paid by the Participant on or prior to the payment of the Award. In the case of an Award payable in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of an Award paid in shares of Stock, a Participant shall satisfy the withholding obligation as provided in Section 5(g).

(d) Other Provisions. Award Agreements may include other terms and conditions as the Committee shall approve, including but not limited to the following:

(1) Other Terms and Conditions: Any other terms not inconsistent with the terms of this Plan as are necessary, appropriate, or desirable to effect an Award to a Participant, including provisions describing the treatment of an Award in the event of the death, disability, layoff, retirement, divestiture or other termination of a Participant’s employment with or services to the Corporation or a Subsidiary, any provisions relating to the vesting, exercisability, forfeiture or cancellation of the Award, any requirements for continued employment, any other restrictions or conditions (including performance requirements and holding periods) of the Award and the method by which the restrictions or conditions lapse, procedures acceptable to the Committee (if any) with respect to the effect on the Award of a Change in Control, subject, in the case of Performance-Based Awards, to the requirements for “performance-based compensation” under Code Section 162(m) and in the case of Options, SARs payable in shares of Stock, Restricted Stock and Stock Units payable in shares of Stock, to the requirements of Sections 6(a), (b) and (7).

(2) Non-competition and non-solicitation clause: A provision or provisions requiring the forfeiture or recoupment of an Award (whether or not vested) on account of activities deemed by the Committee in its sole discretion to be harmful to the Corporation, including but not limited to employment with a competitor, misuse of the Corporation’s proprietary or confidential information, or solicitation of the Corporation’s employees.

(3) Claw-back: A provision entitling the Corporation to recoup any Award (whether or not vested) or value received for an Award under circumstances specified in the Award Agreement or regulations, rules or interpretations of the Securities and Exchange Commission or other applicable law.

(e) Contract Rights, Forms and Signatures. Any obligation of the Corporation to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and an Award Agreement. Subject to the provisions of Section 8(h), no Award shall be enforceable until the Award Agreement or an acknowledgement of receipt has been signed by the Participant and on behalf of the Corporation by an Executive Officer (other than the recipient) or his or her delegate. By executing the Award Agreement or otherwise providing an acknowledgement of receipt, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board of Directors or their delegates. Unless the Award Agreement otherwise expressly provides, there shall be no third party beneficiaries of the obligations of the Corporation to the Participant under the Award Agreement.

SECTION 7. Adjustments; Change in Control; Acquisitions.

(a) Adjustments. If there shall occur any recapitalization, stock dividend, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization or any extraordinary dividend or other extraordinary distribution in respect of the Stock (whether in the form of cash, Stock or other property), or any split-up, spin-off, split-off, extraordinary redemption, or exchange of outstanding Stock, or there shall occur any other similar corporate transaction or event in respect of the Stock, or a sale of all or substantially all the assets of the Corporation as an entirety, then the Committee shall, in the manner and to the extent, if any, as it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, and taking into consideration the effect of the event on the holders of the Stock, proportionately adjust any or all of the following:

(1) the number and type of shares of Stock and Share Units that thereafter may be made the subject of Awards (including the specific maximum and numbers of shares of Stock or Share Units set forth elsewhere in this Plan),

(2) the number and type of shares of Stock, Share Units, cash or other property subject to any or all outstanding Awards,

(3) the grant, purchase or exercise price, or conversion ratio of any or all outstanding Awards, or of the Stock, other property or Share Units underlying the Awards,

(4) the securities, cash or other property deliverable upon exercise or conversion of any or all outstanding Awards,

(5) subject to Section 4(b), the Performance Goals or other standards appropriate to any outstanding Performance-Based Awards, or

(6) any other terms as are affected by the event.

Notwithstanding the foregoing, in the case of an Incentive Stock Option, no adjustment shall be made that would cause this Plan to violate Section 424(a) of the Code or any successor provisions thereto, without the written consent of the Participant adversely affected thereby. The Committee may act prior to an event described in this Section 7(a) (including at the time of an Award by means of more specific provisions in the Award Agreement) if deemed necessary or appropriate to permit the Participant to realize the benefits intended to be conveyed by an Award in respect of the Stock in the case of an event described in Section 7(a).

(b) Change in Control. The Committee may, in the Award Agreement, provide for the effect of a Change in Control on an Award. Such provisions may include but are not limited to any one or more of the following with respect to any or all Awards: (i) the specific consequences of a Change in Control on the Awards; (ii) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from, the Awards; (iii) a reservation of the Committee’s right to determine in its discretion at any time that there shall be full acceleration or no acceleration of benefits under the Awards; (iv) that only certain or limited benefits under the Awards shall be accelerated; (v) that the Awards shall be accelerated for a limited time only; or (vi) that acceleration of the Awards shall be subject to additional conditions precedent (such as a termination of employment following a Change in Control).

In addition to any action required or authorized by the terms of an Award, the Committee may take any other action it deems appropriate to ensure the equitable treatment of Participants in the event of or in anticipation of a Change in Control, including but not limited to any one or more of the following with respect to any or all Awards: (i) the waiver of conditions on the Awards that were imposed for the benefit of the Corporation; (ii) provision for the cash settlement of the Awards for their equivalent cash value, as determined by the Committee, as of the date of a Change in Control; (iii) provisions for the assumption or continuation of the Award and the substitution for shares of stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares, exercise or conversion price and conditions of the Award; or (iv) such other modification or adjustment to the Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. The Committee also may accord any Participant a right to refuse any acceleration of exercisability, vesting or benefits, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve.

Notwithstanding the foregoing provisions of this Section 7(b) or any provision in an Award Agreement to the contrary, if any Award to any Insider is accelerated to a date that is less than six months after the Date of Grant, the Committee may prohibit a sale of the underlying Stock (other than a sale by operation of law), and the Corporation may impose legend and other restrictions on the Stock to enforce this prohibition.

(c) Change in Control Definition. For purposes of this Plan, a “Change in Control” shall include and be deemed to occur upon one or more of the following events:

(1) A tender offer or exchange offer is consummated for the ownership of securities of the Corporation representing 25 percent or more of the combined voting power of the Corporation’s then outstanding voting securities entitled to vote in the election of directors of the Corporation.

(2) The consummation of a merger, combination, consolidation, recapitalization, or other reorganization of the Corporation with one or more other entities that are not Subsidiaries if, as a result of the consummation of the merger, combination, consolidation, recapitalization or other reorganization, less than 75 percent of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Corporation (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

(3) Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25 percent or more of the combined voting power of the Corporation’s then outstanding securities entitled to vote in the election of directors of the Corporation.

(4) At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested director election, or any combination of these events, the “Incumbent Directors” shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, “Incumbent Directors” shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

(5) The stockholders of the Corporation approve a plan of liquidation and dissolution of the Corporation, or a sale or transfer of all or substantially all of the Corporation’s business and/or assets as an entirety to an entity that is not a Subsidiary is consummated.

Notwithstanding the foregoing, in the event the Committee determines that an Award could be subject to taxation under Section 409A(a)(1) of the Code, a Change in Control shall have no effect on the Award unless the Change in Control also would constitute a change in the ownership or effective control of the Corporation or in the ownership of a substantial portion of the assets of the Corporation within the meaning of Section 409A(a)(2)(A)(v) of the Code.

(d) Business Acquisitions. Awards may be granted under this Plan on terms and conditions as the Committee considers appropriate, which may differ from those otherwise required by this Plan, to the extent necessary to reflect a substitution for or assumption of stock incentive awards held by employees of other entities who become Employees of the Corporation or a Subsidiary as the result of a merger, consolidation or business combination of the employing entity with, or the acquisition of assets or stock of the employing entity by, the Corporation or a Subsidiary, directly or indirectly.

SECTION 8. Administration.

(a) Committee Authority and Structure. This Plan and all Awards granted under this Plan shall be administered by the Management Development and Compensation Committee of the Board or such other committee of the Board as may be designated by the Board and constituted so as to permit this Plan to comply with the disinterested administration requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirement of Code Section 162(m). The Board shall designate the members of the Committee. Notwithstanding the foregoing, any action taken under this Plan by the Management Development and Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer this Plan and Awards granted under this Plan shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 8(a) or otherwise provided in any charter of the Committee.

(b) Selection and Grant. The Committee shall have the authority to determine the Employees to whom Awards will be granted under this Plan, the type of Award or Awards to be made, and the nature, amount, pricing, timing, and other terms of Awards to be made to any one or more of these individuals, subject to the terms of this Plan.

(c) Construction and Interpretation. The Committee shall have the power to interpret and administer this Plan and Award Agreements, and to adopt, amend and rescind related rules and procedures. All questions of interpretation and determinations with respect to this Plan, the number of shares of Stock, SARs, or Share Units or other Awards granted, and the terms of any Award Agreements, the adjustments required or permitted by Section 7, and other determinations hereunder shall be made by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and any non-discretionary provisions of this Plan, the terms of this Plan shall govern.

(d) Limited Authority of Committee to Change Terms of Awards. In addition to the Committee’s authority under other provisions of this Plan (including Sections 7 and 9), the Committee shall have the authority to accelerate the exercisability or vesting of an Award, to extend the term or waive early termination provisions of an Award (subject to the maximum ten-year term under Section 4(d)), and to waive the Corporation’s rights with respect to an Award or restrictive conditions of an Award (including forfeiture conditions), in any case in such circumstances as the Committee deems appropriate. Notwithstanding the foregoing, the Committee’s authority under this Section 8(d) is subject to any express limitations of this Plan (including under Sections 6(a), 6(b), 7 and 9) and this Section 8(d) does not authorize the Committee to accelerate exercisability or vesting or waive early termination provisions if that acceleration or waiver would be inconsistent with the mandatory vesting requirements set forth in Sections 6(a)(1) and 6(b)(1).

(e) Rule 16b-3 Conditions; Bifurcation of Plan. It is the intent of the Corporation that this Plan and Share-Based Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies any applicable requirements of Rule 16b-3, so that these persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 under the Exchange Act and will not be subjected to avoidable liability thereunder as to Awards intended to be entitled to the benefits of Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 8(e), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed disregarded as to Awards intended as Rule 16b-3 exempt Awards. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Plan or any Award Agreement intended (or required in order) to satisfy the applicable requirements of Rule 16b-3 are only applicable to Insiders and to those Awards to Insiders intended to satisfy the requirements of Rule 16b-3.

(f) Delegation and Reliance. The Committee may delegate to the officers or employees of the Corporation the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority to grant or amend an Award or with respect to substantive decisions or functions regarding this Plan or Awards as these relate to the material terms of Performance-Based Awards to Executive Officers or to the timing, eligibility, pricing, amount or other material terms of Awards to Insiders. In making any determination or in taking or not taking any action under this Plan, the Board and the Committee may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer, employee or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

(g) Exculpation and Indemnity. Neither the Corporation nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken or not taken in good faith under this Plan or for the failure of an Award (or action in respect of an Award) to satisfy Code requirements as to incentive stock options or to realize other intended tax consequences, to qualify for exemption or relief under Rule 16b-3 or to comply with any other law, compliance with which is not required on the part of the Corporation.

(h) Notices, Signature, Delivery. Whenever a signature, notice or delivery of a document, or acknowledgement of receipt of a document, is required or appropriate under this Plan or pursuant to an Award Agreement, signature, notice, delivery or acknowledgement may be accomplished by paper or written format, or, subject to Section 10(d), by electronic means. In the event electronic means are used for the signature, notice or delivery of a document, or a acknowledgement of receipt of a document, the electronic record or confirmation of that signature, notice, delivery or acknowledgement maintained by or on behalf of the Corporation shall for purposes of this Plan and any applicable Award Agreement be treated as if it was a written signature, notice or acknowledgement and was delivered in the manner provided herein for a written document.

SECTION 9. Amendment and Termination of this Plan.

The Board of Directors may at any time terminate, suspend or discontinue this Plan. The Board of Directors may amend this Plan at any time, provided that any material amendment to this Plan will not be effective unless approved by the Corporation’s stockholders. For this purpose, a material amendment is any amendment that would (i) materially increase the number of shares of Stock available under this Plan or issuable to a Participant (other than a change in the number of shares made pursuant to Section 7); (ii) change the types of awards that may be granted under this Plan; (iii) expand the class of persons eligible to receive awards or otherwise participate in this Plan; (iv) reduce the price at which an Option is exercisable or the base price of a SAR, either by amendment of an Award Agreement or by substitution of a new Award at a reduced price (other than as permitted in Section 7); or (v) require stockholder approval pursuant to the New Stock Exchange Listed Company Manual (so long as the Corporation is a listed company on the New York Stock Exchange) or applicable law. The Committee may at any time alter or amend any or all Award Agreements under this Plan in any manner that would be authorized for a new Award under this Plan, including but not limited to any manner set forth in Section 8(d) (subject to any applicable limitations thereunder), so long as such an amendment would not require approval of the Corporation’s stockholders, if such amendment was made to this Plan. Notwithstanding the foregoing, no such action by the Board or the Committee shall, in any manner adverse to a Participant other than as expressly permitted by the terms of an Award Agreement, affect any Award then outstanding and evidenced by an Award Agreement without the consent in writing of the Participant or a Beneficiary who has become entitled to an Award thereunder.

SECTION 10. Miscellaneous.

(a) Unfunded Plan. This Plan shall be unfunded. Neither the Corporation, the Board of Directors nor the Committee shall be required to segregate any assets that may at any time be represented by Awards made pursuant to this Plan. Neither the Corporation, the Board of Directors, nor the Committee shall be deemed to be a trustee of any amounts to be paid or securities to be issued under this Plan.

(b) Rights of Employees.

(1) No Right to an Award. Status as an Employee shall not be construed as a commitment that any one or more Awards will be made under this Plan to an Employee or to Employees generally. Status as a Participant shall not entitle the Participant to any additional future Awards.

(2) No Assurance of Employment. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation or any Subsidiary to change a person’s compensation or other benefits or to terminate the employment of a person with or without cause.

(c) Effective Date; Duration. This Plan has been adopted by the Board of Directors of the Corporation and shall become effective upon and shall be subject to the approval of the Corporation’s stockholders. This Plan shall remain in effect until any and all Awards under this Plan have been exercised, converted or terminated under the terms of this Plan and applicable Award Agreements. Notwithstanding the foregoing, no Award may be granted under this Plan after April 27, 2021. Notwithstanding the foregoing, any Award granted under this Plan on or prior to April 27, 2021 may be amended after such date in any manner that would have been permitted prior to such date, except that no such amendment shall increase the number of shares of Stock or Stock Units subject to, comprising or referenced in such Award (other than in accordance with Section 7(a)).

(d) Compliance with Laws. This Plan, Award Agreements, and the grant, exercise, conversion, operation and vesting of Awards, and the issuance and delivery of shares of Stock and/or other securities or property or the payment of cash under this Plan, Awards or Award Agreements, are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal insider trading, registration, reporting and other securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable to comply with all legal requirements. Any securities delivered under this Plan shall be subject to such restrictions (and the person acquiring such securities shall, if requested by the Corporation, provide such evidence, assurance and representations to the Corporation as to compliance with any thereof) as counsel to the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

(e) Applicable Law. This Plan, Award Agreements and any related documents and matters shall be governed by and in accordance with the laws of the State of Maryland, except as to matters of federal law.

(f) Awards to Participants Outside the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws of other countries in which the Corporation and its Subsidiaries operate or have employees, the Committee shall have the authority to modify the terms and conditions of Awards granted to Employees outside the United States to comply with applicable foreign laws and to take any action, before or after an Award is made, that it deems necessary or advisable to obtain approval or comply with local government, regulatory, tax, exemption, approval or other requirements.

(g) Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Corporation, the Board of Directors or the Committee to grant awards or authorize any other compensation, with or without reference to the Stock, under any other plan or authority.

APPENDIX B

DIRECTIONS TO ANNUAL MEETING LOCATION

Southern Maryland Higher Education Center

44219 Airport Road, Building II

City of California, State of Maryland 20619

The Southern Maryland Higher Education Center (“Center”) is located on its own 24-acre site within the Wildewood Professional and Technology Park in the City of California, State of Maryland. The building is about one-half mile west of Route 235 on Airport Road. The Center is centrally located, approximately six miles north of the Patuxent River Naval Air Base, 22 miles south of Prince Frederick, and 35 miles south of Waldorf.

From Baltimore via Capital Beltway (College Park) (EAST ROUTE)

•	From Route 95-South pickup beltway (Inner Loop) heading east to Pennsylvania Avenue (Route 4 South).
•	Proceed approximately 50 miles to Solomons Island.
•	At Solomons Island, follow Route 4 across the bridge into St. Mary’s County.
•	Proceed approximately 4 miles to the intersection of Route 4 and Route 235.
•	Turn Right on Route 235 North (Three Notch Road).
•	Turn left on Airport Road (at Outback Steak House).
•	Southern Maryland Higher Education Center is approximately 1/2 mile on the left across from the airport runway.

From Bethesda via Capital Beltway (Alexandria) (WEST ROUTE)

•	Pickup beltway (Outer Loop) heading South to Northern Virginia.
•	If traveling from Reagan National Airport, proceed South on Route 1 to pickup beltway south of Alexandria.
•	Cross Woodrow Wilson Bridge into Maryland.
•	Proceed to Route 5. Take Route 5 South to Waldorf.
•	From Waldorf, proceed to Route 235 South (approximately 22 miles). Route 5 continues on Route 238 – be sure to veer left on Route 235.
•	Follow Route 235 South (Three Notch Road) approximately 13 miles to Wildewood Shopping Center at Airport Road.
•	Turn right on Airport Road. Southern Maryland Higher Education Center is 1/2 mile on the left.

B-1

Paper contains recycled fiber.

LOCKHEED MARTIN

IMPORTANT ANNUAL MEETING INFORMATION

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DESIGNATION (IF ANY)

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Admission Ticket

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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

PROXY VOTING DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxy votes submitted by Internet or telephone must be received by

1:00 a.m., Eastern Daylight Saving Time, on April 28, 2011 (except as otherwise set forth on the reverse of this card).

Vote by Internet

• Log on to the Internet and go to

www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA,

US territories & Canada any time on a touch tone

telephone. There is NO CHARGE to you for the call.

• Or dial 1-781-575-2300 from outside the U.S.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors (see below): The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:

01—Nolan D. Archibald

02—Rosalind G. Brewer

03—David B. Burritt

04—James O. Ellis, Jr.

For Against Abstain

05—Thomas J. Falk

06—Gwendolyn S. King

07—James M. Loy

08—Douglas H. McCorkindale

For Against Abstain

09—Joseph W. Ralston

10—Anne Stevens

11—Robert J. Stevens

For Against Abstain

B Proposals: The Board of Directors recommends a vote FOR Proposal 2, 3 and 4 and “1 Yr” on Proposal 5.

2. Ratification of Appointment of Ernst & Young LLP as Independent Auditors

3. Management Proposal

Adopt the Lockheed Martin Corporation 2011 Incentive Performance Award Plan

4. Proposal to Approve the Compensation of Named Executive Officers

5. Proposal on the Frequency of Holding Future Votes on the Compensation of Named Executive Officers

For Against Abstain

1 Yr 2 Yrs 3 Yrs Abstain

The Board of Directors recommends a vote AGAINST Proposal 6.

6. Stockholder Proposal

Allow Stockholders to Act by Written Consent in Lieu of a Meeting

For Against Abstain

C 1234567890 J N T

1 U P X 1 1 0 6 4 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

002CS40022 01A1WI

LOCKHEED MARTIN

ADMISSION TICKET

Please note that for security reasons, you must have an admission ticket (or proof of ownership) and valid photo identification in order to be admitted. All hand-carried items will be subject to inspection. In order to expedite entry, it is requested that items such as bags, briefcases, and packages not be brought into the meeting. Any bags, briefcases, or packages must be checked at the registration desk prior to entering the meeting room.

Annual Meeting of Stockholders

Thursday, April 28, 2011, 10:30 a.m. (Eastern Daylight Saving Time) Southern Maryland Higher Education Center 44219 Airport Road, Building II

City of California, State of Maryland 20619

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

LOCKHEED MARTIN CORPORATION

Proxy Card For 2011 Annual Meeting of Stockholders

The undersigned hereby appoints Nolan D. Archibald, David B. Burritt, and Douglas H. McCorkindale, each of them proxies (“Proxies”) of the undersigned with respect to common stock of Lockheed Martin Corporation (the “Corporation”) owned by the undersigned, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation to be held at 10:30 a.m., Eastern Daylight Saving Time, on April 28, 2011, at the Southern Maryland Higher Education Center, 44219 Airport Road, Building II, City of California, State of Maryland 20619, and at any adjournments or postponements thereof. The Proxies shall vote in accordance with the instructions indicated on this card, and are authorized to vote in their discretion on other business that may properly come before the meeting and any adjournments or postponements. The Proxies will vote as the Board of Directors recommends where a choice is not specified.

If the undersigned is a participant in a 401(k) or other profit sharing plan(s) with a Lockheed Martin stock account for which State Street Bank and Trust Company is not a Trustee, the undersigned hereby instructs the Trustee of that plan(s) to vote such shares of stock in accordance with the instructions on the reverse side of this card. Plan shares must be voted no later than 11:59 p.m. Eastern Daylight Saving Time on April 25, 2011.

Please mark, date, and sign this card and return it promptly in the enclosed envelope. To vote by Internet or telephone, see the instructions on the reverse side. This proxy is solicited on behalf of the Corporation’s Board of Directors.

To vote in accordance with the Board of Directors’ recommendations, please sign and date on the reverse side; no boxes need to be checked.

C Authorized Signatures — Date and Sign Below.

This section must be completed for your vote to be counted. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

D Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.

LOCKHEED MARTIN

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors (see below): The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:

01—Nolan D. Archibald

02—Rosalind G. Brewer

03—David B. Burritt

04—James O. Ellis, Jr.

For Against Abstain

05—Thomas J. Falk

06—Gwendolyn S. King

07—James M. Loy

08—Douglas H. McCorkindale

For Against Abstain

09—Joseph W. Ralston

10—Anne Stevens

11—Robert J. Stevens

For Against Abstain

B Proposals: The Board of Directors recommends a vote FOR Proposal 2, 3 and 4 and “1 Yr” on Proposal 5.

2. Ratification of Appointment of Ernst & Young LLP as Independent Auditors

3. Management Proposal

Adopt the Lockheed Martin Corporation 2011 Incentive Performance Award Plan

4. Proposal to Approve the Compensation of Named Executive Officers

For Against Abstain

5. Proposal on the Frequency of Holding Future Votes on the Compensation of Named Executive Officers

1 Yr 2 Yrs 3 Yrs Abstain

The Board of Directors recommends a vote AGAINST Proposal 6.

6. Stockholder Proposal

Allow Stockholders to Act by Written Consent in Lieu of a Meeting

For Against Abstain

1 U P X 1 1 0 6 4 3 2

<STOCK#> 01A1XI

LOCKHEED MARTIN

Please note that for security reasons, you must have an admission ticket (or proof of ownership) and valid photo identification in order to be admitted. All hand-carried items will be subject to inspection. In order to expedite entry, it is requested that items such as bags, briefcases, and packages not be brought into the meeting. Any bags, briefcases, or packages must be checked at the registration desk prior to entering the meeting room.

Annual Meeting of Stockholders

Thursday, April 28, 2011, 10:30 a.m. (Eastern Daylight Saving Time) Southern Maryland Higher Education Center 44219 Airport Road, Building II

City of California, State of Maryland 20619

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

LOCKHEED MARTIN CORPORATION

Proxy Card For 2011 Annual Meeting of Stockholders

The undersigned hereby appoints Nolan D. Archibald, David B. Burritt, and Douglas H. McCorkindale, each of them proxies (“Proxies”) of the undersigned with respect to common stock of Lockheed Martin Corporation (the “Corporation”) owned by the undersigned, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation to be held at 10:30 a.m., Eastern Daylight Saving Time, on April 28, 2011, at the Southern Maryland Higher Education Center, 44219 Airport Road, Building II, City of California, State of Maryland 20619, and at any adjournments or postponements thereof. The Proxies shall vote in accordance with the instructions indicated on this card, and are authorized to vote in their discretion on other business that may properly come before the meeting and any adjournments or postponements. The Proxies will vote as the Board of Directors recommends where a choice is not specified.

If the undersigned is a participant in a 401(k) or other profit sharing plan(s) with a Lockheed Martin stock account for which State Street Bank and Trust Company is not a Trustee, the undersigned hereby instructs the Trustee of that plan(s) to vote such shares of stock in accordance with the instructions on the reverse side of this card. Plan shares must be voted no later than 11:59 p.m. Eastern Daylight Saving Time on April 25, 2011.

Please mark, date, and sign this card and return it promptly in the enclosed envelope. To vote by Internet or telephone, see the instructions on the reverse side. This proxy is solicited on behalf of the Corporation’s Board of Directors.

To vote in accordance with the Board of Directors’ recommendations, please sign and date on the reverse side; no boxes need to be checked.

C Authorized Signatures — Date and Sign Below.

This section must be completed for your vote to be counted. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

LOCKHEED MARTIN

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE

SACKPACK

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

ADD 5

ADD 6

Admission Ticket

C123456789

000000000.000000 ext

000000000.000000 ext

000000000.000000 ext

000000000.000000 ext

000000000.000000 ext

000000000.000000 ext

Electronic Voting Directions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your voting directions, you may choose one of the two voting methods outlined below to provide your voting directions.

PROXY VOTING DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Voting directions submitted by Internet or on telephone must be received by 11:59 p.m., Eastern Daylight Saving Time, April 25, 2011 for participants in of one the Corporation’s 401(k) or other profit sharing plans with Lockheed Martin common stock allocated to his or her account(s).

Vote by Internet

• Log on to the Internet and go to www.investorvote.com

• Follow the steps outlined on the secure website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Or dial 1-781-575-2300 from outside the U.S.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Voting Direction Card

1234 5678 9012 345

IF YOU HAVE NOT PROVIDED VOTING DIRECTION VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors (see below): The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:

01—Nolan D. Archibald

02—Rosalind G. Brewer

03—David B. Burritt

04—James O. Ellis, Jr.

For Against Abstain

05—Thomas J. Falk

06—Gwendolyn S. King

07—James M. Loy

08—Douglas H. McCorkindale

For Against Abstain

09—Joseph W. Ralston

10—Anne Stevens

11—Robert J. Stevens

For Against Abstain

B Proposals: The Board of Directors recommends a vote FOR Proposal 2, 3 and 4 and “1 Yr” on Proposal 5.

2. Ratification of Appointment of Ernst & Young LLP as Independent Auditors

3. Management Proposal

Adopt the Lockheed Martin Corporation 2011 Incentive Performance Award Plan

4. Proposal Executive to Officers Approve the Compensation of Named

For Against Abstain

5. Proposal on the Frequency of Holding Future Votes on the Compensation of Named Executive Officers

1 Yr 2 Yrs 3 Yrs Abstain

The Board of Directors recommends a vote AGAINST Proposal 6.

6. Stockholder Proposal

Allow Stockholders to Act by Written Consent in Lieu of a Meeting

For Against Abstain

C 1234567890 J N T

1 U P X 1 1 0 6 4 3 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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ADMISSION TICKET

Please note that for security reasons, you must have an admission ticket (or proof of ownership) and valid photo identification in order to be admitted. All hand-carried items will be subject to inspection. In order to expedite entry, it is requested that items such as bags, briefcases, and packages not be brought into the meeting. Any bags, briefcases, or packages must be checked at the registration desk prior to entering the meeting room.

Annual Meeting of Stockholders

Thursday, April 28, 2011, 10:30 a.m. (Eastern Daylight Saving Time) Southern Maryland Higher Education Center 44219 Airport Road, Building II

City of California, State of Maryland 20619

IMPORTANT NOTICE TO PARTICIPANTS WITH LOCKHEED MARTIN CORPORATION COMMON STOCK ALLOCATED TO THEIR ACCOUNTS IN CERTAIN COMPANY SPONSORED SAVINGS PLANS

Dear Plan Participant:

State Street Bank and Trust Company (“State Street”) is the Trustee with respect to the Lockheed Martin Corporation common stock held in the following plans: Lockheed Martin Corporation Salaried Savings Plan Lockheed Martin Corporation Hourly Employee Savings Plan Plus Lockheed Martin Corporation Capital Accumulation Plan Lockheed Martin Corporation Capital Accumulation Plan for Hourly Employees Lockheed Martin Corporation Operations Support Savings Plan Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees Lockheed Martin Corporation Basic Benefit Plan for Hourly Employees This voting direction card is used for the purpose of providing confidential voting directions to State Street with respect to the shares held in the plans listed above. All matters to be voted upon at the Annual Meeting of Stockholders are extremely important and are described in the proxy materials.

Sincerely,

State Street Bank and Trust Company, Trustee

IF YOU HAVE NOT PROVIDED VOTING DIRECTION VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

LOCKHEED MARTIN CORPORATION

Proxy Voting Direction Card For 2011 Annual Meeting of Stockholders

State Street Bank and Trust Company, as Trustee of the plans listed above, is directed to vote the shares of Lockheed Martin Corporation (the “Corporation”) common stock allocated to my account(s) in one or more of the plans listed above, at the Annual Meeting of Stockholders (“Annual Meeting”) of the Corporation to be held on April 28, 2011, with respect to the election of directors and the proposals and at any adjournments or postponements. State Street will vote in accordance with the directions indicated on this card. State Street will vote signed cards that are returned in accordance with recommendations of the Board of Directors where voting directions are not specified. If no voting direction is received or if this proxy voting direction card is returned unsigned, the shares allocated to my account(s) will be voted by State Street in proportion to those shares allocated to accounts of participants for which timely directions were received, unless contrary to ERISA. Plan Participants are requested to mark, date, and sign this card and return it promptly in the enclosed envelope. To vote by Internet or telephone, see instructions on the reverse side. This proxy is solicited on behalf of the Corporation’s Board of Directors.

C Authorized Signatures — Date and Sign Below.

This section must be completed for your voting direction to be counted. The signer hereby revokes all previous direction given by the signer to vote at the Annual Meeting or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

D Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.

DATE: March 14, 2011

TO: Lockheed Martin Savings Plan Participants

FROM: Maryanne R. Lavan, Senior Vice President, General Counsel and

Corporate Secretary

SUBJECT: Annual Meeting Proxy Materials Coming Soon

As a Lockheed Martin savings plan participant, you are entitled to vote your shares held through the Lockheed Martin savings plans for the Corporation’s Annual Meeting of Stockholders, which will be held on April 28, 2011.

On March 15, 2011, you will receive an e-mail from Computershare Trust Company, N.A. (cpucommunications.com), our independent registrar and transfer agent, with a subject line of “EXTERNAL: Important Notice Regarding Availability of Lockheed Martin Proxy Materials.” The e-mail will include a link to the Corporation’s Annual Report and 2011 Proxy Statement (together, the “Proxy Materials”). It will also contain information on how you can vote your shares confidentially through the Internet or by telephone.

Please note: personal computer settings vary and known e-mail addresses, such as those from Computershare may sometimes be directed to the “Junk E-mail” folder. These items can be recovered by dragging and dropping the e-mail from the “Junk E-mail” folder to the “Inbox.” To prevent this type of action from occurring in the future, e-mails can be marked as “not junk” and the sender can be placed on the safe senders list.

A hard copy of the Proxy Materials can be requested by calling 1-877-223-3863 (toll free) or 1-267-468-0767, if outside the U.S. Requests will be fulfilled until 3:00 p.m. EDT April 15, 2011.

Your vote is important. Please watch for your e-mail from Computershare, check your “Junk E-mail” folder if you do not receive the e-mail, and vote promptly.

Email #2 to Employee Plan Participants (to be sent 3/15/11)

Email will have date when sent

Email subject will be:

Important Notice Regarding Availability of Lockheed Martin Proxy Materials

Lockheed Martin Corporation

Annual Meeting of Stockholders

April 28, 2011 at 10:30 a.m. (Eastern Daylight Saving Time)

Southern Maryland Higher Education Center

44219 Airport Road, Building II

City of California, State of Maryland 20619

Proxy Login Control Number:

To: Lockheed Martin Corporation Savings Plan Participants as of March 1, 2011

Lockheed Martin Corporation’s Annual Report and Proxy Statement (“Proxy Materials”) are available at www.investorvote.com. You may vote your shares for the Annual Meeting of Stockholders at this site. To view the Proxy Materials and cast your vote, enter the Proxy Login Control Number above without spaces and follow the on-screen instructions.

To obtain a hard copy of Proxy Materials:

• Dial toll free 1-877-223-3863 within the U.S.

• Dial 1-267-468-0767 from outside the U.S.

• Requests must be received by 3:00 p.m., Eastern Daylight Saving Time, on April 15, 2011

Voting deadline:

• 11:59 p.m., Eastern Daylight Saving Time, on Monday, April 25, 2011

Thank you for submitting your very important vote.

Computershare Trust Company, N.A.

Independent Registrar and Transfer Agent for Lockheed Martin Corporation

Email #3 to Employee Plan Participants (to be sent 3/29/11 and 4/12/11)

Email will have date when sent

Email subject will be:

Reminder Notice – Please Vote Your Lockheed Martin Corporation Proxy Today

Lockheed Martin Corporation

Annual Meeting of Stockholders

April 28, 2011 at 10:30 a.m. (Eastern Daylight Saving Time)

Southern Maryland Higher Education Center

44219 Airport Road, Building II

City of California, State of Maryland 20619

Proxy Login Control Number:

To: Lockheed Martin Corporation Savings Plan Participants as of March 1, 2011

Lockheed Martin Corporation’s Annual Report and Proxy Statement (“Proxy Materials”) are available at www.investorvote.com. You may vote your shares for the Annual Meeting of Stockholders at this site. To view the Proxy Materials and cast your vote, enter the Proxy Login Control Number above without spaces and follow the on-screen instructions. If you have previously submitted your vote, no further action is required.

To vote by telephone:

• Dial toll free 1-800-652-8683 within the U.S., Canada and Puerto Rico

• Dial 1-781-575-2300 from outside the U.S.

• Use Proxy Login Control Number above for voting identification purposes

To obtain a hard copy of Proxy Materials:

• Dial toll free 1-877-223-3863 within the U.S.

• Dial 1-267-468-0767 from outside the U.S.

• Requests must be received by 3:00 p.m., Eastern Daylight Saving Time, on April 15, 2011

Voting deadline:

• 11:59 p.m., Eastern Daylight Saving Time, on Monday, April 25, 2011

Thank you for submitting your very important vote.

Computershare Trust Company, N.A.

Independent Registrar and Transfer Agent for Lockheed Martin Corporation

EVERCORE TRUST COMPANY, N.A.

IMPORTANT NOTICE TO PARTICIPANTS WITH LOCKHEED MARTIN CORPORATION COMMON STOCK ALLOCATED

TO THEIR ACCOUNTS IN CERTAIN COMPANY SPONSORED PLANS

Dear Plan Participant:

The enclosed 2011 proxy materials have been prepared at the direction of the Board of Directors of Lockheed Martin Corporation (“Lockheed Martin”) in connection with its solicitation of proxies for the Annual Meeting of Stockholders to be held on April 28, 2011.

Evercore Trust Company, N.A. (“EVERCORE”), is trustee with respect to the shares of Lockheed Martin Corporation common stock (“Common Stock”) held in the SANDIA CORPORATION SAVINGS AND INCOME PLAN and the SANDIA CORPORATION SAVINGS AND SECURITY PLAN (the “Plans”). The enclosed Annual Meeting Proxy Card (the “proxy card”) is used for the purpose of giving voting instructions to EVERCORE with respect to shares held in the Plans. This letter provides information concerning the voting of Common Stock held in the Plans.

The recommendations of the Board of Directors with respect to matters to be voted upon at the Annual Meeting of Stockholders are printed on the proxy card. If you want to follow the Board’s recommendations on all matters, you can do so by signing, dating and returning the proxy card in the enclosed postage-paid envelope without checking any of the boxes on the proxy card. You may also provide voting instructions electronically by Internet or touch-tone telephone, as explained below.

All matters to be voted upon at this meeting are extremely important and are described in the enclosed proxy materials. You should carefully read these materials and follow the instructions below to complete and return the proxy card or provide voting instructions electronically by Internet or telephone.

VOTING DEADLINE

In order to ensure that your voting instructions to EVERCORE are tabulated in a timely fashion, your proxy card, Internet or telephone instructions must be received no later than 11:59 p.m. Eastern Daylight Saving Time on April 25, 2011.

If you wish to provide voting instructions by returning the proxy card, you must complete, sign, date and return your proxy card in the envelope provided in time for it to be received by the voting deadline. Please return your proxy card in the envelope provided which is addressed to Computershare Trust Company, N.A. the confidential vote tabulator for EVERCORE.

EVERCORE’S RESPONSIBILITIES

As a trustee with respect to the Lockheed Martin Corporation Common Stock held in the SANDIA Plans, EVERCORE’s responsibilities include providing proxy materials to participants, ensuring the confidentiality of participants’ voting instructions, voting shares in accordance with participant instructions, and voting shares for which no instructions are received from participants.

HOW TO GIVE VOTING INSTRUCTIONS

These instructions explain how you may give voting instructions to EVERCORE with respect to shares of Lockheed Martin Corporation Common Stock held in the Plans.

Only EVERCORE can vote the shares of Common Stock held by the Plans. However, under the terms of the Plans, each participant is entitled to instruct EVERCORE on how to vote all shares allocated to his or her account. You may instruct EVERCORE to vote for or against any particular matter or to abstain from voting on that matter. If you sign, date and return the proxy card but do not check any boxes on the card, EVERCORE will vote the shares in accordance with the Board’s recommendations on the proxy card.

You may also provide voting instructions to EVERCORE by using the Internet or a touch-tone telephone. Simply access www.investorvote.com on the Internet or dial 1-800-652-8683 on a touch-tone telephone and follow the directions. You must have your proxy card available when you vote by Internet or telephone. If you return the proxy card and also provide voting instructions by Internet and/or telephone, EVERCORE will follow your latest instructions. For this purpose, the date on your proxy card will be the date for those instructions. If it is not possible to determine which voting instructions are the latest, EVERCORE will follow your latest dated electronic voting instructions.

Failure to Provide Instructions

If you fail to sign, date and return the proxy card or vote by Internet or telephone, EVERCORE will vote shares allocated to your account in its sole discretion.

CONFIDENTIALITY

Your voting instructions to EVERCORE are confidential. EVERCORE will not disclose how you voted or if you voted, unless required to do so by law. You should feel free to instruct EVERCORE to vote in the manner you think is best.

QUESTIONS

If you have any questions about your voting rights under the Plans, the proxy card or the confidentiality of your vote, please contact EVERCORE between the hours of 8:30 a.m. and 4:00 p.m. Pacific time at 1-888-296-2891.

EVERCORE TRUST COMPANY, N.A. PLAN TRUSTEE Dated March 11, 2011

Black – fixed, non-variable template text

Blue – client-provided information

Red – merge fields from proxy data file

<Company_Logo>

Lockheed Martin Corporation

Annual Meeting of Stockholders

April 28, 2011 at 10:30 a.m. Eastern Daylight Saving Time

Southern Maryland Higher Education Center

44219 Airport Road, Building II

City of California, State of Maryland 20619

Proxy Login Details:

Control Number: [[SingleControlNumber]]

To: <Shareholder Registration>

Lockheed Martin Corporation’s 2011 Annual Meeting Materials including the 2010 Annual Report and 2011 Proxy Statement are now available online. You may also vote your shares online for the Annual Stockholders Meeting.

To view the Proxy Statement visit:

http:

To view the Annual Report visit:

http:

To cast your vote, please visit www.investorvote.com and follow the on-screen instructions. You will be prompted to enter the proxy voting details provided above in this email to access this voting site. Note that votes submitted through this site must be received by 1:00 a.m. Eastern Daylight Saving Time, April 28, 2011.

You may also vote your shares by telephone by calling (800) 652-8683 within the U.S., Canada and Puerto Rico and (781) 575-2300 from other countries. Follow the instructions provided by the recorded message. You will need the Proxy Login Control Number above in this email for voting identification purposes.

Thank you for submitting your very important vote.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs where you will find useful FAQ’s, phone numbers and our secure online contact form.